UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04375

Name of Fund:	BlackRock Multi-State Municipal Series Trust
BlackRock New York Municipal Opportunities Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-State Municipal Series Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2023

Date of reporting period: 06/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2023

2023 Annual Report

BlackRock Multi-State Municipal Series Trust

•	BlackRock New York Municipal Opportunities Fund

BlackRock Municipal Bond Fund, Inc.

•	BlackRock High Yield Municipal Fund
•	BlackRock National Municipal Fund
•	BlackRock Short-Term Municipal Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2023	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock New York Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2023, the Fund’s Institutional, Investor A1 and Class K shares outperformed their primary benchmark, the Bloomberg Municipal Bond Index, while the Investor A and Investor C shares underperformed. For the same period, all of the Fund’s share classes underperformed its secondary benchmark, a customized weighted index comprised of 85% Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged USD/10% Bloomberg Municipal Bond: New York High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index New York Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The following discussion of relative performance pertains to the Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds posted modest gains in the reporting period, as the benefit of income offset the effect of falling prices. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed.

The Fund’s use of U.S. Treasury futures to manage interest rate risk was the strongest contributor to performance in the rising rate environment. The Fund’s holdings in bonds in the 15- to 25-year maturity area also contributed, as did its positions in A and BBB rated issues. The Fund’s duration positioning helped results, as well. On the other hand, holdings in the utilities sector in Puerto Rico detracted.

Describe recent portfolio activity.

The Fund’s net duration positioning decreased slightly over the period and was below the benchmark for the majority of the time. (Duration is a measure of interest rate sensitivity). In terms of maturity positioning, the largest change was a decrease to bonds with maturities of 30 years and longer and an increase to the 25- to 30-year range.

With respect to sector changes, the largest decrease was to local tax-backed issues, while the largest increase was to utilities. The Fund added to municipal bonds in the AA credit quality area while decreasing its allocation to A rated securities.

During the first half of the reporting period, robust New York municipal issuance kept pressure on yield spreads and presented opportunities to add new holdings with relatively high book yields and coupons of 5% or higher. During the second half of the reporting period, the investment adviser focused on improving call protection and diversifying the portfolio to the extent possible. It also sought to optimize yield curve positioning, with a focus on the steepest areas.

Describe portfolio positioning at period end.

The Fund’s net duration was below the benchmark and lower than it was at the start of the reporting period. The Fund was overweight in A rated bonds and the 15- to 25-year maturity range.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock New York Municipal Opportunities Fund

Performance

			Average Annual Total Returns(a)(b)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.22%	3.09%	3.27%	N/A	1.24%	N/A	3.18%	N/A

Investor A	2.84	2.73	3.11	(1.27)%	0.99	0.12%	2.92	2.48%

Investor A1	2.99	2.89	3.27	N/A	1.16	N/A	3.08	N/A

Investor C	2.21	2.10	2.24	1.24	0.23	0.23	2.32	2.32

Class K	3.27	3.15	3.33	N/A	1.29	N/A	3.20	N/A

Customized Reference Benchmark(c)	—	—	3.74	N/A	1.84	N/A	N/A	N/A

Bloomberg Municipal Bond Index	—	—	3.19	N/A	1.84	N/A	2.68	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

(c)

A customized weighted index comprised of 85% Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged USD/10% Bloomberg Municipal Bond: New York High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index New York Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,023.30	$3.61		$2.51		$1,000.00	$1,021.22	$3.61		$1,022.32	$2.51		0.72%	0.50%
Investor A	1,000.00	1,023.10	4.87		3.76		1,000.00	1,019.98	4.86		1,021.08	3.76		0.97	0.75
Investor A1	1,000.00	1,023.80	4.11		3.01		1,000.00	1,020.73	4.11		1,021.82	3.01		0.82	0.60
Investor C	1,000.00	1,018.30	8.61		7.51		1,000.00	1,016.27	8.60		1,017.36	7.50		1.72	1.50
Class K	1,000.00	1,024.60	3.36		2.26		1,000.00	1,021.47	3.36		1,022.56	2.26		0.67	0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2023 (continued)	BlackRock New York Municipal Opportunities Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Transportation	22.2%
County/City/Special District/School District	20.5
Utilities	16.7
State	16.6
Education	11.1
Housing	5.0
Tobacco	3.4
Corporate	2.1
Health	2.1
Other*	0.3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	5.5%
2024	3.8
2025	3.3
2026	4.2
2027	11.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	11.5%
AA/Aa	56.4
A	17.1
BBB/Baa	4.2
BB/Ba	1.2
B	0.9
N/R(e)	8.7

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2023, all of the Fund’s share classes underperformed its primary benchmark, the Bloomberg Municipal High Yield Bond Index, as well as its secondary benchmark, a customized weighted index comprised of 20% Bloomberg Municipal Bond Rated Baa Index / 60% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index / 20% Bloomberg Municipal Investment Grade ex BBB (the “High Yield Customized Reference Benchmark”). The following discussion of relative performance pertains to the High Yield Customized Reference Benchmark.

What factors influenced performance?

High yield municipal bonds posted modest gains in the reporting period, as the benefit of income offset the effect of falling prices. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed. High yield municipals finished slightly behind the investment-grade market.

The Fund’s positions in bonds issued by Puerto Rico Electric Power Authority, which lost ground due to an unfavorable ruling in the company’s bankruptcy proceedings, were key detractors. An overweight to duration and positions in long-term bonds detracted, as well (Duration is a measure of interest rate sensitivity). On the positive side, the Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment.

Describe recent portfolio activity.

The investment adviser’s activity was focused on reducing the portfolio’s duration. It achieved this by selling long-term issues, eliminating leverage, selling bonds with lower coupons and raising cash levels. In addition, it sought to harvest tax losses and swap into higher-yielding securities. While these steps led to a meaningful reduction in duration, the Fund was nonetheless slightly overweight to duration at the close of the reporting period. The Fund also continued to have an overweight in long-term bonds.

Describe portfolio positioning at period end.

The investment adviser maintained an elevated cash position to help preserve capital in a time of heightened volatility and poor market performance. Cash started to provide a more attractive source of income as the Fed aggressively raised interest rates. The Fund was overweight in longer-term bonds (those with maturities of 20 years and above). On a sector basis, the Fund was overweight in education, corporate-backed, housing and utilities sectors, and it was underweight in tax-backed state and local, school districts, tobacco, transportation, and healthcare sectors. In terms of credit quality, the Fund was barbelled with overweights in AA, A and non-rated bonds and underweights in BBB and BB rated issues.

The Fund was positioned conservatively at the close of the reporting period, with high cash reserves, no leverage, and a modest overweight to duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will primarily invest in municipal bonds that have a maturity of five years or longer.

(c)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

F U N D S U M M A R Y	7

Fund Summary as of June 30, 2023 (continued)	BlackRock High Yield Municipal Fund

Performance

			Average Annual Total Returns(a)(b)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	4.03%	3.95%	0.90%	N/A	1.85%	N/A	3.99%	N/A

Investor A	3.62	3.55	0.64	(3.63)%	1.60	0.72%	3.73	3.28%

Investor C	3.01	2.90	(0.22)	(1.18)	0.84	0.84	3.10	3.10

Class K	4.08	3.96	0.95	N/A	1.90	N/A	4.02	N/A

High Yield Customized Reference Benchmark(c)	—	—	3.17	N/A	2.54	N/A	N/A	N/A

Bloomberg Municipal High Yield Bond Index	—	—	2.85	N/A	2.79	N/A	4.17	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund primarily invest in municipal bonds that have a maturity of five years or longer.

(c)

A customized weighted index comprised of 20% Bloomberg Municipal Bond Rated Baa Index/60% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/20% Bloomberg Municipal Investment Grade ex BBB (the “High Yield Customized Reference Benchmark”). The High Yield Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,023.10	$3.11		$2.71		$1,000.00	$1,021.72	$3.11		$1,022.12	$2.71		0.62%	0.54%
Investor A	1,000.00	1,021.90	4.31		3.96		1,000.00	1,020.53	4.31		1,020.88	3.96		0.86	0.79
Investor C	1,000.00	1,018.00	8.06		7.71		1,000.00	1,016.81	8.05		1,017.16	7.70		1.61	1.54
Class K	1,000.00	1,023.40	2.86		2.46		1,000.00	1,021.97	2.86		1,022.36	2.46		0.57	0.49

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock High Yield Municipal Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

State	22.7%
Corporate	14.5
Education	13.8
Health	13.7
County/City/Special District/School District	10.7
Transportation	10.3
Housing	4.7
Utilities	4.6
Tobacco	4.2
Other*	0.8

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	10.1%
2024	2.8
2025	2.0
2026	6.4
2027	7.3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	1.1%
AA/Aa	13.8
A	15.8
BBB/Baa	7.8
BB/Ba	7.2
B	1.8
CCC/Caa	0.2
N/R(e)	52.3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	9

Fund Summary as of June 30, 2023	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2023, the Fund’s Institutional and Class K shares outperformed their primary benchmark, the Bloomberg Municipal Bond Index, while the Service, Investor A and Investor C shares underperformed. For the same period, the Fund’s Institutional and Class K shares outperformed their secondary benchmark, a customized weighted index comprised of 90% Bloomberg Municipal Bond Index Total Return Index Valued Unhedged / 10% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “National Customized Reference Benchmark”), while the Service, Investor A and Investor C shares underperformed. The following discussion of relative performance pertains to the National Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds posted modest gains in the reporting period, as the benefit of income offset the effect of falling prices. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed.

The Fund’s holdings in longer-duration securities contributed to relative performance. (Duration is a measure of interest rate sensitivity.) At the sector level, holdings in transportation and utilities issues made the largest contribution at a time in which essential-service revenue sectors generally outperformed. The Fund continued to use U.S. Treasury futures to manage interest-rate risk, which was a small, positive contributor.

Holdings in high yield securities underperformed investment-grade bonds. Yield spreads for non- investment-grade debt widened on concerns that the Fed’s tightening could hamper economic activity. The Fund’s holdings in short-term bonds and securities with shorter call dates also lagged in the rising rate environment. (A call is when an issuer redeems a bond prior to its maturity date.)

Describe recent portfolio activity.

The investment adviser sought to reduce duration and increase credit quality, with the goal of maintaining income and reducing portfolio volatility. It moved duration from an intra-period high of 8.5 years to 6.8 years by the close of the period. It achieved this, in part, by selling positions that had performed well and increasing the Fund’s cash weighting to approximately 6%. In addition, it decreased the Fund’s allocation to high yield bonds from 10% to 6.5%. The investment adviser also reduced the extent of the Fund’s leverage position.

Describe portfolio positioning at period end.

The Fund had an average credit quality of AA-, and it held a 13.9% weighting in bonds subject to the alternative minimum tax (AMT). Duration stood at approximately 6.8 years, compared with 7.2 years for the benchmark. The portfolio was overweight in the corporate-backed, transportation and utilities sectors, while its largest underweight was in the school districts category.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will primarily invest in municipal bonds that have a maturity of five years or longer.

(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock National Municipal Fund

Performance

			Average Annual Total Returns(a)(b)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.11%	3.05%	3.27%	N/A	1.28%	N/A	2.55%	N/A

Service	2.85	2.77	3.01	N/A	1.03	N/A	2.32	N/A

Investor A	2.73	2.69	3.01	(1.37)%	1.00	0.13%	2.32	1.88%

Investor C	2.10	2.06	2.24	1.24	0.27	0.27	1.73	1.73

Class K	3.15	3.12	3.32	N/A	1.33	N/A	2.62	N/A

National Customized Reference Benchmark(c)	—	—	3.16	N/A	1.94	N/A	N/A	N/A

Bloomberg Municipal Bond Index	—	—	3.19	N/A	1.84	N/A	2.68	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will primarily invest in municipal bonds that have a maturity of five years or longer.

(c)

A customized weighted index comprised of 90% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/10% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “National Customized Reference Benchmark”). The National Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,031.60	$2.77		$2.17		$1,000.00	$1,022.07	$2.76		$1,022.66	$2.16		0.55%	0.43%
Service	1,000.00	1,030.30	4.08		3.42		1,000.00	1,020.78	4.06		1,021.42	3.41		0.81	0.68
Investor A	1,000.00	1,029.30	4.03		3.42		1,000.00	1,020.83	4.01		1,021.42	3.41		0.80	0.68
Investor C	1,000.00	1,026.50	7.79		7.19		1,000.00	1,017.11	7.75		1,017.70	7.15		1.55	1.43
Class K	1,000.00	1,031.90	2.52		1.91		1,000.00	1,022.32	2.51		1,022.91	1.91		0.50	0.38

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

F U N D S U M M A R Y	11

Fund Summary as of June 30, 2023 (continued)	BlackRock National Municipal Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Transportation	22.9%
State	18.1
Utilities	16.9
County/City/Special District/School District	12.7
Corporate	10.4
Education	8.1
Health	7.9
Housing	2.1
Other*	0.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	1.7%
2024	3.2
2025	6.3
2026	9.5
2027	17.1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	11.7%
AA/Aa	54.1
A	24.9
BBB/Baa	2.2
BB/Ba	1.3
B	0.1
CCC/Caa	—	(e)
N/R(f)	5.7

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2023, all of the Fund’s share classes outperformed its primary benchmark, the Bloomberg Municipal 1-5 Year Index, with the exception of the Fund’s Investor C shares, which underperformed. For the same period, all of the Fund’s share classes outperformed its secondary benchmark, a customized index comprised of the Bloomberg National Short 0-3 Year Maturities, excluding non-investment grade (the “Short-Term Customized Reference Benchmark”), with the exception of the Fund’s Investor C shares, which underperformed. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Short-Term Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds posted modest gains in the reporting period, as the benefit of income offset the effect of falling prices. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed.

Yield curve positioning was the largest positive contributor to Fund’s performance during the reporting period. The Fund was generally positioned with an overweight in cash and floating-rate bonds, as well as in three- to seven-year issues. At the same time, it was underweight in one- to three-year maturities. Since shorter-dated issues underperformed due to their above-average sensitivity to Fed policy, this aspect of the Fund’s positioning added value.

An overweight in the corporate-backed sector, which included a large position in prepaid gas bonds, also helped results. An underweight to duration, while hurting performance in the rally that occurred in November 2022 through January 2023, was a positive overall contributor at a time of rising yields (Duration is a measure of interest rate sensitivity). An overweight in lower-rated investment-grade issues, which as a group outperformed higher-rated securities due in part to their higher yields, also contributed. On the other hand, underweights in the utilities, state tax-backed and school district sectors detracted.

Describe recent portfolio activity.

At a time of volatile market conditions, particularly on the short end of the yield curve, the investment adviser sought to pare back duration during periods in which the market was being overly aggressive in pricing in Fed rate cuts. Later in the period, it increased duration somewhat to capitalize on opportunities created by volatility. With this said, the investment adviser remained largely committed to its duration, yield curve, and credit positioning throughout the reporting period.

The investment adviser funded outflows and the purchase of new positions from the sale of low-book yield holdings with little upside, as well as a reduction in the Fund’s allocation to variable-rate demand notes (“VRDNs”). However, the Fund continued to hold floating rate notes and VRDNs with attractive spreads to establish its desired yield curve positioning. VRDNs allow the investment adviser to maintain positions in the longer-dated portion of the yield curve while also keeping the portfolio’s duration near that of the index. VRDNs have no price volatility, and their yields adjust higher as rates rise.

The Fund remained underweight in one- to three-year maturities, which are highly sensitive to market expectations of a hawkish Fed amid resilient growth and robust labor market data.

The Fund’s overweight in lower-rated investment-grade debt detracted from performance during the banking-sector stress in March 2023, since its prepaid gas holdings are backed by bank guarantees. The investment adviser maintained the positions through the volatility on the view that the financial markets were overreacting, allowing the Fund to benefit when turmoil in the banking sector subsequently dissipated in the second quarter of 2023.

Describe portfolio positioning at period end.

The Fund had a slightly short duration relative to the benchmark. It was overweight in zero- to one-year and three- to seven-year bonds, and it was underweight in the one- to three-year maturity range. In terms of credit quality, the Fund was overweight in lower-rated investment-grade debt (securities rated A and BBB), and it was underweight in those rated AAA and AA.

The Fund was overweight in the corporate-backed, transportation, housing and healthcare sectors, and it was underweight in general obligations, utilities and pre-refunded issues.

Although the Fund was fully invested, it held an 11% position in short-term VRDNs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of June 30, 2023 (continued)	BlackRock Short-Term Municipal Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than three years.

(c)	An index that covers the long-term tax-exempt bond market. It includes general obligation and revenue bonds with maturities less than 5 years.

Performance

			Average Annual Total Returns(a)(b)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.34%	3.23%	1.72%	N/A	0.65%	N/A	0.60%	N/A

Investor A	3.02	2.95	1.48	(1.56)%	0.43	(0.18)%	0.36	0.05%

Investor A1	3.21	3.13	1.61	N/A	0.55	N/A	0.50	N/A

Investor C	2.34	2.24	0.80	(0.20)	(0.33)	(0.33)	(0.26)	(0.26)

Class K	3.39	3.31	1.87	N/A	0.72	N/A	0.65	N/A

Short-Term Customized Reference Benchmark(c)	—	—	1.06	N/A	1.02	N/A	N/A	N/A

Bloomberg Municipal 1-5 Year Index	—	—	1.08	N/A	1.11	N/A	1.17	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar weighted maturity of no more than three years.

(c)

A customized index comprised of the Bloomberg National Short 0-3 year maturities, excluding non-investment grade (the “Short-Term Customized Reference Benchmark”). The Short-Term Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,014.90	$1.80		$1,000.00	$1,023.01	$1.81		0.36%
Investor A	1,000.00	1,013.80	2.95		1,000.00	1,021.87	2.96		0.59
Investor A1	1,000.00	1,014.40	2.30		1,000.00	1,022.51	2.31		0.46
Investor C	1,000.00	1,010.00	6.78		1,000.00	1,018.05	6.81		1.36
Class K	1,000.00	1,015.20	1.55		1,000.00	1,023.26	1.56		0.31

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock Short-Term Municipal Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Corporate	29.2%
County/City/Special District/School District	14.0
Transportation	10.9
Health	10.5
Housing	10.4
Education	9.1
State	8.1
Utilities	6.8
Tobacco	1.0

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	31.1%
2024	17.8
2025	12.9
2026	13.1
2027	8.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	4.2%
AA/Aa	27.1
A	55.5
BBB/Baa	5.1
N/R(e)	8.1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock New York Municipal Opportunities Fund’s and BlackRock High Yield Municipal Fund’s Class K Share performance shown prior to the Class K shares inception date of January 25, 2018 is that of the respective Fund’s Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares.

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in BlackRock New York Municipal Opportunities Fund and BlackRock Short-Term Municipal Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% for BlackRock New York Municipal Opportunities Fund and 1.00% for BlackRock Short-Term Municipal Fund and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Funds. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain eligible employer-sponsored retirement plans. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each of BlackRock New York Municipal Opportunities Fund, BlackRock High Yield Municipal Fund and BlackRock National Municipal Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, each Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide each Fund with economic benefits in periods of declining short-term interest rates but expose each Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund was not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	17

Schedule of Investments June 30, 2023	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Consumer Discretionary — 0.1%
YMCA of Greater New York, 2.30%, 08/01/26	$1,000	$889,234

Education — 0.1%
Rensselaer Polytechnic Institute, Series 2018, 5.25%, 09/01/48	1,910	1,784,365

Health Care Providers & Services — 0.1%
Northwell Healthcare, Inc., 4.26%, 11/01/47	2,500	2,051,691

State — 0.4%
Community Preservation Corp., Series 2020, Class C, 2.87%, 02/01/30	5,520	4,626,541

Total Corporate Bonds — 0.7% (Cost: $11,320,301)		9,351,831

Municipal Bonds

Illinois — 0.1%

County/City/Special District/School District — 0.1%
Chicago Board of Education, GO, BAB, 6.14%, 12/01/39	615	576,096

New York — 83.3%

Corporate — 2.1%
Build NYC Resource Corp., Refunding RB(a)
AMT, 4.50%, 01/01/25	155	156,325
AMT, 5.00%, 01/01/35	100	102,067
New York Liberty Development Corp., RB, 5.50%, 10/01/37	4,780	5,453,072
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	14,365	16,436,290
New York State Energy Research & Development Authority, Refunding RB, Series C, 4.00%, 04/01/34	650	656,006
New York Transportation Development Corp., ARB, AMT, 5.00%, 01/01/33	1,000	1,034,643
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	3,245	3,389,227

		27,227,630

County/City/Special District/School District — 14.8%
Battery Park City Authority, Refunding RB
Series B, 5.00%, 11/01/38	3,750	4,127,779
Series B, 5.00%, 11/01/39	2,850	3,128,673
Series B, 5.00%, 11/01/40	8,500	9,303,233
City of New York New York, GO
Series B, 5.25%, 10/01/43	1,500	1,694,438
Series B-1, 5.00%, 10/01/43	3,000	3,230,832
Series C, 4.00%, 08/01/41	6,480	6,500,107
Series D, 5.38%, 06/01/32	15	15,024
Series D, 5.00%, 12/01/42	2,490	2,662,201
Series D, 5.00%, 12/01/43	1,010	1,077,950
Series D-1, 5.00%, 03/01/43	2,000	2,156,922
Series D-1, 5.50%, 05/01/44	2,500	2,859,495
Series E-1, 5.00%, 03/01/40	6,000	6,395,940
Sub-Series E1, 4.00%, 04/01/45	2,425	2,379,703
Sub-Series E1, 5.25%, 04/01/47	5,000	5,614,025
Sub-Series F-1, 5.00%, 04/01/39	10,000	10,677,640
City of New York New York, Refunding GO,
Series C-3, 2.46%, 08/01/33	2,145	1,725,226

Security	Par (000)	Value

County/City/Special District/School District (continued)
County of Nassau New York, GO
Series A, 4.00%, 04/01/39	$1,000	$1,022,786
Series B, (AGM), 5.00%, 07/01/37	1,145	1,236,453
Series B, (AGM), 5.00%, 07/01/42	4,190	4,491,806
Series B, (AGM), 5.00%, 07/01/45	4,960	5,300,350
County of Nassau New York, Refunding GO
Series A, (AGM), 4.00%, 04/01/38	2,635	2,695,262
Series A, (AGM), 5.00%, 04/01/46	1,000	1,076,217
Series B, (BAM-TCRS), 5.00%, 04/01/36	2,440	2,632,606
Series B, 5.00%, 04/01/41	1,250	1,413,199
Series B, 5.00%, 04/01/42	1,500	1,689,495
Series B, (AGM), 5.00%, 04/01/44	3,425	3,742,217
Hudson Yards Infrastructure Corp., Refunding RB
Series 2022, 4.00%, 02/15/40	1,000	1,006,094
Series 2022, 4.00%, 02/15/42	2,660	2,676,428
Series A, 5.00%, 02/15/36	2,000	2,149,820
Series A, 4.00%, 02/15/38	2,000	2,051,584
Monroe County Industrial Development Corp., RB, (SAW), 5.00%, 05/01/34	2,375	2,615,766
Nassau County Interim Finance Authority, Refunding RB
Series A, 5.00%, 11/15/34	5,030	5,888,274
Series B, 1.28%, 11/15/28	3,750	3,157,650
New York City Industrial Development Agency, RB(b)
(AGC), 0.00%, 03/01/41	4,155	1,761,217
(AGC), 0.00%, 03/01/42	5,500	2,192,531
(AGC), 0.00%, 03/01/43	2,000	751,866
(AGC), 0.00%, 03/01/45	2,450	815,453
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A1, 5.00%, 08/01/40	10,000	10,735,430
Series E-1, 4.00%, 02/01/46	1,910	1,896,796
Series F1, 5.00%, 05/01/38	3,450	3,661,226
Sub-Series B1, 5.00%, 11/01/35	200	203,496
Sub-Series B1, 5.00%, 11/01/36	680	692,065
Sub-Series B-1, 4.00%, 11/01/45	10,000	9,943,570
Series C-1, Subordinate, 4.00%, 02/01/42	6,000	6,081,954
New York Convention Center Development Corp., RB, CAB, Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55(b)	5,500	1,059,355
New York Convention Center Development Corp., Refunding RB 5.00%, 11/15/35	3,500	3,635,114
5.00%, 11/15/40	7,690	7,923,453
5.00%, 11/15/45	8,490	8,687,664
New York Liberty Development Corp., Refunding RB
Series 1, 5.00%, 11/15/44(a)	5,320	5,347,552
Series A, 2.75%, 11/15/41	17,000	13,083,217
New York State Dormitory Authority, RB, 5.00%, 07/01/26	1,015	1,016,385
New York State Dormitory Authority, Refunding RB, Series B, 5.00%, 08/15/27(c)	5	5,436

		187,888,975

Education — 11.2%
Albany Capital Resource Corp., Refunding RB 4.00%, 07/01/41	1,650	1,275,818
4.00%, 07/01/51	1,705	1,144,140
Amherst Development Corp., Refunding RB 5.00%, 10/01/43	85	85,682
5.00%, 10/01/48	1,040	1,044,159

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
Series A, 4.50%, 06/01/27	$820	$828,097
Series A, 5.00%, 06/01/35	655	674,491
Build NYC Resource Corp., RB (a) 5.00%, 02/01/33	745	710,074
5.63%, 02/01/39	1,285	1,225,458
5.75%, 06/01/42	500	504,878
5.75%, 02/01/49	1,145	1,055,366
5.75%, 06/01/62	1,475	1,446,422
Series A, 4.88%, 05/01/31	640	619,785
Series A, 5.13%, 05/01/38	140	132,134
Series A, 5.50%, 05/01/48	2,175	2,047,273
Build NYC Resource Corp., Refunding RB 5.00%, 06/01/30	385	395,613
5.00%, 08/01/33	275	287,717
5.00%, 06/01/35	250	257,705
5.00%, 08/01/35	740	770,242
5.00%, 06/01/40	310	315,014
5.00%, 08/01/47	725	735,368
5.00%, 11/01/47	2,900	3,225,357
Series A, 5.00%, 06/01/43	325	328,875
County of Cattaraugus New York, RB 5.00%, 05/01/34	130	131,040
5.00%, 05/01/39	225	225,872
Dobbs Ferry Local Development Corp., RB, 5.00%, 07/01/39	1,000	1,020,175
Dutchess County Local Development Corp., RB 5.00%, 07/01/43	955	998,879
5.00%, 07/01/48	1,435	1,484,254
5.00%, 07/01/52	2,500	2,624,082
Dutchess County Local Development Corp.,
Refunding RB 5.00%, 07/01/42	1,980	2,074,996
4.00%, 07/01/46	2,500	2,429,960
Geneva Development Corp., RB, 5.25%, 09/01/23(c)	160	160,480
Hempstead Town Local Development Corp., Refunding RB 5.00%, 10/01/34	570	579,962
5.00%, 10/01/35	265	269,637
5.00%, 07/01/47	2,165	2,248,045
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/35	800	867,726
Series A, 5.00%, 07/01/36	1,000	1,077,106
Series A, 5.00%, 07/01/37	500	533,311
Series A, 4.00%, 07/01/50	5,000	4,868,880
Series C, 5.05%, 07/01/28	1,000	1,010,087
Series C, 4.00%, 07/01/37	1,765	1,797,051
New York State Dormitory Authority, RB 4.00%, 07/01/46	2,450	2,384,658
5.00%, 07/01/49	6,380	6,770,182
1st Series, (AMBAC), 5.50%, 07/01/40	500	603,884
Series 1, (BHAC-CR AMBAC), 5.50%, 07/01/31	475	539,774
Series A, 5.25%, 07/01/24(c)	250	254,971
Series A, 5.50%, 07/01/24(c)	2,500	2,555,750
Series A, 5.00%, 07/01/43	8,065	8,465,242
Series A, 4.00%, 07/01/44	2,010	1,974,843
New York State Dormitory Authority, Refunding RB 1.64%, 07/01/26	2,000	1,810,894

Security	Par (000)	Value

Education (continued)
New York State Dormitory Authority, Refunding RB (continued) 2.26%, 07/01/30	$4,000	$3,380,380
3.78%, 07/01/34	2,100	1,897,886
(AGM), 5.00%, 10/01/37	1,875	2,094,249
(AGM), 5.00%, 10/01/38	1,000	1,110,550
5.00%, 07/01/44	5,000	5,430,660
Series A, 5.25%, 07/01/23(c)	2,095	2,095,000
Series A, 5.00%, 07/01/24(c)	1,000	1,017,471
Series A, 2.28%, 07/01/30	1,945	1,646,215
Series A, 2.58%, 07/01/33	4,000	3,249,656
Series A, 5.00%, 07/01/35	2,750	3,038,384
Series A, 5.00%, 07/01/36	1,850	1,963,818
Series A, 5.00%, 07/01/37	350	360,046
Series A, 5.00%, 07/01/38	1,005	1,056,672
Series A, 5.00%, 07/01/41	500	517,820
Series A, 5.00%, 07/01/42	1,585	1,651,576
Series A, 5.00%, 07/01/43	1,000	1,020,487
Series A, 4.00%, 07/01/46	10,180	10,049,014
Series A, 5.00%, 07/01/46	675	694,818
Series A, 4.00%, 07/01/47	1,250	1,150,888
Series A, 5.00%, 07/01/51	3,000	3,235,965
Series B, 2.83%, 07/01/31	2,820	2,432,870
Series B, 5.00%, 10/01/38	10,000	10,838,200
Series C, 4.00%, 07/01/49	2,500	2,414,937
Onondaga County Trust for Cultural Resources, Refunding RB 5.00%, 05/01/40	135	139,820
4.00%, 12/01/41	3,760	3,787,726
4.00%, 12/01/47	3,000	2,919,726
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	360	360,135
Series A, 5.00%, 07/01/42	220	220,039
Schenectady County Capital Resource Corp., Refunding RB 5.00%, 07/01/32	335	388,087
5.25%, 07/01/52	285	314,472
St Lawrence County Industrial Development Agency, Refunding RB, Series B, 4.43%, 07/01/56	1,500	1,267,539
Troy Capital Resource Corp., Refunding RB 4.00%, 08/01/35	1,110	1,117,092
4.00%, 09/01/40	160	155,792
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 07/01/37	885	901,287

		142,790,686

Health — 2.1%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35	665	586,723
Build NYC Resource Corp., Refunding RB, 5.00%, 07/01/24(c)	1,100	1,119,218
Dutchess County Local Development Corp., RB, Series A, 5.00%, 07/01/24(c)	750	763,103
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	4,345	4,474,672
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	525	410,084
Monroe County Industrial Development Corp., RB 5.00%, 12/01/29	660	683,576
4.00%, 12/01/41	100	88,857
5.00%, 12/01/46	1,450	1,456,983

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) June 30, 2023	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Monroe County Industrial Development Corp., RB (continued)
Series A, 5.00%, 12/01/37	$370	$370,116
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/36	2,800	2,648,971
New York State Dormitory Authority, Refunding RB 5.00%, 05/01/38	1,705	1,837,927
4.00%, 07/01/38	110	82,099
4.00%, 07/01/39	140	102,975
4.00%, 07/01/40	325	235,604
5.00%, 07/01/41	450	367,794
4.00%, 07/01/45	460	313,885
5.00%, 05/01/52	4,000	4,187,644
Series A, 5.00%, 05/01/43	1,570	1,597,119
Southold Local Development Corp., RB, 4.00%, 12/01/45	1,900	1,439,049
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	285	290,214
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	1,145	1,083,360
Westchester County Healthcare Corp., Refunding RB, Series B, Senior Lien, 6.00%, 11/01/30	105	105,141
Westchester County Local Development Corp., Refunding RB 5.00%, 11/01/34	500	507,615
5.00%, 07/01/41(a)	1,150	970,431
5.00%, 07/01/56(a)	1,270	989,559

		26,712,719

Housing — 5.1%
New York City Housing Development Corp., RB, M/F Housing 4.15%, 11/01/46	2,805	2,661,561
3.73%, 05/01/63(d)	3,000	2,998,323
Class F-1, 4.75%, 11/01/47	1,500	1,510,892
Series B1, 5.25%, 07/03/23(c)	500	500,000
Series K, 3.85%, 11/01/38	4,000	3,723,132
Series K, 4.00%, 11/01/48	2,925	2,598,865
New York City Housing Development Corp., Refunding RB, 3.76%, 01/01/29	3,000	2,780,874
New York City Housing Development Corp., Refunding RB, M/F Housing, Series D, 4.10%, 11/01/38	2,500	2,200,427
New York State Housing Finance Agency, RB, M/F Housing
Series C, (SONYMA), 3.25%, 05/01/27	5,000	4,641,115
Series C, (FHLMC, FNMA, GNMA, SONYMA), 2.75%, 11/01/31	1,000	929,182
Series E, (FNMA, SONYMA), 4.15%, 11/01/47	165	150,927
Series J-1, 2.80%, 11/01/51	4,500	3,109,176
Series L-2, (SONYMA), 0.75%, 11/01/25	7,095	6,602,550
Series M-2, (SONYMA), 0.75%, 11/01/25	3,185	2,963,936
Series A, AMT, (SONYMA), 4.90%, 02/15/38	645	645,122
Series A, AMT, (SONYMA), 5.10%, 02/15/38	875	875,329
New York State Housing Finance Agency, Refunding RB, Series C, (FNMA, SONYMA), 3.85%, 11/01/39.	4,425	4,100,249
State of New York Mortgage Agency, RB, S/F Housing 250th Series, (SONYMA), 4.80%, 10/01/48	5,000	5,101,285
Series 239, (SONYMA), 3.25%, 10/01/51	4,880	4,677,997

Security	Par (000)	Value

Housing (continued)
State of New York Mortgage Agency, Refunding RB, S/F Housing
Series 235, AMT, 1.40%, 10/01/27	$5,460	$4,908,251
Series 235, AMT, 1.50%, 04/01/28	5,475	4,870,982
Yonkers Industrial Development Agency, RB
AMT, (SONYMA), 5.25%, 04/01/37	585	585,356
Series A, AMT, (SONYMA), 4.80%, 10/01/26	335	335,216
Series A, AMT, (SONYMA), 5.00%, 10/01/37	1,640	1,640,528

		65,111,275

State — 10.0%
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S1, Subordinate, (SAW), 4.00%, 07/15/45	2,460	2,415,718
Series S-1, Subordinate, (SAW), 5.00%, 07/15/38	2,250	2,409,430
Series S-1, Subordinate, (SAW), 5.00%, 07/15/43	4,865	5,018,938
Series S-3, Subordinate, (SAW), 5.25%, 07/15/36	2,080	2,282,216
Series S-3, Subordinate, (SAW), 5.00%, 07/15/37	3,015	3,243,908
Series S-3, Subordinate, (SAW), 5.25%, 07/15/45	5,000	5,346,555
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
Series S-1A, (SAW), 4.00%, 07/15/39	2,000	2,021,092
Series S-1, Subordinate, (SAW), 4.00%, 07/15/37	1,265	1,290,816
Series S-3, Subordinate, (SAW), 5.00%, 07/15/37	7,000	7,531,461
New York State Dormitory Authority, RB
Series A, 4.80%, 12/01/34	10,220	10,124,586
Series A, 5.00%, 03/15/39	1,630	1,743,386
Series A, 5.00%, 03/15/40	1,500	1,583,259
Series A, 5.00%, 03/15/43	585	614,094
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/39	7,250	7,899,629
Series A, 5.00%, 03/15/41	10,000	10,762,010
Series A, 4.00%, 03/15/43	5,000	4,956,280
Series C, 2.15%, 03/15/31	2,000	1,653,726
Series C, 5.00%, 03/15/39	8,000	8,556,496
Series E, 5.00%, 03/15/40	5,165	5,549,922
Series E, 5.00%, 03/15/41	3,615	3,876,806
New York State Urban Development Corp., RB, Series C, 5.00%, 03/15/30	250	250,346
New York State Urban Development Corp., Refunding RB 4.00%, 03/15/43	4,700	4,701,626
4.00%, 03/15/44	2,800	2,784,457
4.00%, 03/15/46	2,625	2,583,525
Series A, 5.00%, 03/15/38	10,000	10,575,540
Series B, 2.77%, 03/15/31	7,500	6,493,462
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 5.25%, 05/15/52	10,465	11,575,002

		127,844,286

Tobacco — 3.5%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 06/01/39	825	789,232
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,595	4,311,677
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(a)	2,200	2,200,587
Series A, 5.00%, 06/01/42	3,775	3,593,483
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	6,350	5,971,826
Series A-2B, 5.00%, 06/01/51	3,955	3,680,005
Series B, 5.00%, 06/01/28	90	93,592

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
New York Counties Tobacco Trust VI, Refunding RB (continued)
Series B, 5.00%, 06/01/29	$105	$109,312
Series C, 4.00%, 06/01/51	4,055	3,184,619
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	2,250	2,279,952
5.25%, 05/15/40	1,250	1,263,996
TSASC, Inc., Refunding RB
Series A, 5.00%, 06/01/30	775	799,743
Series A, 5.00%, 06/01/33	3,000	3,123,270
Series A, 5.00%, 06/01/36	5,835	6,002,499
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	4,380	4,281,446
Sub-Series C, 5.13%, 06/01/51	2,375	2,384,365

		44,069,604

Transportation — 20.1%
Albany County Airport Authority, Refunding RB
Series B, AMT, 4.00%, 12/15/35	120	118,158
Series B, AMT, 4.00%, 12/15/34	235	233,953
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	3,510	3,690,632
Metropolitan Transportation Authority, RB
Series A, 5.00%, 11/15/42	5,000	5,240,155
Series A-1, 5.25%, 11/15/23(c)	1,040	1,047,356
Series A-2, 4.00%, 11/15/43	7,500	7,167,022
Series B, 5.25%, 11/15/33	500	506,028
Series B, 5.25%, 11/15/44	2,125	2,134,888
Series D-3, 4.00%, 11/15/47	10,800	10,065,902
Series E, 5.00%, 11/15/38	2,350	2,352,550
Sub-Series A-1, 5.00%, 11/15/40	1,645	1,670,345
Sub-Series D-1, 5.00%, 11/15/39	4,250	4,300,086
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/35	1,750	1,817,723
Series B, 5.00%, 11/15/37	1,500	1,546,339
Series C, (AGM-CR), 5.00%, 11/15/38	3,385	3,618,778
Series C, (BAM-TCRS), 5.00%, 11/15/42	3,000	3,150,708
Series D, 5.25%, 11/15/23(c)	670	674,738
Series D, 5.00%, 11/15/35	2,500	2,636,210
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	7,985	8,000,435
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 07/01/28	1,905	1,905,272
New York Liberty Development Corp., Refunding RB
Series 1, 4.00%, 02/15/43	5,000	4,923,605
Series 1, 2.75%, 02/15/44	6,125	4,600,922
New York State Bridge Authority, RB
Series A, 4.00%, 01/01/39	275	279,402
Series A, 4.00%, 01/01/40	350	354,485
Series A, 4.00%, 01/01/41	165	166,580
Series A, 4.00%, 01/01/46	2,460	2,429,292
New York State Thruway Authority, RB
Series N, 4.00%, 01/01/45	940	920,928
Series A, Junior Lien, 5.25%, 01/01/56	7,500	7,737,165
New York State Thruway Authority, Refunding RB
5.00%, 03/15/41	4,000	4,473,492
Series K, 5.00%, 01/01/29	5,000	5,152,580
Series O, 4.00%, 01/01/37	4,400	4,502,164
Series O, 4.00%, 01/01/40	5,000	5,018,050

Security	Par (000)	Value

Transportation (continued)
New York State Thruway Authority, Refunding RB (continued)
Series O, 4.00%, 01/01/45	$1,550	$1,522,394
Series O, 4.00%, 01/01/47	2,345	2,275,912
Series B, Subordinate, 4.00%, 01/01/41	4,275	4,231,784
Series B, Subordinate, 4.00%, 01/01/45	1,500	1,471,296
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/35	1,510	1,606,374
AMT, 5.00%, 12/01/37	5,310	5,568,385
AMT, 5.00%, 12/01/41	2,565	2,662,093
Series A, AMT, 5.00%, 07/01/34	250	251,350
Series A, AMT, 5.00%, 07/01/41	750	750,499
Series A, AMT, 5.00%, 07/01/46	1,500	1,501,860
Series A, AMT, 5.25%, 01/01/50	15,000	15,055,800
New York Transportation Development Corp., RB, AMT, 4.00%, 10/31/46	1,355	1,188,781
New York Transportation Development Corp., Refunding RB, 5.00%, 12/01/38	4,250	4,537,687
Niagara Falls Bridge Commission, RB, (AGM), 4.16%, 10/01/33	1,650	1,556,886
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/32	400	427,205
AMT, 5.00%, 04/01/33	375	399,648
AMT, 5.00%, 04/01/34	225	239,455
AMT, 5.00%, 04/01/35	200	211,990
AMT, 5.00%, 04/01/36	210	221,550
AMT, 5.00%, 04/01/37	250	262,297
AMT, 5.00%, 04/01/38	250	261,519
AMT, 5.00%, 04/01/39	175	182,816
Port Authority of New York & New Jersey, ARB Series 217, 4.00%, 11/01/38	2,055	2,095,580
AMT, 4.00%, 09/01/43	2,400	2,302,114
218th Series, AMT, 4.00%, 11/01/41	2,500	2,454,250
218th Series, AMT, 4.00%, 11/01/47	4,765	4,510,435
Series 221, AMT, 4.00%, 07/15/38	2,000	2,002,910
Port Authority of New York & New Jersey, Refunding ARB
5.00%, 09/01/48	955	1,015,966
179th Series, 5.00%, 12/01/38	150	151,208
230th Series, 5.00%, 12/01/42	1,890	2,103,914
178th Series, AMT, 5.00%, 12/01/43	285	286,055
186th Series, AMT, 5.00%, 10/15/44	1,000	1,011,219
195th Series, AMT, 5.00%, 10/01/35	1,655	1,742,740
197th Series, AMT, 5.00%, 11/15/41	1,250	1,279,444
202nd Series, AMT, 5.00%, 04/15/37	5,000	5,213,630
206th Series, AMT, 5.00%, 11/15/37	1,525	1,596,927
238th Series, AMT, 5.00%, 07/15/39	4,000	4,340,360
Series 223, AMT, 4.00%, 07/15/41	2,370	2,304,505
Series 231, AMT, 5.00%, 08/01/38	2,500	2,719,260
Series 231, AMT, 5.50%, 08/01/39	2,500	2,813,917
Series 231, AMT, 5.50%, 08/01/40	4,000	4,494,772
Port Authority of New York & New Jersey, Refunding RB, 241st Series, 5.00%, 07/15/41	2,500	2,801,835
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/47	5,000	5,458,015
Series A, 5.00%, 11/15/49	4,630	4,963,448
Series A, 5.00%, 11/15/51	1,500	1,610,313
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 4.00%, 05/15/42	3,000	3,007,776
Series A, 5.00%, 05/15/47	2,500	2,732,377

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) June 30, 2023	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB (continued)
Series B, 5.00%, 11/15/38	$9,000	$9,496,728
Series C, 5.00%, 11/15/37	6,000	6,473,358
Series C, 5.25%, 05/15/52	12,610	13,966,445
Series C-2, 5.00%, 11/15/42	6,380	6,724,246
Senior Lien, 5.00%, 11/15/33	4,500	5,328,823

		255,826,094

Utilities — 14.4%
Long Island Power Authority, RB
5.00%, 09/01/38	4,200	4,444,499
5.00%, 09/01/39	9,875	10,425,028
5.00%, 09/01/42	1,000	1,046,010
5.00%, 09/01/47	2,225	2,300,205
Series C, (AGC), 5.25%, 09/01/29	3,500	3,927,451
Long Island Power Authority, Refunding RB
Series A, 4.00%, 09/01/38	2,900	2,901,111
Series A, 4.00%, 09/01/39	3,000	3,020,278
Series A, 4.00%, 09/01/42	1,500	1,497,416
Series A, 5.00%, 09/01/43	3,170	3,414,220
Series B, 1.50%, 09/01/51(d)	2,500	2,314,205
New York City Municipal Water Finance Authority, RB, Series AA, 4.00%, 06/15/43	5,000	5,017,385
New York City Municipal Water Finance Authority, Refunding RB
Series BB-1, 4.00%, 06/15/45	16,410	16,440,555
Series BB-2, 3.75%, 06/15/49(d)	15,000	15,000,000
Series DD, 4.13%, 06/15/46	7,500	7,480,192
Series DD, 5.25%, 06/15/46	7,500	8,457,825
Series DD-2, 5.00%, 06/15/40	3,455	3,675,353
Series EE, 4.00%, 06/15/39	2,500	2,547,383
Series FF, 5.00%, 06/15/40	11,500	12,309,243
New York Power Authority, RB
(AGM), 4.00%, 11/15/47	14,500	14,382,564
Series A, (AGM), 5.75%, 11/15/33	5,000	5,292,705
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/45	12,375	12,388,353
Series A, 4.00%, 11/15/50	12,990	12,756,297
New York State Environmental Facilities Corp., RB, BAB, 5.81%, 06/15/39	1,000	1,064,314
Utility Debt Securitization Authority, RB
Restructured, 5.00%, 12/15/38	2,875	3,111,400
Restructured, 5.00%, 12/15/40	6,895	7,436,244
Restructured, 5.00%, 12/15/41	7,800	8,388,003
Utility Debt Securitization Authority, Refunding RB
Restructured, 5.00%, 12/15/36	1,865	1,965,012
Series TE1, Restructured, 5.00%, 12/15/38	9,000	10,460,709

		183,463,960

Total Municipal Bonds in New York		1,060,935,229

Puerto Rico — 6.0%

State — 4.5%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43(d)	9,350	4,721,761
0.00%, 11/01/51(d)	11,927	4,968,122
Series A1, Restructured, 5.63%, 07/01/29	2,619	2,805,751
Series A1, Restructured, 5.75%, 07/01/31	1,092	1,193,243
Series A1, Restructured, 4.00%, 07/01/33	1,036	980,888
Series A1, Restructured, 4.00%, 07/01/35	931	864,332
Series A1, Restructured, 4.00%, 07/01/37	799	712,747

Security	Par (000)	Value

State (continued)
Commonwealth of Puerto Rico, GO (continued)
Series A1, Restructured, 4.00%, 07/01/41	$1,087	$941,205
Series A1, Restructured, 4.00%, 07/01/46	1,130	959,285
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(b)	1,333	813,034
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(d)	546	190,988
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertible, Restructured, 4.33%, 07/01/40	182	173,521
Series A1, Restructured, 4.75%, 07/01/53	13,005	12,465,370
Series A1, Restructured, 5.00%, 07/01/58	219	212,926
Series A-2, Restructured, 4.54%, 07/01/53	49	45,030
Series A-2, Restructured, 4.78%, 07/01/58	5,323	5,064,111
Series A-2, Restructured, 4.33%, 07/01/40	10,378	9,906,527
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(b)
Series A1, Restructured, 0.00%, 07/01/29	490	382,361
Series A1, Restructured, 0.00%, 07/01/33	1,423	927,634
Series A1, Restructured, 0.00%, 07/01/46	30,024	8,441,668
Series B1, Restructured, 0.00%, 07/01/46	2,677	748,031

		57,518,535

Utilities — 1.5%
Puerto Rico Electric Power Authority, RB(e)
3rd Series, 5.40%, 01/01/20(f)	278	104,634
Series A, 5.00%, 07/01/29(f)	1,860	702,271
Series A, 7.00%, 07/01/33(f)	1,025	386,480
Series A, 5.00%, 07/01/42	2,185	824,979
Series A, 7.00%, 07/01/43(f)	410	154,592
Series A-3, 10.00%, 07/01/19(f)	999	376,697
Series B-3, 10.00%, 07/01/19(f)	999	376,697
Series C-1, 5.40%, 01/01/18(f)	2,745	1,034,953
Series C-2, 5.40%, 07/01/18(f)	2,745	1,035,120
Series C-4, 5.40%, 07/01/20(f)	277	104,634
Series CCC, 5.25%, 07/01/26(f)	770	290,725
Series CCC, 5.25%, 07/01/28(f)	440	166,129
Series D-4, 7.50%, 07/01/20(f)	1,726	650,824
Series TT, 5.00%, 07/01/25(f)	210	79,289
Series TT, 5.00%, 07/01/26(f)	565	213,324
Series WW, 5.50%, 07/01/17(f)	610	230,315
Series WW, 5.50%, 07/01/18(f)	535	201,997
Series WW, 5.50%, 07/01/19(f)	435	164,241
Series WW, 5.38%, 07/01/24(f)	385	145,362
Series WW, 5.25%, 07/01/33(f)	420	158,577
Series WW, 5.50%, 07/01/38(f)	520	196,334
Series XX, 5.25%, 07/01/27(f)	285	107,606
Series XX, 5.25%, 07/01/35(f)	185	69,849
Series XX, 5.75%, 07/01/36(f)	260	98,167
Series XX, 5.25%, 07/01/40(f)	5,345	2,018,085
Series A, AMT, 6.75%, 07/01/36(f)	3,560	1,342,312
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22(e)(f)	990	373,789
Series AAA, 5.25%, 07/01/23	2,670	1,008,098
Series AAA, 5.25%, 07/01/28(e)(f)	5,655	2,135,130
Series AAA, 5.25%, 07/01/29(e)(f)	235	88,728
Series BBB, 5.40%, 07/01/28	1,240	468,181
Series UU, 0.00%, 07/01/17(d)(e)(f)	185	70,380
Series UU, 0.00%, 07/01/18(d)(e)(f)	165	62,771
Series UU, 1.00%, 07/01/20(d)(e)(f)	1,475	561,134

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Puerto Rico Electric Power Authority, Refunding RB (continued)
Series UU, 3.89%, 07/01/31(d)(e)(f)	$1,755	$667,655
Series ZZ, 5.00%, 07/01/17(e)(f)	430	162,353
Series ZZ, 5.25%, 07/01/19(e)(f)	1,370	517,264
Series ZZ, 5.00%, 07/01/20(e)(f)	2,220	838,194
Series ZZ, 5.25%, 07/01/24(e)(f)	875	330,369
Series ZZ, 5.00%, 07/01/28(e)(f)	435	164,241
Puerto Rico Electric Power Authority, Refunding RB, BAB, Series YY, 6.13%, 07/01/40	1,860	702,271

		19,384,751

Total Municipal Bonds in Puerto Rico		76,903,286

Total Municipal Bonds — 89.4% (Cost: $1,185,463,929)		1,138,414,611

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

New York — 11.9%

County/City/Special District/School District — 6.2%
City of New York New York, GO
Series A-1, 5.25%, 09/01/43	10,000	11,285,605
Sub-Series 1-I, 5.00%, 03/01/36	1,750	1,770,837
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/38	17,485	18,491,358
Series A, 5.00%, 02/15/39	9,005	9,488,750
New York City Transitional Finance Authority Future
Tax Secured Revenue, RB
Series C-3, Subordinate, 5.00%, 05/01/40	15,000	16,062,485
Series D-1, 5.25%, 11/01/43	2,960	3,351,675
Series D-1, 5.50%, 11/01/45	5,910	6,800,457
Series D-1, 5.25%, 11/01/48	10,000	11,157,840

		78,409,007

Housing — 0.0%
New York City Housing Development Corp., RB, Series A, 4.25%, 11/01/43	584	568,549

State — 2.0%
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 03/15/42	9,410	10,067,637
New York State Urban Development Corp., Refunding RB
5.00%, 03/15/41	10,000	11,183,745
5.00%, 03/15/44	4,220	4,676,720

		25,928,102

Transportation — 2.6%
Metropolitan Transportation Authority, Refunding RB,
Series C, 5.00%, 11/15/41	11,365	12,078,986
Port Authority of New York & New Jersey, Refunding
ARB, AMT, 178th Series, 5.00%, 12/01/32	991	996,954

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, RB, Senior
Lien, Series D-2, 5.25%, 05/15/47	$8,410	$9,400,631
Triborough Bridge & Tunnel Authority, Refunding RB,
Series A, 5.00%, 11/15/45	10,000	10,541,170

		33,017,741

Utilities — 1.1%
New York City Municipal Water Finance Authority, Refunding RB, Series AA-3, 5.00%, 06/15/47	12,500	13,759,819

Total Municipal Bonds in New York		151,683,218

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.9% (Cost: $145,266,809)		151,683,218

Total Long-Term Investments — 102.0% (Cost: $1,342,051,039)		1,299,449,660

	Shares

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds New York Money Fund Portfolio, 3.78%(h)(i)	32,373,529	32,373,529

Total Short-Term Securities — 2.5% (Cost: $32,373,192)		32,373,529

Total Investments — 104.5% (Cost: $1,374,424,231)		1,331,823,189

Other Assets Less Liabilities — 1.0%		12,668,246

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.5)%		(70,488,615)

Net Assets — 100.0%		$1,274,002,820

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) June 30, 2023	BlackRock New York Municipal Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$35,564,012	$—	$(3,189,603	)(a)	$(880)	$—	$32,373,529	32,373,529	$892,034	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	1,434	09/20/23	$161,056	$2,457,998
U.S. Long Bond	664	09/20/23	84,411	511,282
5-Year U.S. Treasury Note	1,123	09/29/23	120,319	1,501,830

				$4,471,110

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$4,471,110	$—	$4,471,110

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$13,069,338	$—	$13,069,338

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$5,340,530	$—	$5,340,530

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$298,668,701

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock New York Municipal Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$9,351,831	$—	$9,351,831
Municipal Bonds	—	1,138,414,611	—	1,138,414,611
Municipal Bonds Transferred to Tender Option Bond Trusts	—	151,683,218	—	151,683,218
Short-Term Securities
Money Market Funds	32,373,529	—	—	32,373,529

	$32,373,529	$1,299,449,660	$—	$1,331,823,189

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$4,471,110	$—	$—	$4,471,110

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $69,967,722 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments June 30, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 4.0%
Black Belt Energy Gas District, RB(a)
Series C-1, 5.25%, 02/01/53	$13,790	$14,434,793
Series F, 5.50%, 11/01/53	1,825	1,925,590
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	8,585	8,479,044
Chelsea Park Cooperative District, SAB, 5.00%, 05/01/48	925	841,313
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series D, Sub Lien, 7.00%, 10/01/51	2,355	2,484,118
Series D, Sub Lien, 6.50%, 10/01/53	3,465	3,651,486
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	5,620	6,226,600
MidCity Improvement District, SAB
3.88%, 11/01/27	130	124,826
4.25%, 11/01/32	350	319,049
4.50%, 11/01/42	745	609,584
4.75%, 11/01/49	795	634,000
Southeast Energy Authority A Cooperative District, RB, Series B-1, 5.00%, 05/01/53(a)	21,645	22,325,281
Stadium Trace Village Improvement District, RB, 3.63%, 03/01/36	3,670	3,354,578
Sumter County Industrial Development Authority, RB, AMT, 6.00%, 07/15/52(a)	5,260	3,735,926
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(b)	1,110	990,277

		70,136,465

Arizona — 2.2%
Arizona Industrial Development Authority, RB
5.00%, 07/01/45(b)	1,135	1,009,791
7.10%, 01/01/55(b)	4,540	4,640,289
5.00%, 07/01/55(b)	1,215	1,035,186
Series A, 5.00%, 12/15/39(b)	150	139,478
Series A, 5.00%, 07/01/49(b)	2,790	2,474,367
Series A, 5.00%, 07/15/49	675	599,081
Series A, 5.00%, 12/15/49(b)	345	303,733
Series A, 5.00%, 07/01/54(b)	1,110	965,788
Series B, 5.13%, 07/01/47(b)	420	392,969
Series B, 5.25%, 07/01/51(b)	570	534,275
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.00%, 07/01/26	480	474,599
Series A, 5.50%, 07/01/52	2,970	2,780,354
Florence Town, Inc. Industrial Development Authority, RB, 6.00%, 07/01/23(b)(c)	1,375	1,375,000
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	1,365	1,185,400
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 6.75%, 07/01/44(b)	810	824,314
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, Series A, 5.00%, 07/01/35(b)	295	287,687
Industrial Development Authority of the County of Pima, RB
5.13%, 07/01/39	700	635,523

Security	Par (000)	Value

Arizona (continued)
Industrial Development Authority of the County of Pima, RB (continued)
5.25%, 07/01/49	$870	$755,236
Industrial Development Authority of the County of Pima, Refunding RB(b)
4.00%, 06/15/51	6,995	5,088,240
5.00%, 07/01/56	1,270	1,092,236
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(b)	1,340	1,272,145
Maricopa County Industrial Development Authority, RB
5.25%, 10/01/40(b)	1,255	1,265,390
5.50%, 10/01/51(b)	1,255	1,245,687
Series A, 3.00%, 09/01/51	2,995	2,149,805
AMT, 4.00%, 10/15/47(b)	7,175	6,154,141

		38,680,714

Arkansas — 1.5%
Arkansas Development Finance Authority, RB
AMT, 5.70%, 05/01/53	2,040	2,060,855
Series A, AMT, 4.50%, 09/01/49(b)	7,990	7,200,540
Series A, AMT, 4.75%, 09/01/49(b)	17,005	15,929,179

		25,190,574

California — 4.0%
California Community Housing Agency, RB, M/F Housing, Series A, 5.00%, 04/01/49(b)	690	597,955
California Infrastructure & Economic Development Bank, RB, AMT, 7.75%, 01/01/50(a)(b)	2,000	2,053,120
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	2,560	2,243,871
California Municipal Finance Authority, RB
Series A, 5.50%, 08/01/34(b)	270	270,421
Series A, 6.00%, 08/01/44(b)	655	655,755
Series A, 3.00%, 02/01/46	1,200	870,578
Series A, 6.13%, 08/01/49(b)	570	570,828
California Municipal Finance Authority, Refunding RB, Series A, 3.00%, 11/01/48	2,000	1,465,048
California School Finance Authority, RB
6.65%, 07/01/33	295	295,000
6.90%, 07/01/43	650	650,000
California Statewide Communities Development Authority, SAB, Series 2021-A, 4.00%, 09/02/51	1,985	1,599,384
California Statewide Financing Authority, RB, Series L, 0.00%, 06/01/55(b)(d)	65,000	3,793,335
City of Los Angeles Department of Airports, Refunding ARB, AMT, 5.25%, 05/15/47	8,000	8,645,824
CMFA Special Finance Agency I, RB, M/F Housing, Series A, 4.00%, 04/01/56(b)	9,320	6,447,511
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(b)	2,415	1,561,433
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(b)	1,845	1,441,891
CSCDA Community Improvement Authority, RB, M/F Housing(b)
2.80%, 03/01/47	1,435	1,079,341
3.13%, 07/01/56	3,670	2,521,631
4.00%, 07/01/56	7,370	5,371,761
3.13%, 08/01/56	3,425	2,417,865
4.00%, 08/01/56	4,120	3,028,427

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(b) (continued)
4.00%, 10/01/56	$1,230	$1,007,748
4.00%, 12/01/56	4,460	3,140,170
4.00%, 07/01/58	1,405	1,009,273
Series A, 5.00%, 01/01/54	1,050	826,952
Series A, 3.00%, 09/01/56	5,550	3,657,506
Series B, 4.00%, 07/01/58	1,585	1,113,377
Mezzanine Lien, 4.00%, 03/01/57	2,465	1,747,234
Mezzanine Lien, 4.00%, 06/01/57	1,130	800,735
Series B, Mezzanine Lien, 4.00%, 12/01/59	4,645	2,997,720
Series B, Sub Lien, 4.00%, 12/01/59	2,380	1,627,468
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(d)	4,415	471,584
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/61(b)	4,420	1,547,057
San Francisco City & County Redevelopment Agency Successor Agency, ST, CAB, Series C, 0.00%, 08/01/43(d)	3,000	824,889
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(b)(d)
Series D, 0.00%, 08/01/23	470	470,000
Series D, 0.00%, 08/01/26	580	503,732
Series D, 0.00%, 08/01/31	1,155	785,334

		70,111,758

Colorado — 4.6%
9th Avenue Metropolitan District No. 2, GO, 5.00%, 12/01/48	1,564	1,362,934
Aurora Crossroads Metropolitan District No. 2, GO
Series A, 5.00%, 12/01/40	1,000	927,845
Series A, 5.00%, 12/01/50	500	444,811
Aviation Station North Metropolitan District No. 2, GO
Series A, 5.00%, 12/01/39	750	686,554
Series A, 5.00%, 12/01/48	1,350	1,177,585
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(b)	2,335	1,821,787
Bromley Park Metropolitan District No. 2, Refunding GO, Series B, Subordinate, 6.38%, 12/15/47	937	868,143
Cascade Ridge Metropolitan District, GO, 5.00%, 12/01/51	3,000	2,503,374
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	820	735,916
City & County of Denver Colorado Airport System
Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/47	5,875	5,572,003
Series A, AMT, 4.13%, 11/15/53	3,225	3,016,546
Clear Creek Transit Metropolitan District No. 2, GO
Series A, 5.00%, 12/01/41	575	518,680
Series A, 5.00%, 12/01/50	1,000	864,792
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	780	838,739
5.25%, 11/01/52	1,630	1,730,680
Series A, 5.00%, 05/15/35	1,255	1,117,177
Series A, 5.00%, 05/15/44	1,415	1,123,630
Series A, 5.00%, 05/15/49	2,175	1,658,520
Constitution Heights Metropolitan District, Refunding GO, 5.00%, 12/01/49	1,260	1,095,375

Security	Par (000)	Value

Colorado (continued)
Eagle Brook Meadows Metropolitan District No. 3, GO, Series 2021, 5.00%, 12/01/51	$1,600	$1,376,204
Fitzsimons Village Metropolitan District No. 3, Refunding GO
Series A-1, 4.00%, 12/01/26	800	753,363
Series A-1, 4.00%, 12/01/41	1,500	1,101,568
Series A-1, 4.25%, 12/01/55	3,095	2,097,324
Four Corners Business Improvement District, GO, 6.00%, 12/01/52	2,000	1,804,158
Green Valley Ranch East Metropolitan District No. 6, GO, Series A, 5.88%, 12/01/50	2,615	2,471,363
Greenways Metropolitan District No. 1, GO, Series A, 4.63%, 12/01/51	1,580	1,115,680
Home Place Metropolitan District, GO, Series A, 5.75%, 12/01/50	2,345	2,112,721
Horizon Metropolitan District No. 2, GO, 4.50%, 12/01/51(b)	1,675	1,170,496
Jefferson Center Metropolitan District No. 1, RB
Series A-2, 4.13%, 12/01/40	580	509,506
Series A-2, 4.38%, 12/01/47	1,000	850,264
Karl’s Farm Metropolitan District No. 2, GO(b)
Series A, 5.38%, 12/01/40	515	469,478
Series A, 5.63%, 12/01/50	1,350	1,211,809
Lanterns Metropolitan District No. 2, GO, Series A, 4.50%, 12/01/50	1,810	1,313,592
Longs Peak Metropolitan District, GO, 5.25%, 12/01/51(b)	5,000	4,246,405
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	2,640	2,050,258
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	760	712,238
North Range Metropolitan District No. 3, GO, Series A, 5.25%, 12/01/50	1,000	910,586
Palisade Metropolitan District No. 2, GO, Subordinate, 7.25%, 12/15/49	2,825	2,594,103
Palisade Park West Metropolitan District, GO, Series A, 5.13%, 12/01/49	1,500	1,327,317
Pomponio Terrace Metropolitan District, GO, Series A, 5.00%, 12/01/49	1,450	1,319,774
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	1,240	1,151,133
Pronghorn Valley Metropolitan District, GO, Series A, 4.00%, 12/01/51	1,300	972,717
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	3,045	2,049,163
Reunion Metropolitan District, RB, Series A, 3.63%, 12/01/44	1,516	1,092,297
Sky Ranch Community Authority Board, RB, Series A, 5.75%, 12/01/52	1,500	1,387,647
Southlands Metropolitan District No. 1, Refunding GO
Series A-1, 5.00%, 12/01/37	1,115	1,056,074
Series A-1, 5.00%, 12/01/47	3,990	3,580,861
Sterling Ranch Community Authority Board, RB, Series B, Subordinate, 7.13%, 12/15/50	741	710,219
Thompson Crossing Metropolitan District No. 4, Refunding GO
5.00%, 12/01/39	1,400	1,282,515
5.00%, 12/01/49	1,480	1,292,218
Timberleaf Metropolitan District, GO, Series A, 5.75%, 12/01/50	1,730	1,558,638

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) June 30, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Waters’ Edge Metropolitan District No. 2, GO, 5.00%, 12/01/51	$2,595	$2,159,107
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48	800	736,750
Wild Plum Metropolitan District, GO, Series A, 5.00%, 12/01/24(c)	595	610,059

		79,222,696

Connecticut(b) — 0.5%
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/45	2,045	1,801,796
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45	3,735	3,742,130
Mohegan Tribe of Indians of Connecticut, RB, Series A, AMT, 6.75%, 02/01/45	963	954,687
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30	2,045	2,098,647

		8,597,260

Delaware — 0.3%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)(e)	3,635	3,336,920
County of Kent Delaware, RB, Series A, 5.00%, 07/01/58	1,500	1,313,991

		4,650,911

District of Columbia — 1.9%
District of Columbia Tobacco Settlement Financing Corp., RB(d)
Series A, 0.00%, 06/15/46	40,740	9,164,911
Series B, 0.00%, 06/15/46	43,620	8,782,538
Series C, 0.00%, 06/15/55	88,900	8,702,065
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	375	385,211
District of Columbia, RB, Series A, AMT, 5.50%, 02/28/37	880	947,251
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Lien, (AGC), 0.00%, 10/01/30(d)	3,005	2,343,672
Series B, Subordinate, 4.00%, 10/01/49	2,170	2,026,231

		32,351,879

Florida — 11.5%
Artisan Lakes East Community Development District, SAB
Series 2021-1, 3.13%, 05/01/41	475	358,873
Series 2021-1, 4.00%, 05/01/51	450	351,455
Series 2021-2, 3.13%, 05/01/41(b)	510	385,317
Series 2021-2, 4.00%, 05/01/52(b)	550	426,924
Avenir Community Development District, SAB, 5.63%, 05/01/54	1,940	1,889,013
Babcock Ranch Community Independent Special District, SAB
Series 2022, 5.00%, 05/01/42	1,570	1,531,846
Series 2022, 5.00%, 05/01/53	1,175	1,086,619
Boggy Branch Community Development District, SAB, 4.00%, 05/01/51	1,365	1,097,052
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,135	1,125,506
Brevard County Health Facilities Authority, Refunding RB
4.00%, 11/15/45(b)	4,040	3,195,087
4.00%, 11/15/55(b)	5,960	4,407,062

Security	Par (000)	Value

Florida (continued)
Brevard County Health Facilities Authority, Refunding RB (continued) Series A, 5.00%, 04/01/52	$10,000	$10,411,220
Buckhead Trails Community Development District, SAB
Series 2022, 5.63%, 05/01/42	740	752,805
Series 2022, 5.75%, 05/01/52	495	492,209
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	2,275	2,262,003
Capital Trust Agency, Inc., RB
4.50%, 01/01/35(b)	2,250	1,952,797
5.00%, 01/01/55(b)	6,820	5,199,957
4.88%, 06/15/56(b)	6,670	5,221,976
Series A, 5.00%, 06/15/49(b)	500	425,429
Series A, 5.00%, 12/15/49	300	286,287
Series A, 5.75%, 06/01/54(b)	1,925	1,627,260
Series A, 5.00%, 12/15/54	260	246,436
Series B, 0.00%, 01/01/35(d)	3,260	1,453,556
Series B, 0.00%, 01/01/60(d)	64,500	3,796,921
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(b)(d)	107,770	7,200,006
Celebration Pointe Community Development District No. 1, SAB
4.75%, 05/01/24	85	84,995
5.00%, 05/01/34	1,180	1,158,944
Charles Cove Community Development District, SAB
3.25%, 05/01/25	255	250,203
3.75%, 05/01/30	360	341,861
4.25%, 05/01/40	975	857,003
4.38%, 05/01/50	1,505	1,224,965
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	530	526,675
AMT, 5.00%, 10/01/49	2,510	2,314,925
AMT, 4.00%, 10/01/51	3,150	2,409,655
Collier County Health Facilities Authority, RB, Series A, 5.00%, 05/01/48	2,090	2,116,524
Collier County Industrial Development Authority, Refunding RB, Series A, 8.13%, 05/15/44(b)(f)(g)	370	40,700
County of Lake Florida, RB(b)
5.00%, 01/15/39	550	514,051
5.00%, 01/15/49	825	729,596
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-1, 4.00%, 10/01/54	2,500	2,115,790
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/49	1,770	416,642
Series A-2, 0.00%, 10/01/51	5,125	1,075,076
Elevation Pointe Community Development District, SAB
Series A-1, 4.40%, 05/01/42	700	625,632
Series A-1, 4.60%, 05/01/52	1,090	939,413
Series A-2, 4.40%, 05/01/32	2,200	2,078,483
Escambia County Health Facilities Authority, Refunding RB
(AGM), 3.00%, 08/15/50	10,000	7,184,790
4.00%, 08/15/50	6,530	5,644,898
Florida Development Finance Corp., RB
5.00%, 06/15/41(b)	1,245	1,083,565
5.00%, 06/15/51(b)	1,190	970,737
5.25%, 06/01/55(b)	2,830	2,270,305

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB (continued) 6.50%, 06/30/57(b)	$1,515	$1,478,742
Series A, 5.75%, 06/15/29(b)	695	696,708
Series A, 6.00%, 06/15/34(b)	835	838,874
Series A, 6.13%, 06/15/44(b)	3,185	3,186,105
Series A, 4.00%, 06/15/52	2,875	2,210,835
Series A, 5.00%, 06/15/56	1,525	1,449,541
Series A, 5.13%, 06/15/55(b)	10,455	8,612,118
Series B, 4.50%, 12/15/56(b)	5,945	4,343,548
Series C, 5.75%, 12/15/56(b)	2,030	1,652,999
AMT, 5.00%, 05/01/29(b)	3,550	3,345,421
AMT, 3.00%, 06/01/32	665	526,510
AMT, 6.13%, 07/01/32	5,000	5,030,155
Florida Development Finance Corp., Refunding RB(b)
4.00%, 06/01/46	1,700	1,171,341
Class A, 4.00%, 06/01/36	2,110	1,653,174
Class A, 4.00%, 06/01/55	2,750	1,759,112
Gracewater Sarasota Community Development District, SAB, 4.00%, 05/01/52	1,000	776,225
Grand Oaks Community Development District, SAB
4.25%, 05/01/40	915	853,757
4.50%, 05/01/52	1,015	898,952
Hills of Minneola Community Development District, SAB(b)
4.00%, 05/01/40	1,025	865,129
4.00%, 05/01/50	1,500	1,142,514
Lakewood Ranch Stewardship District, SAB
4.25%, 05/01/25	55	54,725
4.25%, 05/01/26	110	108,991
4.95%, 05/01/29(b)	580	586,144
2.70%, 05/01/31	205	182,456
4.88%, 05/01/35	265	259,128
3.75%, 05/01/39(b)	570	489,209
5.50%, 05/01/39(b)	530	538,626
3.75%, 05/01/40	525	435,185
3.00%, 05/01/41	155	114,263
4.88%, 05/01/45	530	488,791
5.13%, 05/01/46	835	778,169
5.65%, 05/01/48(b)	875	882,192
4.00%, 05/01/49(b)	355	286,628
3.90%, 05/01/50	525	400,160
4.00%, 05/01/52	685	528,301
Series 1A, 4.25%, 05/01/28	535	528,652
Series 1A, 5.00%, 05/01/38	1,175	1,143,961
Series 1A, 5.10%, 05/01/48	2,545	2,376,564
Series 1B, 4.75%, 05/01/29	955	954,281
Series 1B, 5.30%, 05/01/39	1,090	1,090,580
Series 1B, 5.45%, 05/01/48	1,930	1,892,294
Laurel Road Community Development District, SAB
Series A-1, 2.60%, 05/01/26	185	178,674
Series A-1, 3.00%, 05/01/31	250	226,806
Series A-1, 3.25%, 05/01/41	1,010	777,571
Series A-1, 4.00%, 05/01/52	1,155	896,540
Series A-2, 3.13%, 05/01/31	1,695	1,486,746
Miami-Dade County Industrial Development Authority, RB, 5.00%, 01/15/48	1,405	1,336,363
Midtown Miami Community Development District, Refunding SAB
Series A, 5.00%, 05/01/29	1,745	1,745,059
Series A, 5.00%, 05/01/37	890	877,763

Security	Par (000)	Value

Florida (continued)
Mirada II Community Development District, SAB
3.13%, 05/01/31	$500	$451,859
4.00%, 05/01/51	1,500	1,133,657
North River Ranch Community Development District, SAB
Series A-1, 4.00%, 05/01/40	845	719,496
Series A-1, 4.25%, 05/01/51	1,430	1,130,567
Series A-2, 4.20%, 05/01/35	1,000	880,738
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	4,310	3,951,705
Poitras East Community Development District, SAB
5.00%, 05/01/43	460	440,946
5.25%, 05/01/52	1,650	1,575,097
Sandridge Community Development District, SAB
Series A1, 3.88%, 05/01/41	615	504,470
Series A1, 4.00%, 05/01/51	600	453,661
Sawyers Landing Community Development District, SAB
4.13%, 05/01/41	530	452,716
4.25%, 05/01/53	3,520	2,777,685
Seminole County Industrial Development Authority, Refunding RB, 5.75%, 11/15/54	2,420	1,884,219
Somerset Community Development District, Refunding SAB
4.00%, 05/01/32	515	512,955
4.20%, 05/01/37	665	622,101
South Broward Hospital District, RB
(BAM-TCRS), 3.00%, 05/01/51	415	305,682
Series A, 3.00%, 05/01/51	4,205	2,859,614
Southern Groves Community Development District No. 5, SAB
3.38%, 05/01/25	100	98,080
4.00%, 05/01/30	175	166,968
4.30%, 05/01/40	825	714,830
4.50%, 05/01/46	600	500,831
Tolomato Community Development District, Refunding SAB
Series 2015-2, 6.61%, 05/01/40	125	114,785
Series A-2, 4.25%, 05/01/37	910	832,615
Tolomato Community Development District, SAB, Series 2015-3, 6.61%, 05/01/40(f)(g)	135	1
Trout Creek Community Development District, SAB
5.38%, 05/01/38	670	668,289
5.50%, 05/01/49	1,695	1,632,112
V-Dana Community Development District, SAB(b)
3.00%, 05/01/25	155	151,521
3.50%, 05/01/31	525	487,844
4.00%, 05/01/40	750	633,399
4.00%, 05/01/51	1,200	911,503
Viera East Community Development District, Refunding SAB, 5.00%, 05/01/26	490	490,348
Viera Stewardship District, SAB, Series 2021, 4.00%, 05/01/53	1,710	1,290,935
Village Community Development District No. 14, SAB
5.38%, 05/01/42	3,365	3,487,732
5.50%, 05/01/53	2,510	2,578,515
Village Community Development District No. 15, SAB, 5.25%, 05/01/54	1,040	1,054,471
West Villages Improvement District, SAB
4.25%, 05/01/29	400	391,388

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) June 30, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
West Villages Improvement District, SAB (continued)
4.75%, 05/01/39	$885	$825,370
5.00%, 05/01/50	1,415	1,269,964
Windward at Lakewood Ranch Community Development District, SAB
3.25%, 05/01/27	515	499,933
3.63%, 05/01/32	815	754,397
4.00%, 05/01/42	730	617,933
4.25%, 05/01/52	875	710,413

		199,836,971

Georgia — 2.4%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	2,805	2,262,033
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	3,135	2,919,121
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	875	775,701
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(c)	555	575,622
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	1,020	1,060,240
Series A, 5.00%, 05/15/36	1,020	1,050,826
Series A, 5.00%, 05/15/37	1,120	1,143,567
Series A, 5.00%, 05/15/38	615	619,223
Series B, 5.00%, 12/01/52(a)	18,800	19,398,611
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	4,150	3,567,095
Series A, 5.00%, 01/01/49	5,235	5,308,573
Series A, 5.00%, 07/01/52	2,765	2,808,220

		41,488,832

Idaho — 0.5%
Idaho Health Facilities Authority, Refunding RB
3.50%, 09/01/33	375	333,297
5.00%, 09/01/37	1,000	1,010,214
Idaho Housing & Finance Association, RB
5.00%, 12/01/46(b)	1,000	994,792
5.00%, 08/15/47	3,215	3,502,974
Series A, 6.00%, 07/01/39(b)	370	375,589
Series A, 6.00%, 07/01/49(b)	595	597,826
Series A, 6.00%, 07/01/54(b)	570	570,999
Series A, 6.95%, 06/15/55(b)	1,540	1,605,429
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	265	265,297

		9,256,417

Illinois — 3.9%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/40	3,015	3,041,499
Series A, 5.00%, 12/01/47	4,095	4,024,333
Series D, 5.00%, 12/01/46	1,010	994,082
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	1,155	1,105,973
Series B, 4.00%, 12/01/41	4,905	4,367,942
Series C, 5.00%, 12/01/30	1,370	1,412,349
Series D, 5.00%, 12/01/31	1,500	1,547,301
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	5,550	5,756,088

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois, Refunding GO, Series B, 4.00%, 01/01/37	$6,469	$6,332,342
Illinois Finance Authority, Refunding RB
6.00%, 02/01/34	335	337,069
6.13%, 02/01/45	790	793,750
5.00%, 05/15/56	815	644,529
Series A, 3.00%, 08/15/48	6,350	4,702,220
Series C, 5.00%, 02/15/41	3,000	3,099,357
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/46	5,715	6,118,599
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	9,695	8,784,494
State of Illinois, GO
5.50%, 05/01/30	1,235	1,366,760
5.50%, 05/01/39	2,460	2,697,771
Series A, 5.00%, 04/01/35	1,460	1,461,949
Series A, 5.00%, 04/01/38	2,190	2,192,924
Series A, 4.00%, 03/01/39	5,595	5,406,527
Series A, 4.00%, 03/01/40	1,000	963,589

		67,151,447

Indiana — 0.4%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	525	530,767
AMT, 7.00%, 01/01/44	1,270	1,282,333
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)(f)(g)	2,325	2,069,250
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/23(c)	370	370,000
Series A, AMT, 6.75%, 05/01/39	2,785	3,107,456

		7,359,806

Iowa — 0.2%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	2,360	1,736,488
Iowa Higher Education Loan Authority, Refunding RB, 5.50%, 11/01/51	1,000	920,672

		2,657,160

Kansas — 0.2%
City of Prairie Village Kansas, Refunding TA
2.88%, 04/01/30	625	554,224
3.13%, 04/01/36	1,000	823,399
City of Shawnee Kansas, RB(b)
5.00%, 08/01/41	770	723,104
5.00%, 08/01/56	1,900	1,579,964

		3,680,691

Kentucky — 1.4%
City of Hazard Kentucky, Refunding RB, 3.00%, 07/01/46	2,500	1,799,145
City of Henderson Kentucky, RB(b)
AMT, 4.45%, 01/01/42	2,540	2,488,565
Series A, AMT, 4.70%, 01/01/52	2,435	2,323,533
Series B, AMT, 4.70%, 01/01/52	6,000	5,704,080
Kentucky Economic Development Finance Authority, Refunding RB, CAB, Series B, (NPFGC), 0.00%, 10/01/24(d)	250	239,343

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky (continued)
Kentucky Public Energy Authority, RB, Series C, 4.00%, 02/01/50(a)	$9,000	$8,871,804
Kentucky Public Transportation Infrastructure Authority, RB, Series A, 6.00%, 07/01/23(c)	3,000	3,000,000

		24,426,470

Louisiana(b) — 0.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54	1,990	1,684,125
Louisiana Public Facilities Authority, RB
Series A, 5.00%, 06/01/41	990	835,425
Series A, 5.00%, 04/01/49	500	406,226
Series A, 5.25%, 06/01/51	1,830	1,497,414
Series A, 5.25%, 06/01/60	3,385	2,702,794
Series A, 6.50%, 06/01/62	855	826,585
Parish of St. James Louisiana, RB, 2nd Series, 6.35%, 07/01/40	3,160	3,355,411

		11,307,980

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	4,600	2,849,838

Maryland — 2.1%
City of Baltimore Maryland, RB
4.88%, 06/01/42	260	248,359
5.00%, 06/01/51	780	722,811
City of Baltimore Maryland, Refunding RB
5.00%, 09/01/46	1,500	1,378,707
Series A, 4.00%, 09/01/27	325	317,970
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	4,790	4,594,266
Maryland Economic Development Corp., RB
5.00%, 07/01/56	985	963,384
Class B, AMT, 5.25%, 06/30/55	4,760	4,917,656
Maryland Economic Development Corp., TA, 4.00%, 09/01/50	4,805	4,080,627
Maryland Health & Higher Educational Facilities Authority, RB
Series A, 7.00%, 03/01/55(b)	8,165	8,473,327
Series B, 4.00%, 04/15/50	10,000	9,330,160
Montgomery County Housing Opportunities Commission, RB, M/F Housing, Series C, 2.85%, 01/01/51	1,855	1,304,677

		36,331,944

Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB,
Series D, 4.00%, 07/01/45	715	654,633
Massachusetts Development Finance Agency, Refunding RB(b)
4.00%, 10/01/32	355	312,762
4.13%, 10/01/42	855	687,760
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	11,915	12,413,011

		14,068,166

Michigan — 0.4%
Advanced Technology Academy, Refunding RB
3.50%, 11/01/24	125	122,782
5.00%, 11/01/44	160	146,325

Security	Par (000)	Value

Michigan (continued)
City of Detroit Michigan, GO
5.00%, 04/01/34	$485	$499,276
5.00%, 04/01/35	485	497,852
5.00%, 04/01/36	340	347,885
5.00%, 04/01/37	545	555,979
5.00%, 04/01/38	240	244,047
Grand Traverse County Hospital Finance Authority, Refunding RB, 3.00%, 07/01/51	2,000	1,422,250
Michigan Strategic Fund, RB
5.00%, 11/15/42	280	252,868
AMT, 5.00%, 12/31/43	2,030	2,055,909

		6,145,173

Minnesota — 0.7%
City of Cologne Minnesota, RB, Series A, 5.00%, 07/01/45	2,065	1,805,504
City of Deephaven Minnesota, Refunding RB, Series A, 5.25%, 07/01/40	500	490,969
City of Minneapolis Minnesota, RB
Series A, 5.00%, 07/01/55	1,405	1,116,643
Series A, 5.75%, 07/01/55	3,435	3,334,966
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,925	1,787,748
Series A, 5.25%, 02/15/53	1,060	1,083,254
Series A, 5.25%, 02/15/58	2,790	2,842,502

		12,461,586

Mississippi — 0.3%
Mississippi Home Corp., Refunding RB, S/F
Housing, Series B, (FHLMC, FNMA, GNMA),
2.10%, 12/01/41	8,025	5,681,435

Missouri — 0.4%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	1,020	838,695
Series A, 4.75%, 11/15/47	1,135	835,126
Kansas City Industrial Development Authority, RB,
Series C, 7.50%, 11/15/46	425	335,576
Kansas City Industrial Development Authority, Refunding RB
Class B, 5.00%, 11/15/46	772	586,691
Class D, 2.00%, 11/15/46	345	15,157
Kansas City Land Clearance Redevelopment Authority, TA(b)
Series B, 4.38%, 02/01/31	3,105	2,705,228
Series B, 5.00%, 02/01/40	1,240	1,018,470
Plaza at Noah’s Ark Community Improvement District, Refunding RB
3.00%, 05/01/25	350	339,278
3.00%, 05/01/26	275	262,203
3.00%, 05/01/30	225	202,965
3.13%, 05/01/35	750	617,395

		7,756,784

Nebraska — 0.6%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	9,315	9,677,419

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) June 30, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada — 0.2%
City of Las Vegas Nevada Special Improvement District No. 815, SAB, 5.00%, 12/01/49	$805	$756,445
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	1,490	1,483,267
5.00%, 07/01/45	1,460	1,427,351

		3,667,063

New Hampshire — 0.7%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	1,435	1,239,948
Series A, 4.25%, 08/15/46	1,610	1,333,157
Series A, 4.50%, 08/15/55	3,350	2,775,117
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	4,650	4,022,933
Series C, AMT, 4.88%, 11/01/42	2,515	2,231,942

		11,603,097

New Jersey — 2.8%
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24(h)	480	485,010
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(c)	2,060	2,301,597
5.00%, 06/15/43	3,490	3,650,694
6.00%, 10/01/43	970	974,683
Class A, 5.25%, 11/01/47	7,835	8,587,646
Series A, 5.00%, 07/01/32	235	232,638
Series A, 5.00%, 07/01/37	375	364,736
Series A, 5.25%, 11/01/54(b)	3,955	3,368,240
Series B, 5.00%, 06/15/43	3,755	3,942,558
Series B, AMT, 6.50%, 04/01/31	2,215	2,385,378
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	11,160	10,603,440
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 3.25%, 12/01/51	1,700	1,165,506
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/41	1,265	1,297,039
Series AA, 4.00%, 06/15/50	5,000	4,749,105
Series S, 5.25%, 06/15/43	4,095	4,351,142

		48,459,412

New York — 9.6%
Albany Capital Resource Corp., Refunding RB, 4.00%, 07/01/41	3,750	2,899,586
Build NYC Resource Corp., RB, Series A, 5.00%, 07/01/32	2,255	2,116,456
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	1,215	1,240,115
City of New York New York, GO, Series A-1, 4.00%, 09/01/46	3,825	3,759,742
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	585	456,951
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	4,115	4,181,766
Series C-1, 5.00%, 11/15/50	1,340	1,378,294
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.15%, 11/01/39	3,105	2,970,063
Series C-1A, 4.20%, 11/01/44	5,690	5,592,946

Security	Par (000)	Value

New York (continued)
New York City Housing Development Corp., RB, M/F Housing (continued)
Series C-1A, 4.30%, 11/01/47	$4,655	$4,331,063
New York City Industrial Development Agency, Refunding RB, Series A, (AGM), 3.00%, 01/01/40	605	501,051
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/51	4,495	4,879,264
New York Liberty Development Corp., Refunding RB
3.25%, 09/15/52	4,045	3,133,928
Series 1, 2.75%, 02/15/44	14,320	10,756,769
Series A, 3.00%, 11/15/51	1,300	964,194
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	3,425	3,319,914
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/48	3,700	3,624,191
Series A, 3.00%, 03/15/51	4,200	3,227,817
Series D, 4.00%, 02/15/47	32,925	32,249,280
New York State Housing Finance Agency, RB, M/F Housing, Series J-1, 2.65%, 11/01/46	3,935	2,768,552
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/46	8,000	7,846,264
Series A, 4.00%, 03/15/49	4,955	4,857,530
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/49	5,725	5,584,921
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/35	10,000	10,638,240
AMT, 4.00%, 01/01/36	5,000	4,805,305
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	3,845	4,015,895
AMT, 4.00%, 04/30/53	3,365	2,856,653
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	3,665	3,727,576
New York Transportation Development Corp., Refunding RB, 4.00%, 12/01/40	3,000	2,882,487
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(b)	530	464,880
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/61	15,000	13,959,255
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	4,040	2,939,552
Westchester County Local Development Corp., Refunding RB
5.00%, 07/01/41(b)	3,300	2,784,715
5.00%, 07/01/46(b)	2,205	1,788,004
Series A, 5.13%, 07/01/55	1,100	868,259
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	685	669,587
Sub-Series C, 5.13%, 06/01/51	2,000	2,007,886

		167,048,951

North Carolina — 0.9%
North Carolina Medical Care Commission, RB, 4.00%, 11/01/49	16,050	15,632,411

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	$1,785	$1,839,809
University of North Dakota, COP, Series A, (AGM), 2.50%, 06/01/54	6,200	3,697,599

		5,537,408

Ohio — 3.2%
American Municipal Power, Inc., Refunding RB, 4.00%, 02/15/37	2,750	2,780,308
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	23,550	21,964,402
Cleveland-Cuyahoga County Port Authority, Refunding TA(b)
Series A, 4.00%, 12/01/55	925	792,892
Series S, 4.50%, 12/01/55	1,190	991,031
County of Hamilton Ohio, Refunding RB, Series C, 5.00%, 01/01/46	1,435	1,294,773
County of Hardin Ohio, Refunding RB
5.00%, 05/01/30	620	583,198
5.25%, 05/01/40	615	551,510
5.50%, 05/01/50	2,895	2,454,401
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)	4,990	4,499,917
Jefferson County Port Authority, RB, AMT, 3.50%, 12/01/51(b)	4,125	2,865,077
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	9,700	8,893,765
Ohio Higher Educational Facility Commission, Refunding RB, 4.00%, 10/01/47	3,500	2,958,648
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	1,100	775,756
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	5,980	4,497,020

		55,902,698

Oklahoma — 1.7%
Norman Regional Hospital Authority, RB, 4.00%, 09/01/45	3,565	3,000,357
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(b)	14,390	14,947,555
Series A-2, 7.25%, 09/01/51(b)	1,920	1,994,392
Series B, 5.00%, 08/15/38	4,585	4,291,647
Series B, 5.50%, 08/15/52	2,415	2,297,293
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	1,165	984,553
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	1,050	1,061,141

		28,576,938

Oregon(b) — 0.1%
Oregon State Facilities Authority, RB
Series A, 5.00%, 06/15/49	915	806,104
Series A, 5.25%, 06/15/55	505	453,149

		1,259,253

Pennsylvania — 1.9%
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	475	347,683
East Hempfield Township Industrial Development Authority, RB, 5.00%, 07/01/24(c)	2,750	2,798,307

Security	Par (000)		Value

Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	$880		$787,128
Montgomery County Industrial Development Authority, Refunding RB, 5.00%, 12/01/46	1,470		1,349,667
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	905		905,677
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	11,000		10,372,120
AMT, 5.75%, 06/30/48	2,890		3,170,350
AMT, 5.25%, 06/30/53	4,830		5,012,724
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 02/15/52	2,250		2,127,191
AMT, 5.50%, 11/01/44	5,390		5,383,257

			32,254,104

Puerto Rico — 11.8%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(d)	135,505		8,811,077
Children’s Trust Fund, Refunding RB, Series B, 0.00%, 05/15/55(d)	2,000		207,272
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43(a)	14,814		7,480,853
0.00%, 11/01/51(a)	34,482		14,362,824
1.00%, 11/01/51(a)	45,691		22,965,599
Series A1, Restructured, 5.38%, 07/01/25	—	(i)	3
Series A1, Restructured, 5.63%, 07/01/29	11,002		11,787,276
Series A1, Restructured, 5.75%, 07/01/31	5,352		5,845,299
Series A1, Restructured, 4.00%, 07/01/33	1,849		1,750,616
Series A1, Restructured, 4.00%, 07/01/35	2,010		1,865,623
Series A1, Restructured, 4.00%, 07/01/37	4,281		3,818,290
Series A1, Restructured, 4.00%, 07/01/41	1,939		1,679,793
Series A1, Restructured, 4.00%, 07/01/46	2,017		1,712,061
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(d)	5,283		3,222,099
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(a)	6,913		1,041,670
PRIFA Custodial Trust, RB, Series 2005, 0.00%, 03/15/49(d)	3,300		1,027,335
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, AMT, 4.00%, 07/01/42(b)	1,075		935,389
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Series B, 4.00%, 07/01/42(b)	5,000		4,393,500
Puerto Rico Electric Power Authority, RB
0.00%, 01/01/23(a)(f)(g)	4,430		1,670,307
3rd Series, 5.40%, 01/01/20(a)(f)(g)	208		78,305
Series A, 7.25%, 07/01/30	250		94,264
Series A, 7.00%, 07/01/33(f)(g)	8,735		3,293,567
Series A, 7.00%, 07/01/40	1,000		377,054
Series A, 5.00%, 07/01/42(f)(g)	1,605		605,992
Series A, 5.05%, 07/01/42(f)(g)	1,080		407,770
Series A, 7.00%, 07/01/43(f)(g)	775		292,217
Series A-1, 10.00%, 07/01/19	230		86,802
Series A-2, 10.00%, 07/01/19(f)(g)	1,161		437,921
Series A-3, 10.00%, 07/01/19(f)(g)	748		281,911
Series B-3, 10.00%, 07/01/19(f)(g)	748		281,911
Series C-1, 5.40%, 01/01/18(f)(g)	2,054		774,535
Series C-2, 5.40%, 07/01/18(f)(g)	2,054		774,660
Series C-4, 5.40%, 07/01/20(f)(g)	208		78,305

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) June 30, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series CCC, 5.00%, 07/01/22	$715	$269,959
Series CCC, 5.00%, 07/01/25	620	234,090
Series CCC, 5.25%, 07/01/26(f)(g)	590	222,763
Series CCC, 5.25%, 07/01/28(f)(g)	1,945	734,364
Series D-1, 7.50%, 01/01/20(f)(g)	2,332	879,377
Series D-4, 7.50%, 07/01/20	709	267,428
Series TT, 5.00%, 07/01/18(f)(g)	900	339,809
Series TT, 5.00%, 07/01/25(f)(g)	3,270	1,234,638
Series TT, 5.00%, 07/01/26(f)(g)	455	171,792
Series WW, 5.50%, 07/01/17(f)(g)	475	179,343
Series WW, 5.50%, 07/01/18(f)(g)	415	156,689
Series WW, 5.50%, 07/01/19(f)(g)	335	126,484
Series WW, 5.38%, 07/01/22(f)(g)	4,500	1,699,043
Series WW, 5.38%, 07/01/24(f)(g)	815	307,716
Series WW, 5.25%, 07/01/25	1,940	732,476
Series WW, 5.25%, 07/01/33(f)(g)	315	118,933
Series WW, 5.50%, 07/01/38(f)(g)	415	156,689
Series XX, 5.25%, 07/01/27(f)(g)	230	86,840
Series XX, 5.25%, 07/01/35(f)(g)	705	266,183
Series XX, 5.75%, 07/01/36(f)(g)	2,870	1,083,612
Series XX, 5.25%, 07/01/40(f)(g)	8,385	3,165,883
Series A, AMT, 6.75%, 07/01/36(f)(g)	5,830	2,198,225
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22(f)(g)	765	288,837
Series AAA, 5.25%, 07/01/25	3,560	1,344,131
Series AAA, 5.25%, 07/01/28(f)(g)	3,655	1,380,000
Series AAA, 5.25%, 07/01/29(f)(g)	190	71,737
Series UU, 0.00%, 07/01/17(a)(f)(g)	2,660	1,011,944
Series UU, 0.00%, 07/01/18(a)(f)(g)	125	47,554
Series UU, 1.00%, 07/01/20(a)(f)(g)	1,135	431,788
Series UU, 3.89%, 07/01/31(a)(f)(g)	1,345	511,678
Series ZZ, 5.00%, 07/01/17(f)(g)	330	124,596
Series ZZ, 5.25%, 07/01/19(f)(g)	1,050	396,443
Series ZZ, 5.25%, 07/01/23(f)(g)	370	139,699
Series ZZ, 5.25%, 07/01/24(f)(g)	5,050	1,906,703
Series ZZ, 5.25%, 07/01/25	265	100,055
Series ZZ, 5.00%, 07/01/28(f)(g)	345	130,260
Puerto Rico Highway & Transportation Authority, RB, CAB, Series B, Restructured, 0.00%, 07/01/32(d)	16,401	10,455,377
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertible, Restructured, 4.33%, 07/01/40	10,453	9,966,016
Series A-2, Restructured, 4.54%, 07/01/53	1,564	1,437,289
Series A-2, Restructured, 4.78%, 07/01/58	7,333	6,976,352
Series A-2, Restructured, 4.33%, 07/01/40	21,780	20,790,535
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A1, Restructured, 0.00%, 07/01/29	2,914	2,273,876
Series A1, Restructured, 0.00%, 07/01/33	2,574	1,677,955
Series A1, Restructured, 0.00%, 07/01/46	73,822	20,756,089
Series A-1, Restructured, 0.00%, 07/01/51	18,000	3,795,786
Series B1, Restructured, 0.00%, 07/01/46	2,066	577,300

		203,666,436

South Carolina — 0.6%
City of Hardeeville South Carolina, SAB(b)
3.00%, 05/01/27	300	289,337
3.50%, 05/01/32	670	598,728
3.88%, 05/01/41	1,195	1,005,323

Security	Par (000)	Value

South Carolina (continued)
City of Hardeeville South Carolina, SAB(b) (continued)
4.00%, 05/01/52	$1,155	$890,937
County of Dorchester South Carolina, SAB, 6.00%, 10/01/51(b)	2,240	2,262,142
South Carolina Jobs-Economic Development Authority, RB
7.50%, 08/15/62(b)	1,935	1,791,533
Series A, 5.00%, 11/15/42	585	542,420
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 11/15/27	480	454,326
Series A, 5.00%, 05/01/48	3,315	3,350,066

		11,184,812
Tennessee — 2.3%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	410	372,307
Franklin Health & Educational Facilities Board, Refunding RB, Series A, 7.50%, 06/01/47(b)(f)(g)	4,060	1,219,794
Knox County Health Educational & Housing Facility Board, Refunding RB, 5.00%, 04/01/36	560	573,169
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	1,635	1,277,017
Series A, 5.25%, 10/01/58	7,565	7,261,137
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, 4.00%, 06/01/51(b)	2,350	1,833,733
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(d)	4,000	1,384,380
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.25%, 07/01/34	1,250	1,400,240
Nashville Metropolitan Development & Housing
Agency, TA, 5.13%, 06/01/36(b)	500	493,881
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	7,435	7,886,639
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	16,360	16,893,598

		40,595,895

Texas — 6.8%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	2,340	1,522,533
Arlington Higher Education Finance Corp., RB
5.00%, 06/15/51	2,045	1,762,050
5.63%, 08/15/54(b)	6,260	5,845,000
7.50%, 04/01/62(b)	1,970	2,081,059
7.88%, 11/01/62(b)	1,670	1,707,802
Series A, 5.88%, 03/01/24	120	118,884
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	1,610	1,406,076
Central Texas Regional Mobility Authority, Refunding RB(d)
0.00%, 01/01/28	3,000	2,546,226
0.00%, 01/01/29	500	410,600
0.00%, 01/01/30	1,330	1,054,114
0.00%, 01/01/31	4,000	3,056,200
City of Crandall Texas, SAB(b)
3.38%, 09/15/26	100	97,382
4.00%, 09/15/31	200	190,263

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Crandall Texas, SAB(b) (continued)
4.75%, 09/15/31	$100	$94,725
4.25%, 09/15/41	770	677,211
5.00%, 09/15/41	500	443,080
City of Houston Texas Airport System Revenue, ARB
AMT, 5.00%, 07/15/28	2,725	2,744,315
AMT, 4.00%, 07/01/41	3,600	3,246,149
Series A, AMT, 6.63%, 07/15/38	1,110	1,110,274
Series B-1, AMT, 5.00%, 07/15/35	5,000	5,006,165
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	615	628,416
City of Houston Texas Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/15/27	3,925	4,017,814
City of Marble Falls Texas, SAB(b)
4.63%, 09/01/31	100	92,038
4.88%, 09/01/41	295	246,105
5.13%, 09/01/51	500	405,825
City of San Marcos Texas, SAB(b)
3.75%, 09/01/27	228	221,366
4.00%, 09/01/32	237	220,233
4.25%, 09/01/42	750	646,025
4.50%, 09/01/51	520	441,890
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	3,380	3,260,385
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	1,370	1,343,240
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 01/01/38	510	443,167
Series A, 5.00%, 01/01/43	520	433,513
Series A, 5.13%, 01/01/48	1,535	1,254,092
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(d)	350	123,558
Hemphill County Hospital District, GO
4.63%, 02/01/39	1,500	1,381,632
4.75%, 02/01/45	2,500	2,221,252
Hidalgo County Regional Mobility Authority, Refunding RB
Series B, Junior Lien, 4.00%, 12/01/39	1,000	885,243
Series B, Junior Lien, 4.00%, 12/01/40	1,040	912,277
Series B, Junior Lien, 4.00%, 12/01/41	1,000	868,063
Houston Higher Education Finance Corp., RB, 4.00%, 10/01/51	1,400	1,189,980
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	1,385	1,346,569
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 07/01/57	3,000	2,503,719
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.75%, 10/01/52	5,000	4,464,785
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)	5,580	4,976,947
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	375	381,470
Series A, 5.75%, 08/15/45	735	742,944
Port Beaumont Navigation District, RB(b)
AMT, 2.75%, 01/01/36	2,620	1,899,812
AMT, 2.88%, 01/01/41	4,100	2,657,144
AMT, 3.00%, 01/01/50	23,435	13,702,913

Security	Par (000)	Value

Texas (continued)
Port Beaumont Navigation District, Refunding RB(b)
Series A, AMT, 3.63%, 01/01/35	$3,725	$3,036,586
Series A, AMT, 4.00%, 01/01/50	8,435	6,092,963
San Antonio Education Facilities Corp., RB
Series A, 5.00%, 10/01/41	645	560,660
Series A, 5.00%, 10/01/51	885	690,902
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	8,560	8,886,333
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/31	1,500	1,563,982
Texas Transportation Commission State Highway 249 System, RB, CAB(d)
0.00%, 08/01/46	2,580	818,090
0.00%, 08/01/47	3,850	1,156,167
0.00%, 08/01/48	4,070	1,154,785
0.00%, 08/01/49	3,825	1,026,397
0.00%, 08/01/50	5,485	1,397,062
0.00%, 08/01/51	3,230	780,517
0.00%, 08/01/52	3,230	750,833
0.00%, 08/01/53	290	63,507

		117,011,309

Utah — 0.1%
County of Utah, RB, Series A, 3.00%, 05/15/50	940	718,146
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/52(b)	1,320	1,121,626

		1,839,772

Vermont — 0.5%
East Central Vermont Telecommunications District, RB(b)
Series A, 4.75%, 12/01/40	2,850	2,533,240
Series A, 4.50%, 12/01/44	3,695	3,051,272
Series A, 4.50%, 12/01/50	3,000	2,352,846
Vermont Student Assistance Corp., RB, Class A, AMT, 2.38%, 06/15/39	1,915	1,507,679

		9,445,037

Virginia — 1.2%
Ballston Quarter Community Development Authority, TA, Series A, AMT, 5.50%, 03/01/46	2,900	2,108,665
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 4.00%, 07/01/50	1,545	1,510,200
Series A, Senior Lien, 4.00%, 07/01/55	9,770	9,538,119
Hanover County Economic Development Authority, Refunding RB, 4.00%, 07/01/40(b)	1,790	1,352,186
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/50	1,250	1,066,563
Lower Magnolia Green Community Development Authority, SAB(b)
5.00%, 03/01/35	465	464,858
5.00%, 03/01/45	480	455,332
Norfolk Redevelopment & Housing Authority, RB
Series A, 5.00%, 01/01/49	1,250	954,825
Series B, 4.00%, 01/01/25	910	880,194
Virginia Beach Development Authority, Refunding RB, 4.00%, 09/01/48	2,885	2,163,124

		20,494,066

Washington(b) — 0.4%
Washington Economic Development Finance Authority, RB, Series A, AMT, 5.63%, 12/01/40	3,470	3,463,844

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) June 30, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Washington State Housing Finance Commission, RB, Series A, 5.00%, 07/01/50	$1,240	$1,138,586
Washington State Housing Finance Commission, Refunding RB
5.75%, 01/01/35	355	330,090
5.00%, 01/01/43	2,000	1,662,476
6.00%, 01/01/45	940	830,430

		7,425,426
Wisconsin — 3.6%
Public Finance Authority, ARB
AMT, 4.00%, 07/01/41	530	415,229
AMT, 4.25%, 07/01/54	3,690	2,631,376
Public Finance Authority, RB
5.00%, 06/15/39	310	314,161
5.00%, 06/15/41(b)	925	852,103
5.00%, 01/01/42(b)	1,555	1,393,129
5.63%, 06/15/49(b)	5,950	5,109,027
5.00%, 06/15/53	645	620,816
5.00%, 06/15/55(b)	2,405	2,074,729
5.00%, 01/01/56(b)	3,790	3,171,715
Series A, 4.25%, 06/15/31(b)	170	155,145
Series A, 6.25%, 10/01/31(b)	910	655,200
Series A, 5.00%, 06/01/40(b)	750	677,413
Series A, 5.00%, 06/15/41(b)	510	445,250
Series A, 6.85%, 11/01/46(b)(f)(g)	1,325	861,250
Series A, 7.00%, 11/01/46(b)(f)(g)	805	523,250
Series A, 5.38%, 07/15/47(b)	1,595	1,481,200
Series A, 7.00%, 10/01/47(b)	910	655,200
Series A, 5.00%, 06/01/49(b)	1,340	1,142,982
Series A, 5.63%, 06/15/49(b)	7,940	7,267,752
Series A, 5.00%, 06/15/51(b)	1,060	859,591
Series A, 5.25%, 12/01/51(b)	5,280	3,959,245
Series A, 5.00%, 06/15/55(b)	11,540	8,896,094
Series A, 4.75%, 06/15/56(b)	2,405	1,756,487
Series A-1, 4.50%, 01/01/35(b)	885	777,877
Series A-1, 5.50%, 12/01/48(b)(f)(g)	39	8,435
Series B, 0.00%, 01/01/35(b)(d)	1,110	495,201
Series B, 0.00%, 01/01/60(b)(d)	31,635	1,861,910
AMT, 4.00%, 09/30/51	4,000	3,275,204
AMT, 4.00%, 03/31/56	3,370	2,657,932
Public Finance Authority, Refunding RB
5.00%, 05/15/32	980	926,561
5.00%, 03/01/52(b)	1,300	1,050,816
5.25%, 05/15/52(b)	1,135	985,990

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB (continued)
Series A, 5.00%, 10/01/34(b)	$280	$281,279
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 01/01/47	3,900	2,760,315
4.00%, 01/01/57	1,050	688,851
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.70%, 07/01/47	740	740,205

		62,428,920

Total Long-Term Investments — 94.4%
(Cost: $1,782,705,816)		1,635,113,384

	Shares

Short-Term Securities

Money Market Funds — 4.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.67%(j)(k)	79,899,513	79,899,513

Total Short-Term Securities — 4.6% (Cost: $79,890,304)		79,899,513

Total Investments — 99.0% (Cost: $1,862,596,120)		1,715,012,897

Other Assets Less Liabilities — 1.0%		16,726,548

Net Assets — 100.0%		$1,731,739,445

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(i)	Rounds to less than 1,000.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class.	$77,796,619	$2,142,063	(a)	$—	$(34,687)	$(4,482)	$79,899,513	79,899,513	$2,026,040	$—

(a)	Represents net amount purchased (sold).

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock High Yield Municipal Fund

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$16,836,110	$—	$16,836,110

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(4,513,681)	$—	$(4,513,681)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$157,989,193

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,631,776,464	$3,336,920	$1,635,113,384
Short-Term Securities
Money Market Funds	79,899,513	—	—	79,899,513

	$79,899,513	$1,631,776,464	$3,336,920	$1,715,012,897

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments June 30, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 3.8%
Alabama Special Care Facilities Financing Authority-Birmingham Alabama, Refunding RB, Series C, 5.00%, 11/15/46	$60,000	$61,550,040
Black Belt Energy Gas District, RB(a)
Series C-1, 5.25%, 02/01/53	62,425	65,343,868
Series F, 5.50%, 11/01/53	11,170	11,785,668
Energy Southeast A Cooperative District, RB, Series A-1, 5.50%, 11/01/53(a)	50,000	53,565,400
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 4.00%, 11/01/51	102,970	101,499,795
Series A, 5.25%, 01/01/54	60,000	62,838,300
Series B-1, 5.00%, 05/01/53	20,000	20,628,580

		377,211,651

Arizona — 2.0%
Arizona Industrial Development Authority, RB(b)
Series A, 5.00%, 07/01/39	1,300	1,218,214
Series A, 5.00%, 07/01/49	2,010	1,782,609
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.25%, 07/01/37	1,230	1,190,045
Series A, 5.50%, 07/01/52	2,450	2,293,558
City of Phoenix Civic Improvement Corp., RB
Junior Lien, 5.00%, 07/01/44	42,605	46,380,612
Subordinate, 5.00%, 07/01/44	7,930	8,782,657
City of Phoenix Civic Improvement Corp., Refunding RB
Series A, 5.00%, 07/01/36	11,640	12,062,113
Series A, 5.00%, 07/01/37	4,875	5,033,525
Industrial Development Authority of the City of Phoenix Arizona, RB
6.88%, 07/01/23(c)	3,440	3,440,000
Series A, 6.75%, 07/01/44(b)	2,190	2,228,702
Maricopa County Industrial Development Authority, RB
Series A, 4.00%, 01/01/41	11,565	11,545,305
Series A, 4.00%, 01/01/44	20,000	19,651,420
Series A-1, 5.00%, 01/01/53(a)	3,865	4,039,416
Maricopa County Industrial Development Authority, Refunding RB, Series A, 5.00%, 01/01/38	31,100	32,441,187
Pinal County Industrial Development Authority, RB, AMT, 6.25%, 06/01/26	215	221,310
Salt River Project Agricultural Improvement & Power District, RB, 4.00%, 01/01/39	15,000	15,299,040
Salt River Project Agricultural Improvement & Power District, Refunding RB
Series A, 5.00%, 12/01/36	18,330	18,845,238
Series A, 5.00%, 01/01/38	11,015	11,615,141

		198,070,092

Arkansas — 0.4%
Arkansas Development Finance Authority, RB(b) Series A, AMT, 4.50%, 09/01/49	7,250	6,533,656

Security	Par (000)	Value

Arkansas (continued)
Arkansas Development Finance Authority, RB(b) (continued)
Series A, AMT, 4.75%, 09/01/49	$37,160	$34,809,073
University of Arkansas, RB, Series A, 5.00%, 12/01/45	2,360	2,560,489

		43,903,218

California — 13.7%
California Community Choice Financing Authority, RB(a)
Series B-1, 4.00%, 02/01/52	148,500	147,817,047
Series C, 5.25%, 01/01/54	18,210	19,069,767
California Community Housing Agency, RB, M/F Housing(b)
Series A-2, 4.00%, 02/01/50	4,340	3,251,606
Series A-2, 4.00%, 08/01/51	7,940	5,491,765
California Housing Finance Agency, RB, M/F Housing, Series 2021-2, Class A, (FHLMC), 3.75%, 03/25/35	17	16,787
California Infrastructure & Economic Development Bank, RB, Series A, AMT, 3.65%, 01/01/50(a)(b)	57,150	56,894,654
California Infrastructure & Economic Development Bank, RB, CAB, 0.00%, 01/01/61(b)(d)	47,775	2,570,343
California Pollution Control Financing Authority, AMT, 4.25%, 07/01/43(e)	36,210	35,340,236
California State Public Works Board, RB, Series B, 4.00%, 05/01/40	10,000	10,217,390
California Statewide Communities Development Authority, SAB, Series C, 3.00%, 09/02/30	3,510	3,386,831
City & County of San Francisco California, GO, Series D-1, 4.00%, 06/15/43	2,065	2,096,826
City & County of San Francisco California, RB, M/F Housing, Series J, (FNMA), 2.55%, 07/01/39	24,922	19,293,647
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.25%, 06/01/47	27,620	29,457,089
City of Los Angeles Department of Airports, ARB
AMT, 5.00%, 05/15/47	26,170	27,902,794
Series A, AMT, 4.00%, 05/15/39	10,940	10,892,608
Series A, AMT, 5.25%, 05/15/48	7,000	7,307,699
Series C, AMT, 5.00%, 05/15/45	17,175	18,248,197
Series C, AMT, Subordinate, 5.00%, 05/15/44	8,000	8,271,184
City of Los Angeles Department of Airports, Refunding ARB, AMT, 5.00%, 05/15/45	18,000	19,335,960
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(b)	8,940	6,986,726
CSCDA Community Improvement Authority, RB, M/F Housing(b)
3.13%, 07/01/56	23,665	16,260,056
4.00%, 07/01/56	12,105	8,924,060
4.00%, 12/01/56	4,620	3,252,822
3.25%, 05/01/57	10,410	7,312,400
4.00%, 07/01/58	9,055	6,504,605
Series A, 5.00%, 01/01/54	8,950	7,048,778
Series B, 4.00%, 07/01/58	10,330	7,256,267
Mezzanine Lien, 4.00%, 06/01/57	7,220	5,116,200
Series B, Mezzanine Lien, 4.00%, 12/01/59	6,125	3,952,861
Senior Lien, 3.13%, 06/01/57	13,670	9,252,143
Series B, Sub Lien, 4.00%, 12/01/59	15,875	10,855,484

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
East Bay Municipal Utility District Water System Revenue, Refunding RB
Series A, 4.00%, 06/01/33	$13,900	$14,231,251
Series A, 4.00%, 06/01/34	14,000	14,278,530
Irvine Facilities Financing Authority, RB, 5.25%, 05/01/48	25,000	26,080,025
Irvine Facilities Financing Authority, ST, (BAM), 5.25%, 09/01/53	14,500	16,372,893
Long Beach Unified School District, GO
Series C, 5.00%, 08/01/44	9,900	11,176,179
Series C, 5.00%, 08/01/45	7,795	8,769,188
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, RB
Series A, 5.00%, 07/01/43	19,635	21,942,466
Series A, 5.00%, 07/01/45	15,060	16,708,769
Los Angeles Department of Water & Power Water System Revenue, Refunding RB, Series A, 5.25%, 07/01/44	24,365	25,880,406
Los Angeles Department of Water & Power, Refunding RB
Series B, 5.25%, 07/01/37	13,500	14,642,613
Series B, 5.25%, 07/01/38	15,000	16,143,825
Series B, 5.25%, 07/01/39	7,000	7,496,944
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 07/01/40	7,215	8,053,585
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	10,000	10,260,580
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	20,000	21,780,820
San Diego County Regional Transportation Commission, Refunding RB, Series A, 5.00%, 04/01/41	35,000	36,719,095
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
2nd Series, AMT, 5.00%, 05/01/48	36,595	37,670,966
Series A, AMT, 5.00%, 05/01/44	32,450	33,783,987
Series A, AMT, 5.00%, 05/01/49	28,200	29,044,252
Series B, AMT, 5.00%, 05/01/46	57,000	58,151,685
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series B, 1.00%, 10/01/26	100,000	94,954,000
San Mateo County Transit District, Refunding RB, Series A, 4.00%, 06/01/32	15,645	16,013,017
State of California, Refunding GO
5.25%, 10/01/39	24,635	26,083,908
5.25%, 10/01/45	10,000	11,570,460
University of California, RB
Series AM, 5.00%, 05/15/44	26,780	27,150,180
Series AM, 5.00%, 05/15/49	14,650	14,827,734
Series M, 5.00%, 05/15/42	100,000	105,801,800
University of California, Refunding RB
Series BE, 5.00%, 05/15/43	18,275	20,124,393
Series Q, 5.00%, 05/15/46	87,090	95,537,120

		1,360,835,503

Security	Par (000)	Value

Colorado — 2.9%
Boulder Valley School District No. Re-2 Boulder, GO, (SAW), 5.00%, 12/01/42	$5,310	$5,998,022
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series B, 5.00%, 12/01/43	5,000	5,272,360
Series A, AMT, 5.00%, 12/01/37	25,015	26,162,063
Series A, AMT, 5.00%, 12/01/43	13,860	14,288,759
Series A, AMT, 5.25%, 12/01/43	51,045	53,330,489
Series A, AMT, 5.00%, 11/15/47	27,440	28,845,120
Series A, AMT, 5.00%, 12/01/48	4,120	4,240,712
Series A, AMT, 5.25%, 12/01/48	11,575	12,037,143
Series A, AMT, 5.50%, 11/15/53	3,750	4,085,824
Series D, AMT, 5.75%, 11/15/45	3,290	3,707,912
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, Series A-1, 5.00%, 08/01/48	12,920	13,315,533
City & County of Denver Colorado, COP, Series A, 5.38%, 06/01/43	10,000	10,482,020
City of Colorado Springs Colorado Utilities System Revenue, RB, Series B, 5.00%, 11/15/47	11,500	12,657,901
City of Colorado Springs Colorado Utilities System Revenue, Refunding RB, Series A-2, 5.00%, 11/15/42	2,250	2,381,972
Colorado Educational & Cultural Facilities Authority, Refunding RB(b)
4.00%, 07/01/31	500	485,245
4.00%, 07/01/41	750	655,070
4.00%, 07/01/51	755	606,544
4.00%, 07/01/61	1,225	939,347
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	4,390	4,720,593
Colorado Health Facilities Authority, Refunding RB
5.00%, 11/15/58(a)(e)	5,000	5,483,645
Series A, 5.00%, 08/01/44	11,550	11,944,155
Series A, 5.00%, 05/15/47	26,070	27,961,926
Cottonwood Highlands Metropolitan District No. 1, GO, Series A, 5.00%, 12/01/49	900	803,250
Denver City & County School District No. 1, GO, Series A, (SAW), 5.00%, 12/01/45	2,480	2,752,378
Mayfield Metropolitan District, GO, Series A, 5.75%, 12/01/50	1,190	1,166,294
Southlands Metropolitan District No. 1, Refunding GO, Series A-1, 5.00%, 12/01/47	3,000	2,692,377
State of Colorado, COP, Series J, 5.25%, 03/15/42	20,000	21,067,760
University of Colorado, Refunding RB, Series A-2, 4.00%, 06/01/38	7,545	7,660,408

		285,744,822

Connecticut — 0.8%
City of Bridgeport Connecticut, Refunding GO, Series B, 5.00%, 08/15/26	2,000	2,115,556
Connecticut State Health & Educational Facilities Authority, RB
5.00%, 07/01/47	10,000	10,618,370
Series Q-1, 5.00%, 07/01/46	5,570	5,708,103
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series 2015-A, 0.38%, 07/01/35(a)	39,965	38,913,801

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) June 30, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut (continued)
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	$3,895	$3,902,435
State of Connecticut Special Tax Revenue, RB, Series A, 5.00%, 07/01/41	15,285	17,131,382

		78,389,647

Delaware — 0.3%
Delaware State Economic Development Authority, Refunding RB, Series A, 1.25%, 10/01/45(a)	25,165	23,755,458
Delaware Transportation Authority, RB, 5.00%, 06/01/45	6,680	6,834,916

		30,590,374

District of Columbia — 3.9%
District of Columbia Water & Sewer Authority, Refunding RB
Series B, Sub-Lien, 5.25%, 10/01/40	48,060	50,635,103
Series B, Sub-Lien, 5.25%, 10/01/44	63,075	65,617,490
District of Columbia, GO
Series A, 5.00%, 06/01/31	5,000	5,205,440
Series A, 5.00%, 06/01/36	7,275	7,570,852
Series A, 5.00%, 06/01/37	8,660	8,979,952
Series A, 5.00%, 06/01/38	4,500	4,645,368
Series A, 5.00%, 06/01/41	5,000	5,215,665
Series D, 5.00%, 06/01/42	34,680	36,582,545
District of Columbia, RB, Series C, 5.00%, 05/01/45	10,000	10,784,060
District of Columbia, Refunding GO, Series A, 5.25%, 01/01/48	18,355	20,668,152
District of Columbia, Refunding RB, Series A, 5.00%, 03/01/44	3,460	3,721,012
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 5.00%, 10/01/30	22,055	22,405,983
Series A, AMT, 5.00%, 10/01/36	10,000	10,577,690
Series A, AMT, 5.25%, 10/01/41(e)	4,395	4,793,016
Series A, AMT, 5.25%, 10/01/42(e)	1,500	1,632,322
Series A, AMT, 5.00%, 10/01/48	12,400	12,779,961
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB
Series A, 4.00%, 07/15/43	28,200	28,228,200
Series A, 5.00%, 07/15/46	2,060	2,234,948
Washington Metropolitan Area Transit Authority, RB
5.00%, 07/01/43	35,480	36,930,813
Series B, 5.00%, 07/01/42	48,900	50,964,265

		390,172,837

Florida — 3.7%
Brevard County Health Facilities Authority, Refunding RB(b)
4.00%, 11/15/45	2,830	2,238,142
4.00%, 11/15/55	4,170	3,083,465
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/15/49	4,365	3,713,991
Series A, 5.00%, 01/01/56	3,400	2,565,562
Capital Trust Agency, Inc., RB, CAB, Subordinate, 0.00%, 01/01/61(b)(d)	6,915	424,042
City of Tampa Florida, RB, Series A, 5.00%, 11/15/46	12,910	13,263,605
City of Tampa Florida, SAB 5.25%, 05/01/43	11,720	12,599,410

Security	Par (000)	Value

Florida (continued)
City of Tampa Florida, SAB (continued)
5.25%, 05/01/46	$15,430	$16,501,907
County of Broward Florida Port Facilities Revenue, ARB, Series A, 5.00%, 09/01/38	1,270	1,364,101
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series B, AMT, 5.00%, 10/01/40	112,405	115,501,083
County of Miami-Dade Seaport Department, ARB(c)
Series A, 6.00%, 10/01/23	6,325	6,363,544
Series B, AMT, 6.00%, 10/01/23	2,350	2,361,762
Series B, AMT, 6.25%, 10/01/23	5,000	5,027,955
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.00%, 10/01/47	19,050	19,883,647
County of Palm Beach Florida, RB, 5.00%, 12/01/43	5,325	5,946,039
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	8,670	8,462,501
Series C, 5.75%, 12/15/56	6,295	5,125,924
AMT, 5.00%, 05/01/29	1,820	1,715,117
AMT, 6.13%, 07/01/32	11,725	11,795,713
Florida Development Finance Corp., Refunding RB, Series A, 4.50%, 12/15/56(b)	18,065	13,198,686
Greater Orlando Aviation Authority, ARB
Series A, AMT, 5.00%, 10/01/44	28,000	29,126,328
Sub-Series A, AMT, 5.00%, 10/01/42	22,310	23,090,158
Sub-Series A, AMT, 5.00%, 10/01/47	32,485	33,463,935
Hillsborough County Port District, ARB, Series A, 5.25%, 06/01/48	8,375	8,755,778
Lakewood Ranch Stewardship District, Refunding SAB, 4.00%, 05/01/50(b)	1,250	968,009
Lakewood Ranch Stewardship District, SAB
4.63%, 05/01/27	1,395	1,397,349
5.00%, 05/01/37(b)	1,655	1,636,178
4.70%, 05/01/39	1,160	1,089,228
5.13%, 05/01/47(b)	1,985	1,895,590
4.88%, 05/01/49	1,250	1,125,464
Live Oak Lake Community Development District, SAB
4.40%, 05/01/40	1,600	1,432,765
4.60%, 05/01/51	2,840	2,382,183
Miami-Dade County Industrial Development Authority, RB, 5.10%, 11/01/43	8,370	7,121,698
River Landing Community Development District, SAB
Series A, 4.13%, 05/01/40	860	755,163
Series B, 4.25%, 11/01/35	800	756,563
Sarasota National Community Development District, Refunding SAB, 4.00%, 05/01/39	1,750	1,504,064
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(f)(g)	147	93,809
Windward Community Development District, SAB, Series A-2, 4.40%, 11/01/35	945	852,194

		368,582,652

Georgia — 2.9%
City of Atlanta Georgia Airport Passenger Facility Charge, ARB, Series D, AMT, Subordinate, 4.00%, 07/01/34	20,615	21,119,387
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	3,000	3,172,896

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	$15,000	$15,376,785
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	5,030	4,459,175
Main Street Natural Gas, Inc., RB(a)
Series A, 5.00%, 06/01/53	56,135	58,231,811
Series B, 5.00%, 12/01/52	44,415	45,829,218
Series B, 5.00%, 07/01/53	41,510	43,353,833
Series C, 4.00%, 03/01/50	20,710	20,631,612
Series C, 5.00%, 09/01/53	54,545	57,204,669
State of Georgia, GO, Series A, 4.00%, 02/01/32	20,400	20,663,466

		290,042,852

Hawaii — 0.1%
City & County of Honolulu Hawaii, RB, M/F Housing, 5.00%, 06/01/27(a)	8,925	9,335,416

Idaho — 0.2%
Idaho Housing & Finance Association, RB, Series A, 5.25%, 08/15/48	18,000	20,132,550

Illinois — 6.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	2,200	2,199,897
Series H, 5.00%, 12/01/36	4,620	4,694,294
Series A, AMT, 5.00%, 12/01/33	1,000	1,047,959
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	4,000	4,149,404
Series B, 5.00%, 12/01/31	1,000	1,049,949
Series B, 4.00%, 12/01/35	11,640	11,145,905
Series C, 5.00%, 12/01/24	4,445	4,465,300
Series C, 5.00%, 12/01/25	12,760	12,891,670
Series C, 5.00%, 12/01/26	3,060	3,115,833
Series F, 5.00%, 12/01/24	9,585	9,628,775
Series G, 5.00%, 12/01/34	5,000	5,134,485
Chicago O’Hare International Airport, ARB
Class A, AMT, Senior Lien, 5.00%, 01/01/48	16,065	16,458,544
Series D, AMT, Senior Lien, 5.00%, 01/01/42	2,225	2,259,988
Series D, AMT, Senior Lien, 5.00%, 01/01/47	2,500	2,530,183
Series D, Senior Lien, 5.25%, 01/01/42	56,710	59,066,471
Series D, Senior Lien, 5.00%, 01/01/47	20,000	20,518,840
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 5.00%, 01/01/39	4,000	4,153,784
Series A, AMT, Senior Lien, 5.00%, 01/01/48	5,000	5,075,505
Chicago O’Hare International Airport, Refunding RB
Series A, AMT, 5.00%, 01/01/34	5,600	5,694,338
Series B, Senior Lien, 5.00%, 01/01/38	30,000	31,313,250
Series B, Senior Lien, 5.00%, 01/01/39	64,885	67,506,354
Chicago Transit Authority Sales Tax Receipts Fund, RB
5.00%, 12/01/44	18,000	18,175,482
Class CR, (AGM-CR), 5.00%, 12/01/44	9,165	9,316,149
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/48	2,000	2,184,386
City of Chicago Illinois Wastewater Transmission Revenue, Refunding RB, Series B, 2nd Lien, (AGM), 5.00%, 01/01/37	1,500	1,666,718
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/48	8,720	9,582,713

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, Refunding RB
5.00%, 10/01/48	$26,850	$27,956,542
Series A, 5.00%, 07/15/42	23,695	24,605,054
Series A, 5.25%, 05/15/48	6,670	7,414,219
Series C, 5.00%, 02/15/41	37,295	38,530,173
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/36	11,000	11,366,729
Series A, 5.00%, 01/01/40	15,500	15,884,307
Series A, 5.00%, 01/01/42	30,000	31,452,660
Series A, 5.25%, 01/01/43	6,450	7,190,002
Series A, 5.25%, 01/01/45	32,315	35,884,838
Series B, 5.00%, 01/01/40	35,105	36,181,776
Southwestern Illinois Development Authority, RB, (BAM), 5.50%, 12/01/40	2,600	2,914,540
State of Illinois, GO
5.50%, 05/01/39	9,040	9,913,761
Series A, 5.00%, 11/01/29	27,500	30,152,402
Series B, 5.50%, 05/01/47	13,405	14,536,047
Series C, 5.50%, 10/01/42	28,000	30,835,560
State of Illinois, GO, BAB, Series B, 5.00%, 11/01/32	14,000	15,307,782
State of Illinois, Refunding GO, Series A, 5.00%, 10/01/28	19,250	20,788,941
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	1,920	1,922,185

		677,863,694

Indiana — 0.1%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	3,870	3,912,512
AMT, 7.00%, 01/01/44	7,330	7,401,182

		11,313,694

Iowa — 0.2%
Iowa Finance Authority, Refunding RB
5.00%, 08/01/38	2,900	3,339,281
5.00%, 08/01/39	2,500	2,865,095
5.00%, 08/01/40	3,000	3,426,609
5.00%, 08/01/41	4,250	4,831,421
5.00%, 08/01/42	3,075	3,476,675

		17,939,081

Kentucky — 0.1%
Kentucky Public Energy Authority, RB, Series A-1,
4.00%, 08/01/52(a)	12,350	12,129,565

Louisiana — 2.4%
Lake Charles Harbor & Terminal District, RB, AMT, 1.00%, 12/01/51(a)	195,960	186,838,454
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, 0.88%, 02/01/46(a)	21,580	20,628,063
Louisiana Public Facilities Authority, RB(b)
Series A, 5.00%, 04/01/39	1,425	1,248,082
Series A, 5.00%, 06/01/39	1,300	1,259,142
Series A, 5.00%, 04/01/49	2,800	2,274,866
Series A, 5.00%, 06/01/49	3,000	2,780,271
Series A, 5.00%, 06/01/58	4,500	4,063,473

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) June 30, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 04/01/45	$5,000	$5,315,695
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	13,505	14,396,681

		238,804,727

Maryland — 0.8%
City of Baltimore Maryland, Refunding RB
Series A, 4.50%, 09/01/33	2,735	2,636,122
Series A, 5.00%, 09/01/38	1,400	1,392,789
County of Baltimore Maryland, GO, 4.00%, 03/01/39	4,000	4,098,404
County of Frederick Maryland, GO, 5.00%, 04/01/41	6,035	6,892,791
County of Montgomery Maryland, RB, 5.00%, 12/01/44	14,795	15,031,320
County of Prince George’s Maryland, COP, 5.00%, 10/01/48	6,175	6,528,531
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/47	12,285	12,702,715
Maryland Stadium Authority, RB(e)
Series A, 5.00%, 03/01/37	4,665	5,272,439
Series A, 5.00%, 09/01/37	5,000	5,638,950
State of Maryland, GO, First Series, 4.00%, 06/01/29	7,910	7,996,353
Washington Suburban Sanitary Commission, RB, (GTD), 4.00%, 06/01/41	7,000	7,053,837

		75,244,251

Massachusetts — 6.7%
City of Boston Massachusetts, GO
Series A, 5.00%, 11/01/40	2,720	3,116,097
Series A, 5.00%, 11/01/41	19,315	22,278,887
Commonwealth of Massachusetts Transportation Fund Revenue, Refunding RB, Series A, 5.00%, 06/01/43	5,000	5,497,385
Commonwealth of Massachusetts, GO
5.00%, 05/01/41(e)	1,250	1,405,890
5.00%, 05/01/43(e)	1,475	1,648,277
Series A, 5.00%, 03/01/41	4,050	4,095,449
Series A, 5.25%, 04/01/42	42,000	44,693,166
Series A, 5.00%, 01/01/43	3,045	3,225,066
Series A, 5.25%, 01/01/44	16,490	17,923,641
Series A, 5.25%, 04/01/47	85,000	89,500,835
Series C, 5.00%, 07/01/40	5,000	5,148,235
Series C, 5.25%, 10/01/47	10,125	11,316,955
Series E, 5.25%, 09/01/43	92,000	99,226,876
Commonwealth of Massachusetts, Refunding GO(e)
Series B, 5.00%, 05/01/41	2,500	2,811,795
Series B, 5.00%, 05/01/42	4,650	5,205,187
Series B, 5.00%, 05/01/43	3,250	3,631,797
Massachusetts Bay Transportation Authority Assessment Revenue, Refunding RB, Series A-1, 4.00%, 07/01/40	20,000	20,484,800
Massachusetts Bay Transportation Authority Sales Tax Revenue, RB, Series A, 5.00%, 07/01/40	9,145	9,420,612
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB
Sub-Series A-1, 5.00%, 07/01/43	9,100	10,316,670
Sub-Series A-1, 5.25%, 07/01/48	57,645	65,548,533

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, RB, Series A, 5.25%, 01/01/42	$9,655	$9,742,552
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	21,640	22,710,249
Massachusetts Port Authority, Refunding ARB
Series A, 5.00%, 07/01/40	5,680	5,843,482
Series A, AMT, 5.00%, 07/01/34	2,110	2,216,671
Series A, AMT, 5.00%, 07/01/47	3,000	3,069,165
Series C, AMT, 5.00%, 07/01/44	15,000	15,648,135
Series C, AMT, 5.00%, 07/01/49	10,000	10,345,250
Massachusetts Port Authority, Refunding RB, Series B, AMT, 5.00%, 07/01/37	1,000	1,076,135
Massachusetts School Building Authority, RB, Series B, 5.25%, 02/15/48	70,505	75,036,920
Massachusetts School Building Authority, Refunding RB, Series D, 4.75%, 08/15/32	10,000	10,410,880
University of Massachusetts Building Authority, Refunding RB
First Series, 5.00%, 11/01/39	8,190	8,323,178
Series 1, 5.25%, 11/01/42	58,840	63,079,540
Series 1, 5.25%, 11/01/47	14,425	15,326,562

		669,324,872

Michigan — 2.6%
City of Grand Rapids Michigan Sanitary Sewer System Revenue, RB, 5.00%, 01/01/48	2,000	2,086,440
City of Lansing Michigan, Refunding GO
Series B, (AGM), 4.00%, 06/01/39	4,570	4,577,408
Series B, (AGM), 4.00%, 06/01/40	4,960	4,946,038
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/44	20,000	21,286,960
Michigan Finance Authority, RB
4.00%, 02/15/44	20,000	19,234,860
Series A, 5.00%, 11/15/48	5,000	5,156,255
Series A, 6.50%, 06/01/57(b)	5,980	5,604,229
Series S, 5.00%, 11/01/44	9,175	9,369,675
Michigan Finance Authority, Refunding RB
5.00%, 11/15/41	63,865	65,251,509
Series 2016, 5.25%, 12/01/41	25,630	26,644,820
Series A, 5.00%, 12/01/37	25,105	26,476,938
Series A, 5.00%, 12/01/41	9,370	9,993,808
Michigan State Building Authority, Refunding RB, Series I, 5.25%, 10/15/57	7,205	7,923,670
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	2,950	3,012,690
Michigan State University, Refunding RB, Series A, 5.00%, 08/15/40	9,000	9,285,687
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	16,470	16,680,207
Plymouth-Canton Community School District, GO, 5.00%, 05/01/42	3,100	3,410,682
West Bloomfield School District, GO
Series I, (Q-SBLF), 5.00%, 05/01/40	4,940	5,487,762
Series I, (Q-SBLF), 5.00%, 05/01/41	5,815	6,436,123

		252,865,761

Minnesota — 0.3%
Minnesota Housing Finance Agency, RB, S/F Housing, Series F, (FHLMC, FNMA, GNMA), 5.75%, 07/01/53(e)	4,500	4,832,505

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
State of Minnesota, GO
Series A, 4.00%, 09/01/34	$1,820	$1,948,503
Series A, 4.00%, 09/01/40	14,745	15,101,726
Series A, 4.00%, 09/01/41	6,255	6,361,885

		28,244,619

Mississippi — 0.1%
Medical Center Educational Building Corp., Refunding RB, 5.00%, 06/01/47	8,975	9,267,908

Missouri — 0.2%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.50%, 01/01/39	16,085	16,133,995

Nevada — 0.8%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/43	74,740	79,136,506
State of Nevada Department of Business & Industry, RB(b)
Series A, 4.50%, 12/15/29	280	270,411
Series A, 5.00%, 07/15/37	875	881,254
Series A, 5.00%, 07/15/47	1,400	1,342,538

		81,630,709

New Jersey — 3.6%
New Jersey Economic Development Authority, ARB, AMT, 5.13%, 09/15/23	1,460	1,457,352
New Jersey Economic Development Authority, RB, 5.00%, 06/15/43	7,550	7,897,632
New Jersey Economic Development Authority, Refunding RB
Series RRR, 5.00%, 03/01/26	16,270	16,939,852
AMT, 3.75%, 11/01/34(a)	7,135	7,127,922
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/40	3,855	3,857,290
New Jersey Health Care Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/35	7,375	7,866,050
Series A, 5.00%, 07/01/38	11,950	12,539,517
Series A, 5.00%, 07/01/39	22,245	23,296,922
Series A, 4.00%, 07/01/40	10,000	9,914,010
Series A, 5.00%, 07/01/43	12,385	12,722,305
New Jersey Transportation Trust Fund Authority, RB
5.25%, 06/15/43	9,000	9,906,453
5.50%, 06/15/50	6,225	6,949,590
Series AA, 5.50%, 06/15/39	39,890	39,890,000
Series BB, 4.00%, 06/15/44	5,000	4,816,410
Series C, 5.25%, 06/15/32	20,010	20,536,963
Series S, 5.00%, 06/15/46	12,350	12,955,385
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 4.00%, 06/15/39	8,500	8,350,528
Series AA, 5.00%, 06/15/38	2,955	3,262,101
Series AA, 5.00%, 06/15/39	8,500	9,341,236
Series AA, 5.00%, 06/15/40	4,985	5,451,397
New Jersey Turnpike Authority, RB
Series B, 5.00%, 01/01/46	26,315	29,008,998
Series E, 5.00%, 01/01/34	4,425	4,539,798
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/42	4,325	4,383,154
State of New Jersey, GO 2.00%, 06/01/37	10,000	7,790,450

Security	Par (000)	Value

New Jersey (continued)
State of New Jersey, GO (continued)
5.00%, 06/01/40	$12,500	$13,102,937
5.00%, 06/01/41	11,500	12,028,678
5.00%, 06/01/42	10,500	10,958,377
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	17,500	17,909,185
Series A, 5.25%, 06/01/46	20,350	21,069,678
Sub-Series B, 5.00%, 06/01/46	12,845	12,892,604

		358,762,774

New Mexico — 0.0%
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 02/01/27	125	131,824

New York — 12.9%
Catskill Central School District, GO, (SAW), 5.00%, 06/28/24	5,100	5,156,896
City of New York New York, GO
First Series, 5.00%, 08/01/36	2,820	3,253,840
Series B, 5.25%, 10/01/47	4,040	4,518,490
Series C, 4.00%, 08/01/40	2,040	2,063,444
Series C, 4.00%, 08/01/41	1,910	1,915,927
Series D-1, 5.25%, 05/01/41	4,210	4,770,991
Series D-1, 5.50%, 05/01/44	7,840	8,967,376
Series D-1, 5.50%, 05/01/45	1,000	1,142,467
Series D-1, 5.50%, 05/01/46	2,655	3,024,135
Sub-Series E1, 5.25%, 04/01/47	19,000	21,333,295
City of New York New York, Refunding GO
Series A, 5.00%, 08/01/31	3,235	3,301,379
Sub-Series F-1, 5.00%, 08/01/36	3,000	3,467,541
Sub-Series F-1, 5.00%, 08/01/37	1,360	1,556,090
Hudson Yards Infrastructure Corp., Refunding RB,
Series A, 5.00%, 02/15/42	41,825	43,977,398
Metropolitan Transportation Authority, RB,
Series A-1, 5.25%, 11/15/39	10,000	10,048,800
New York City Municipal Water Finance Authority, RB
Series AA, 4.00%, 06/15/43	16,040	16,095,771
Series AA-1, 5.25%, 06/15/52	1,530	1,705,032
New York City Municipal Water Finance Authority, Refunding RB
Series BB-1, 5.00%, 06/15/44	2,460	2,704,194
Series BB-1, 4.00%, 06/15/45	47,000	47,087,514
Series CC, 5.25%, 06/15/46	61,465	64,170,259
Series CC1, 5.00%, 06/15/37	24,000	25,552,824
Series CC1, 5.25%, 06/15/37	15,000	16,132,950
Series DD, 5.25%, 06/15/47	25,000	28,021,225
Series DD-2, 5.00%, 06/15/40	21,260	22,615,920
Series DD-3, 4.00%, 06/15/42	10,000	10,014,590
Series EE, 5.25%, 06/15/36	14,500	15,825,083
Series EE, 5.00%, 06/15/40	34,240	36,423,861
Series EE, 4.00%, 06/15/45	16,755	16,671,510
Series FF, 5.00%, 06/15/40	23,790	25,464,079
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, (SAW), 5.25%, 07/15/45	31,165	33,325,077
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series B-1, 4.00%, 11/01/41	16,500	16,571,957
Series D-1, 5.50%, 11/01/45	19,690	22,656,692
Series D-1, 5.25%, 11/01/48	19,400	21,646,210
Series E-1, 5.00%, 02/01/41	10,500	10,743,779

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) June 30, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Subordinate, 4.00%, 05/01/40	$6,835	$6,960,668
Series C1, Subordinate, 4.00%, 11/01/42	20,925	20,763,229
Series C-1, Subordinate, 4.00%, 02/01/41	10,000	10,007,630
Series C-1, Subordinate, 5.00%, 02/01/47	10,000	10,915,540
Series C-3, Subordinate, 5.00%, 05/01/40	5,000	5,354,165
Series F-1, Subordinate, 5.00%, 02/01/39	1,000	1,123,670
Series F-1, Subordinate, 5.00%, 02/01/43	14,280	15,783,555
Series F-1, Subordinate, 5.00%, 02/01/44	4,000	4,406,764
New York Liberty Development Corp., Refunding RB, Series A, 2.88%, 11/15/46	38,000	27,808,248
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/45	40,000	40,043,160
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/43	2,220	2,330,409
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/44	4,130	4,485,725
Series A, 5.25%, 03/15/38	5,000	5,460,495
Series A, 4.00%, 03/15/39	3,675	3,708,104
Series A, 4.00%, 03/15/40	47,720	48,255,562
Series A, 4.00%, 03/15/42	8,105	8,141,683
Series A, 4.00%, 03/15/43	9,365	9,386,755
Series C, 5.00%, 03/15/39	11,650	11,797,046
Series E, 5.00%, 03/15/41	20,150	21,609,303
Series E, 5.00%, 03/15/42	16,800	17,974,102
New York State Housing Finance Agency, RB, M/F Housing, Series J, 1.10%, 11/01/61(a)	36,070	32,089,531
New York State Thruway Authority, RB
Series N, 4.00%, 01/01/45	4,060	3,977,627
Series A, Junior Lien, 5.00%, 01/01/46	5,000	5,129,635
New York State Thruway Authority, Refunding RB
Series A, 5.00%, 03/15/48	4,400	4,827,297
Series O, 4.00%, 01/01/37	10,000	10,232,190
Series O, 4.00%, 01/01/44	14,655	14,513,667
New York State Urban Development Corp., RB,
Series A, 4.00%, 03/15/45	10,000	9,877,050
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/44	7,200	7,160,033
Series A, 5.00%, 03/15/46	12,225	13,453,454
Series A, 5.00%, 03/15/49	10,000	10,954,580
Series E, 4.00%, 03/15/41	25,000	25,105,350
Series E, 4.00%, 03/15/42	40,000	40,031,240
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/35	1,650	1,755,310
AMT, 5.00%, 12/01/37	10	10,487
AMT, 5.00%, 12/01/38	12,150	12,683,774
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	25,020	26,132,039
Port Authority of New York & New Jersey, ARB AMT, 5.00%, 11/01/49	8,465	8,835,818
Consolidated, 218th Series, AMT, 5.00%, 11/01/44	46,300	48,632,825
Port Authority of New York & New Jersey, Refunding ARB
AMT, 5.00%, 09/01/30	5,000	5,062,350
AMT, 5.00%, 01/15/47	12,550	13,375,777
AMT, 5.00%, 01/15/52	10,000	10,616,540
Series 207, AMT, 5.00%, 09/15/31	14,950	15,978,425

Security	Par 000)	Value

New York (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued)
Series 231, AMT, 5.50%, 08/01/40	$5,515	$6,197,167
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.25%, 11/15/45	7,805	8,015,977
Series B, 5.00%, 11/15/35	10,895	11,681,543
Series C, 5.00%, 05/15/47	12,000	13,115,424
Series C, 5.25%, 05/15/52	10,000	11,075,690
Series C-2, 5.00%, 11/15/42	55,995	59,016,322
Utility Debt Securitization Authority, Refunding RB, Restructured, 5.00%, 12/15/33	15,040	15,906,785
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,500	2,509,858

		1,276,196,174

North Carolina — 0.3%
County of Union North Carolina, GO
5.00%, 09/01/42	3,270	3,714,700
5.00%, 09/01/43	4,220	4,780,981
Greater Asheville Regional Airport Authority, ARB, Series A, AMT, (AGM), 5.00%, 07/01/33	1,455	1,605,607
State of North Carolina, GO, Series A, 4.00%, 06/01/33	11,565	11,726,205
State of North Carolina, Refunding GO, Series B, 5.00%, 06/01/24	10,000	10,174,250

		32,001,743

North Dakota — 0.1%
North Dakota Building Authority, RB, Series A,
5.00%, 12/01/24	1,655	1,697,287
North Dakota Public Finance Authority, RB,
Series C, 5.00%, 06/01/40	6,370	6,511,573

		8,208,860

Ohio — 1.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	22,625	21,101,681
City of Columbus Ohio, GO, Series A, 5.00%, 08/15/41	1,705	1,943,637
County of Franklin Ohio, RB, Series A, 5.00%, 12/01/47	5,000	5,164,390
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	4,230	3,878,415
Ohio Higher Educational Facility Commission, RB
5.00%, 10/01/42	3,645	4,013,535
5.00%, 10/01/48	1,250	1,364,256
Ohio University, Refunding RB
Series A, 5.00%, 12/01/44	9,500	9,852,479
Series A, 5.00%, 12/01/45	14,000	14,502,180
Ohio Water Development Authority Water Pollution Control Loan Fund, RB
Series B, 5.00%, 12/01/39	10,000	11,503,310
Series B, 5.00%, 12/01/40	11,500	13,137,037
Series B, 5.00%, 12/01/41	10,000	11,356,210
State of Ohio, Refunding RB, 5.00%, 01/01/39	875	964,328

		98,781,458

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma — 0.1%
Grand River Dam Authority, RB, Series A, 5.00%, 06/01/39	$5,400	$5,467,576
Oklahoma Development Finance Authority, RB,
7.25%, 09/01/51(b)	7,990	8,299,580

		13,767,156

Oregon — 0.2%
Oregon State Lottery, RB, Series A, 5.00%, 04/01/35	2,035	2,193,168
State of Oregon, GO, Series D, 5.00%, 05/01/41	3,670	3,827,307
Tualatin Valley Water District, RB
5.00%, 06/01/41	2,685	3,047,430
5.00%, 06/01/42	2,820	3,185,097
5.00%, 06/01/43	2,945	3,314,624
5.00%, 06/01/44	3,110	3,487,268

		19,054,894

Pennsylvania — 1.1%
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/27	2,680	2,717,113
5.00%, 05/01/32	3,750	3,779,888
Lancaster County Hospital Authority, Refunding RB,
5.00%, 08/15/42	4,500	4,644,495
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/47	5,500	5,706,822
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,670	1,671,249
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 5.00%, 02/15/47	10,160	10,816,285
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, RB, Series A, AMT, 5.25%, 12/01/44	30,000	32,062,740
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/46	46,430	48,684,176
Swarthmore Borough Authority, Refunding RB, Series B, 4.00%, 09/15/41	2,690	2,707,364

		112,790,132

Puerto Rico — 1.1%
Commonwealth of Puerto Rico, GO
Series A1, Restructured, 5.63%, 07/01/29	36,800	39,426,065
Series A1, Restructured, 5.75%, 07/01/31	11,497	12,557,828
Series A1, Restructured, 4.00%, 07/01/33	20,418	19,333,377
Series A1, Restructured, 4.00%, 07/01/35	8,168	7,581,815
Series A1, Restructured, 4.00%, 07/01/37	25,180	22,456,783
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, AMT, 4.00%, 07/01/42(b)	4,955	4,311,489

		105,667,357

South Carolina — 0.3%
County of Dorchester South Carolina, SAB(b)
5.88%, 10/01/40	1,245	1,264,978
6.00%, 10/01/51	3,000	3,029,655
Piedmont Municipal Power Agency, Refunding RB, Series C, 5.00%, 01/01/34	10,000	10,544,660

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(b)	$10,135	$9,383,561
South Carolina Jobs-Economic Development Authority, Refunding RB, 5.25%, 11/15/37	3,005	2,912,551

		27,135,405

Tennessee — 1.3%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.25%, 07/01/47	13,000	13,897,247
State of Tennessee, Refunding GO, Series A, 5.00%, 08/01/33	2,150	2,301,164
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	92,910	95,940,353
Tennessee Housing Development Agency, RB, Series 2A, 5.75%, 01/01/54(e)	13,000	13,966,108

		126,104,872

Texas — 9.5%
Arlington Higher Education Finance Corp., RB
7.88%, 11/01/62(b)	9,425	9,638,344
Series A, (PSF), 5.00%, 02/15/31	1,380	1,432,147
Series A, 5.30%, 04/01/62(b)	6,415	5,517,638
Series A, 5.75%, 08/15/62	4,950	4,506,495
Austin Independent School District, GO
5.00%, 08/01/43	12,250	13,698,170
5.00%, 08/01/48	9,615	10,239,638
City of Austin Texas Electric Utility Revenue, Refunding RB
5.00%, 11/15/48	23,000	25,405,294
5.25%, 11/15/53	16,000	17,922,704
Series A, 5.00%, 11/15/45	45,000	46,233,630
Series B, 5.00%, 11/15/44	5,375	5,760,108
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, Series C, 5.00%, 10/01/45	21,635	23,608,112
City of Dallas Texas, Refunding GO
5.00%, 02/15/32	5,035	5,190,184
Series A, 5.00%, 02/15/40	1,485	1,670,076
Series A, 5.00%, 02/15/41	1,640	1,837,695
City of El Paso Texas Water & Sewer Revenue, Refunding RB, 5.00%, 03/01/46	45,000	48,456,225
City of Fort Worth Texas, RB, Series A, 5.25%, 03/01/43	15,000	15,230,895
City of Garland Texas, Refunding GO, 4.00%, 02/15/40	10,430	10,545,783
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series B, 1st Lien, 5.00%, 11/15/42	25,000	26,359,325
City of Midland Texas, Refunding GO, Series B, 5.00%, 03/01/47	17,985	19,530,757
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB
Series A, 5.25%, 02/01/40	10,000	11,406,590
Series A, 5.25%, 02/01/41	25,625	29,204,479
Series A, 5.25%, 02/01/42	9,150	10,396,523
Community Independent School District, GO
(PSF), 5.00%, 02/15/48(e)	7,500	8,206,815
Series A, (PSF), 5.00%, 02/15/45	5,035	5,463,771
County of Fort Bend Texas, Refunding GO, Series B, 5.00%, 03/01/29	8,205	8,465,550

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) June 30, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
County of Harris Texas Toll Road Revenue, Refunding RB, Series A, Senior Lien, 4.00%, 08/15/38	$5,000	$5,056,895
Dallas Fort Worth International Airport, Refunding RB, Series A, 5.00%, 11/01/33	5,675	6,456,238
Dallas Independent School District, Refunding GO, (PSF), 5.00%, 02/15/48	27,525	30,199,935
Grand Parkway Transportation Corp., RB
Series A, 5.00%, 10/01/43	79,365	83,663,250
Series A, 5.00%, 10/01/48	1,535	1,607,190
Greater Texoma Utility Authority, RB(e)
Series A, (BAM), 5.00%, 10/01/41	2,600	2,842,312
Series A, (BAM), 5.25%, 10/01/48	17,400	18,964,660
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 6.38%, 01/01/33	40	39,995
Lower Colorado River Authority, Refunding RB
5.00%, 05/15/45	2,000	2,037,026
5.25%, 05/15/48	32,340	35,548,581
(AGM), 5.50%, 05/15/48	15,000	16,781,535
5.00%, 05/15/50	10,310	10,801,540
Series A, 5.50%, 05/15/47	5,000	5,569,750
Mesquite Independent School District, GO, (PSF), 5.00%, 08/15/33	1,000	1,082,364
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	7,000	6,805,764
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.00%, 07/01/40	4,000	3,764,720
Series A, 5.00%, 07/01/57	7,000	5,842,011
New Hope Cultural Education Facilities Finance Corp., Refunding RB
Series A, 4.00%, 08/15/40	2,000	1,991,692
Series A, 6.63%, 10/01/43	3,685	3,371,543
Series A, 6.75%, 10/01/52	580	517,915
Series B2, 4.50%, 10/01/26	2,970	2,851,173
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/40	22,070	23,931,671
Series A, 5.00%, 01/01/43(e)	14,610	15,229,522
Northwest Independent School District, GO,
Series A, (PSF), 5.00%, 02/15/48	2,145	2,332,359
Pflugerville Independent School District, GO
Series A, 5.00%, 02/15/40	8,345	9,309,482
Series A, 5.00%, 02/15/48	32,890	35,021,601
Pottsboro Independent School District, GO, (PSF), 5.00%, 02/15/47	6,000	6,531,192
San Diego Unified School District, GO, Series A, 5.25%, 02/01/43	6,520	7,471,633
Sands Consolidated Independent School District, GO, (BAM), 5.00%, 02/15/43	1,780	1,933,153
Tarrant County Cultural Education Facilities Finance Corp., RB 5.50%, 11/15/47	11,905	13,044,285
Series B, 5.00%, 07/01/43	50,400	52,564,982
Series B, 5.00%, 07/01/48	1,000	1,038,123
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 02/15/41	13,000	13,456,573
Series A, 5.00%, 11/15/45	5,000	5,100,680

Security	Par (000)	Value

Texas (continued)
Tarrant Regional Water District Water Supply System Revenue, RB, 5.00%, 03/01/48	$8,945	$9,661,682
Texas Department of Housing & Community Affairs, RB, Series A, (GNMA), 5.75%, 03/01/54(e)	10,000	10,879,500
Texas Water Development Board, RB
4.75%, 10/15/42	7,345	7,912,776
5.25%, 10/15/46	60,000	62,843,280
Series B, 5.00%, 04/15/49	15,000	15,891,135
Weatherford Independent School District, GO
(PSF), 5.00%, 02/15/40	7,140	7,310,196
(PSF), 5.00%, 02/15/45	27,810	28,377,546

		941,564,408

Utah — 0.7%
County of Utah, RB, Series B, 5.00%, 05/15/46	15,000	15,384,750
County of Utah, Refunding RB, Series A, 5.00%, 05/15/41	24,970	25,742,846
University of Utah, RB, Series B, 5.25%, 08/01/48(e)	6,000	6,789,300
Utah Charter School Finance Authority, RB(b)
5.00%, 06/15/42	1,810	1,573,082
5.00%, 06/15/52	5,420	4,441,918
5.63%, 06/15/54	4,930	4,340,042
5.00%, 06/15/57	3,910	3,155,597
Utah Charter School Finance Authority, Refunding RB(b)
5.25%, 06/15/37	3,795	3,624,073
5.38%, 06/15/48	4,740	4,338,550

		69,390,158

Vermont — 0.1%
East Central Vermont Telecommunications District, RB(b)
Series A, 4.00%, 12/01/30	2,010	1,903,002
Series A, 4.25%, 12/01/40	4,030	3,362,640
Series A, 4.50%, 12/01/50	2,960	2,321,475
Vermont Housing Finance Agency, RB, Series C, (FHLMC, FNMA, GNMA), 5.75%, 11/01/53	4,500	4,878,841

		12,465,958

Virginia — 2.1%
Ballston Quarter Community Development Authority, TA, Series A, AMT, 5.50%, 03/01/46	1,740	1,265,199
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47	14,750	15,406,287
Hanover County Economic Development Authority, Refunding RB
5.00%, 07/01/38	125	108,882
5.00%, 07/01/48	370	300,050
Northern Virginia Transportation Commission, RB, 5.00%, 06/01/52	7,585	8,263,334
University of Virginia, Refunding RB, Series A, 5.00%, 04/01/39	21,600	23,018,731
Virginia College Building Authority, RB, 5.00%, 02/01/38	2,660	3,045,450
Virginia Commonwealth Transportation Board I-81 Regional Fuels Tax, RB, 5.00%, 05/15/51	9,870	10,719,373
Virginia Commonwealth Transportation Board, RB, 4.00%, 05/15/41	10,000	10,127,420
Virginia Commonwealth University Health System Authority, RB, 5.00%, 07/01/34	2,370	2,528,209

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Virginia Port Authority Commonwealth Port Fund, ARB, Series A, 5.25%, 07/01/48	$35,000	$39,804,800
Virginia Public Building Authority, RB
Series A, 4.00%, 08/01/41	29,800	30,035,003
Series A, 4.00%, 08/01/42	25,000	25,102,075
Series A-2, 4.00%, 08/01/38	25,465	26,108,704
Virginia Small Business Financing Authority, RB, 5.00%, 10/01/40	10,850	11,773,530

		207,607,047

Washington — 0.9%
City of Spokane Washington Water & Wastewater Revenue, RB, 4.00%, 12/01/32	11,405	11,569,118
Energy Northwest, Refunding RB, 5.00%, 07/01/40	1,500	1,651,457
King County School District No. 401 Highline, Refunding GO, 5.00%, 12/01/26	10,000	10,481,080
King County School District No. 410 Snoqualmie Valley, Refunding GO
5.00%, 12/01/33	5,000	5,213,935
5.00%, 12/01/34	5,000	5,215,095
Snohomish County Public Utility District No. 1 Electric System Revenue, RB, 5.00%, 12/01/37	15,470	16,008,402
State of Washington, GO, Series C, 5.00%, 02/01/41	14,060	15,489,733
State of Washington, Refunding GO, Series R-2023B, 5.00%, 07/01/41	16,915	19,037,511

		84,666,331

Wisconsin — 0.6%
Public Finance Authority, ARB
AMT, 4.00%, 07/01/41	2,715	2,127,070
AMT, 4.25%, 07/01/54	4,745	3,383,707
Public Finance Authority, RB(b)
4.00%, 06/15/40	2,020	1,513,471
4.00%, 06/15/50	2,995	1,995,149
4.00%, 06/15/56	2,445	1,559,106
Series A, 6.25%, 10/01/31	1,715	1,234,800
Series A, 5.00%, 06/15/41	1,215	1,067,436
Series A, 5.25%, 03/01/45	8,325	7,266,626
Series A, 7.00%, 11/01/46(f)(g)	6,385	4,150,250
Series A, 7.00%, 10/01/47	1,715	1,234,800
Series A, 5.63%, 06/15/49	12,100	11,075,541
Series A, 5.00%, 06/15/51	1,365	1,125,815
Series A, 4.75%, 06/15/56	7,780	5,682,107
Series A, 5.00%, 06/15/56	1,495	1,212,106
Public Finance Authority, RB, CAB, Series B, 0.00%, 01/01/61(b)(d)	24,510	1,302,878
Public Finance Authority, Refunding RB, 5.00%, 03/01/37(b)	760	677,358

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 11/15/39	$7,000	$6,935,362
Series A, 5.00%, 11/15/36	2,000	2,074,628

		55,618,210

Total Municipal Bonds — 91.7%
(Cost: $9,218,864,653)		9,093,689,251

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 1.2%
California State University, RB, Series A, 5.00%, 11/01/51	40,470	43,581,050
State of California, Refunding GO, 5.00%, 09/01/41	70,000	78,521,380

		122,102,430

District of Columbia — 0.5%
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 5.00%, 07/15/45	50,585	54,582,775

Massachusetts — 0.6%
Commonwealth of Massachusetts, GO, Series C, 5.25%, 10/01/47	50,000	55,886,225

New York — 1.7%
City of New York New York, GO, Sub-Series F-1, 5.00%, 04/01/43	52,780	55,990,713
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/46	66,155	72,525,248
Port Authority of New York & New Jersey, Refunding ARB, 231st Series, AMT, 5.50%, 08/01/47(i)	40,000	44,384,380

		172,900,341

Washington — 0.5%
Port of Seattle Washington, ARB, Series C, AMT, Intermediate Lien, 5.25%, 05/01/42	45,000	46,661,558

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 4.5% (Cost: $462,406,749)		452,133,329

Total Long-Term Investments — 96.2% (Cost: $9,681,271,402)		9,545,822,580

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) June 30, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 6.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.67%(j)(k)	623,096,181	$623,096,181

Total Short-Term Securities — 6.3% (Cost: $622,966,950)		623,096,181

Total Investments — 102.5% (Cost: $10,304,238,352)		10,168,918,761
Liabilities in Excess of Other Assets — (0.4)%		(38,043,802)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.1)%		(209,524,117)

Net Assets — 100.0%		$9,921,350,842

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 1, 2030, is $21,130,556. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$432,921,461	$190,224,940	(a)	$—	$103,306	$(153,526)	$623,096,181	623,096,181	$11,021,678	$—
iShares National Muni Bond ETF(b)	—	100,074,875		(98,662,981)	(1,411,894)	—	—	—	55,376	—

					$(1,308,588)	$(153,526)	$623,096,181		$11,077,054	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	705	09/20/23	$79,180	$1,547,228
U.S. Long Bond	581	09/20/23	73,860	573,057
5-Year U.S. Treasury Note	847	09/29/23	90,748	2,102,877

				$4,223,162

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock National Municipal Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$4,223,162	$—	$4,223,162

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$30,654,014	$—	$30,654,014

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$16,596,427	$—	$16,596,427

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,066,692,289

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$9,093,689,251	$—	$9,093,689,251
Municipal Bonds Transferred to Tender Option Bond Trusts	—	452,133,329	—	452,133,329
Short-Term Securities
Money Market Funds	623,096,181	—	—	623,096,181

	$623,096,181	$9,545,822,580	$—	$10,168,918,761

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$4,223,162	$—	$—	$4,223,162

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $207,519,995 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments June 30, 2023	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 9.6%
Birmingham Airport Authority, Refunding RB, (BAM), 5.00%, 07/01/23	$225	$225,000
Black Belt Energy Gas District, RB 4.00%, 10/01/52(a)	9,710	9,576,216
4.36%, 10/01/52(a)	4,000	3,791,744
Series F, 5.25%, 12/01/26	5,140	5,269,538
Series A-1, 4.00%, 12/01/49(a)	13,045	12,908,067
Series B, 4.00%, 10/01/52(a)	6,950	6,873,912
Series C-1, 5.25%, 02/01/53(a)	3,570	3,736,926
Black Belt Energy Gas District, Refunding RB, Series D2, 4.79%, 07/01/52(a)	2,650	2,549,019
Columbia Industrial Development Board, Refunding RB, 3.95%, 12/01/37(a)	5,600	5,600,000
Industrial Development Board of the City of Mobile Alabama, VRDN, 3.80%, 06/01/34	2,100	2,100,000
Southeast Energy Authority A Cooperative District, RB Series A, 4.00%, 11/01/51(a)	3,035	2,991,666
Series A-1, 5.00%, 12/01/26	1,400	1,426,281
Series A-1, 5.00%, 06/01/27	750	766,253

		57,814,622

Alaska — 0.8%
Northern Tobacco Securitization Corp., Refunding RB
Series A, Class 1, 5.00%, 06/01/24	1,000	1,013,114
Series A, Class 1, 5.00%, 06/01/25	1,000	1,027,092
State of Alaska International Airports System, Refunding RB
Series C, AMT, 5.00%, 10/01/26	1,510	1,568,390
Series C, AMT, 5.00%, 10/01/28	1,000	1,062,786

		4,671,382

Arizona(a) — 2.7%
Arizona Health Facilities Authority, RB, Series B, 4.26%, 01/01/46	5,900	5,813,949
Chandler Industrial Development Authority, RB 2.40%, 12/01/35	485	484,623
AMT, 5.00%, 06/01/49	7,235	7,308,240
Series 2, AMT, 5.00%, 09/01/52	2,925	3,011,837

		16,618,649

California — 1.3%
California Community Choice Financing Authority, RB, 5.33%, 12/01/53(a)	7,000	6,956,411
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/24	600	608,935
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/24	485	488,950

		8,054,296

Colorado — 2.0%
City & County of Denver Colorado Airport System Revenue, ARB, Series A, AMT, 5.50%, 11/15/27	2,480	2,492,150
Colorado Bridge Enterprise, RB, AMT, 4.00%, 06/30/29	3,410	3,426,723
Colorado Health Facilities Authority, RB(a) Series B, 5.00%, 08/01/49	2,200	2,239,158
Series B-2, 5.00%, 08/01/49	2,500	2,584,447
Regional Transportation District, Refunding RB Series A, 5.00%, 01/15/24	350	351,463

Security	Par (000)	Value

Colorado (continued)
Regional Transportation District, Refunding RB (continued)
Series A, 5.00%, 07/15/24	$350	$352,977
Series A, 3.00%, 01/15/26	610	596,669

		12,043,587

Connecticut — 2.0%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-5, AMT, 5.00%, 05/15/28	1,400	1,475,773
Connecticut Housing Finance Authority, Refunding RB, S/F Housing
Series D-1, 5.00%, 11/15/26	555	590,192
Series D-1, 5.00%, 05/15/27	655	701,803
Series D-1, 5.00%, 11/15/27	550	593,001
Series D-1, 5.00%, 05/15/28	675	731,727
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series L-1, 4.00%, 07/01/24	650	650,911
State of Connecticut Special Tax Revenue, RB Series A, 5.00%, 05/01/24	865	877,965
Series B, 5.00%, 10/01/23	225	225,952
State of Connecticut Special Tax Revenue, Refunding RB, Series B, 5.00%, 08/01/23	190	190,234
State of Connecticut, GO(a) Series A, 4.96%, 03/01/24	1,000	1,005,973
Series A, 5.00%, 03/01/25	4,155	4,229,753
University of Connecticut, RB, Series A, 5.00%, 04/15/24	650	659,055

		11,932,339

Delaware — 1.2%
Delaware State Economic Development Authority, Refunding RB, Series B, 1.25%, 10/01/40(a)	8,000	7,551,952

District of Columbia — 0.2%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/27	1,000	1,010,330

Florida — 2.4%
County of Broward Florida Airport System Revenue, ARB, AMT, 5.00%, 10/01/28	1,290	1,353,581
County of Broward Florida Port Facilities Revenue, ARB Series B, 5.00%, 09/01/28	3,290	3,509,236
Series A, AMT, 5.00%, 10/01/28	3,000	3,065,409
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/28	2,350	2,372,901
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-1, 5.00%, 10/01/23	400	401,169
Lee Memorial Health System, Refunding RB, Series A-2, 5.00%, 04/01/33(a)	3,000	3,090,726
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 08/15/23	500	500,659

		14,293,681

Georgia — 1.9%
Main Street Natural Gas, Inc., RB Series A, 5.00%, 06/01/28	750	770,045
Series A, 5.00%, 06/01/29	1,110	1,145,564
Series B, 5.00%, 12/01/52(a)	5,000	5,159,205
Municipal Electric Authority of Georgia, RB Series A, 5.00%, 07/01/24	505	511,066
Series A, 5.00%, 07/01/25	510	523,038

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Municipal Electric Authority of Georgia, RB (continued)
Series A, (AGM), 5.00%, 07/01/28	$600	$645,943
Municipal Electric Authority of Georgia, Refunding RB, Series A-R, Subordinate, 5.00%, 01/01/24	2,500	2,514,467

		11,269,328

Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Housing, Series A-1, 2.95%, 07/01/23	825	825,000

Illinois — 3.6%
Chicago O’Hare International Airport, Refunding RB, Series C, Senior Lien, 5.00%, 01/01/30	1,320	1,385,710
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB 5.00%, 06/01/27	1,250	1,322,757
5.00%, 06/01/28	5,105	5,483,566
City of Chicago Illinois Waterworks Revenue, Refunding RB, Series B, 2nd Lien, 5.00%, 11/01/24	650	660,481
Illinois Finance Authority, Refunding RB 5.00%, 08/15/23	1,000	1,001,814
Series B, 4.71%, 05/01/42(a)	1,000	980,689
Illinois Housing Development Authority, RB, S/F Housing
Series G, (FHLMC, FNMA, GNMA), 5.50%, 04/01/28	300	329,428
Series G, (FHLMC, FNMA, GNMA), 5.50%, 10/01/28	250	276,261
Series G, (FHLMC, FNMA, GNMA), 5.50%, 04/01/29	355	394,455
Series G, (FHLMC, FNMA, GNMA), 5.50%, 10/01/29	375	418,801
Series G, (FHLMC, FNMA, GNMA), 3.50%, 10/01/54(a)	4,300	4,300,082
State of Illinois, GO, Series A, 5.00%, 12/01/23	1,335	1,340,951
State of Illinois, Refunding GO, Series D, 5.00%, 07/01/24	3,750	3,799,084

		21,694,079

Indiana — 2.4%
Indiana Finance Authority, Refunding RB(a) 4.50%, 12/15/46	8,000	8,000,744
Series B, 4.31%, 03/01/39	6,285	6,185,735
Lawrence Township School Building Corp., RB, (NPFGC), 4.00%, 01/15/24	550	551,749

		14,738,228

Iowa — 0.9%
PEFA, Inc., RB, 5.00%, 09/01/49(a)	5,535	5,629,532

Kansas — 4.1%
City of Burlington Kansas, Refunding RB(a) Series A, 3.95%, 09/01/35	18,000	18,000,000
Series B, 3.95%, 09/01/35	6,000	6,000,000
City of Dodge City Kansas, GO, Series 2019-A, (BAM), 4.00%, 09/01/23	1,080	1,080,930

		25,080,930

Kentucky(a) — 2.1%
Kentucky Public Energy Authority, RB Series A-1, 4.00%, 12/01/49	3,000	2,974,404
Series C, 4.00%, 02/01/50	10,000	9,857,560

		12,831,964

Louisiana — 6.7%
Ascension Parish School Board, GO, 4.00%, 03/01/24	570	572,727
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax, Refunding RB, (AGM), 5.00%, 08/01/24	500	507,901

Security	Par (000)	Value

Louisiana (continued)
Greater Ouachita Water Co., Refunding RB, (BAM), 3.00%, 09/01/23	$500	$499,628
Lake Charles Harbor & Terminal District, RB, AMT, 1.00%, 12/01/51(a)	13,515	12,885,904
Livingston Parish School Board Sales & Use Tax Revenue, Refunding RB, Series A, 4.00%, 05/01/24	680	684,248
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/28	855	900,692
Parish of St. James Louisiana, RB, Series A-1, 4.41%, 11/01/40(a)	24,700	24,700,000

		40,751,100

Maryland — 0.6%
Maryland Economic Development Corp., RB, Class A, AMT, 5.00%, 11/12/28	2,565	2,657,714
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 5.00%, 04/15/24	700	706,667

		3,364,381

Massachusetts — 0.8%
Massachusetts Educational Financing Authority, RB AMT, 5.00%, 07/01/26	1,265	1,309,037
AMT, 5.00%, 07/01/27	1,950	2,044,429
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A-2, 0.45%, 12/01/24	1,500	1,435,338

		4,788,804

Michigan — 3.5%
Michigan Finance Authority, RB 4.86%, 12/01/39(a)	6,115	6,101,058
2nd Lien, (NPFGC), 5.00%, 11/01/23	310	311,742
Michigan Finance Authority, Refunding RB 4.76%, 04/15/47(a)	3,150	3,222,762
Series D-1, 0.55%, 10/15/24	1,300	1,252,354
Michigan State Housing Development Authority, RB, M/F Housing Series A, 0.55%, 04/01/25	1,500	1,402,408
Series A-1, 0.65%, 10/01/24	460	442,177
Michigan Strategic Fund, RB AMT, 0.58%, 08/01/27(a)	1,600	1,539,286
AMT, 5.00%, 06/30/29	6,015	6,293,777
Mona Shores Public Schools, GO, Series II, (Q-SBLF), 4.00%, 05/01/24	500	503,111

		21,068,675

Minnesota — 0.5%
Hastings Independent School District No. 200, GO, CAB, Series A, 0.00%, 02/01/26(b)	1,040	961,341
Minnesota Housing Finance Agency, RB, S/F Housing
Series E, AMT, 0.70%, 01/01/25	800	762,053
Series E, AMT, 0.90%, 01/01/26	790	732,540
Series E, AMT, 1.10%, 01/01/27	585	531,312

		2,987,246

Missouri — 0.1%
City of St. Charles Missouri, Refunding COP, Series B, 4.00%, 02/01/24	140	140,628
County of Greene Missouri, COP Series A, 4.00%, 03/01/24	275	276,297
Series A, 4.00%, 03/01/25	400	405,290

		822,215

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) June 30, 2023	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nebraska — 2.0%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	$5,390	$5,599,709
Central Plains Energy Project, Refunding RB, 4.00%, 08/01/23	875	874,807
County of Douglas Nebraska, Refunding RB, 4.54%, 07/01/35(a)	5,885	5,827,368
Douglas County Hospital Authority No. 2, Refunding RB, 5.00%, 11/15/23	110	110,556

		12,412,440

Nevada — 0.0%
Public Finance Authority, Refunding RB, 5.00%, 06/01/24	200	201,846

New Hampshire — 0.8%
New Hampshire Business Finance Authority, Refunding RB, Class A, AMT, 4.39%, 10/01/33(a)	4,800	4,714,262

New Jersey — 12.9%
Borough of Berlin New Jersey, Refunding GO, 4.50%, 09/26/23	4,250	4,254,692
Borough of North Arlington New Jersey, Refunding GO, 4.50%, 08/08/23	4,700	4,701,814
New Jersey Economic Development Authority, RB Series QQQ, 5.00%, 06/15/24	300	304,279
Series UU, 5.00%, 06/15/24	250	253,566
New Jersey Economic Development Authority, Refunding RB Series B, 5.00%, 11/01/23	1,010	1,014,875
Series RRR, 5.00%, 03/01/24	6,850	6,917,363
New Jersey Health Care Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/23	1,015	1,015,000
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series A, AMT, 5.00%, 12/01/24	1,000	1,015,639
New Jersey Transportation Trust Fund Authority, Refunding RB Series A, 5.50%, 12/15/23	3,095	3,123,381
Series A, 5.00%, 06/15/24	5,820	5,903,016
Series AA, 5.00%, 06/15/25	1,875	1,931,016
Series B, (AMBAC), 5.25%, 12/15/23	1,130	1,138,745
Series D, 5.00%, 12/15/23	275	276,883
South Orange & Maplewood School District, GO, 2.00%, 08/15/23	1,075	1,073,581
State of New Jersey, GO, Series A, 5.00%, 06/01/24	8,330	8,476,333
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/24	3,150	3,192,141
Township of Clark New Jersey, Refunding GO, 4.50%, 08/18/23	10,132	10,138,940
Township of Cranford New Jersey, Refunding GO 4.75%, 07/20/23	7,760	7,760,838
5.00%, 06/20/24	4,000	4,047,612
Township of Deptford New Jersey, GO, Series A, 4.00%, 07/11/23	4,466	4,464,724

Security	Par (000)	Value

New Jersey (continued)
Township of Plainsboro New Jersey, Refunding GO, 4.50%, 07/26/23	$4,500	$4,501,283
Township of Plainsboro New Jersey, Refunding GO, 4.00%, 07/26/23	2,500	2,498,843

		78,004,564

New Mexico — 0.4%
Albuquerque Municipal School District No. 12, GO, Series A, (SAW), 5.00%, 08/01/24	250	254,599
New Mexico Educational Assistance Foundation, Refunding RB, Series 1A, AMT, 5.00%, 09/01/27	2,000	2,115,144

		2,369,743

New York — 6.7%
Catskill Central School District, GO, (SAW), 5.00%, 06/28/24	1,570	1,587,515
City of New York New York, Refunding GO, Sub-Series F-1, 5.00%, 08/01/26	2,250	2,379,796
Genesee County Funding Corp., Refunding RB Series A, 5.00%, 12/01/24	400	405,482
Series A, 5.00%, 12/01/25	200	204,872
Monroe County Industrial Development Corp., Refunding RB, 5.00%, 12/01/23	500	501,845
Mount Pleasant Central School District, Refunding GO, (SAW), 5.00%, 06/28/24	4,000	4,049,540
New York City Housing Development Corp., RB, M/F Housing, 3.70%, 05/01/63	5,000	4,996,280
New York City Housing Development Corp., Refunding RB, 1.05%, 05/01/28	1,000	893,325
New York Convention Center Development Corp., RB, Class B, Sub Lien, 5.00%, 11/15/23	1,915	1,920,464
New York Convention Center Development Corp., Refunding RB, 5.00%, 11/15/23	350	351,998
New York State Housing Finance Agency, RB, M/F Housing, Series P, 1.55%, 11/01/23	2,745	2,729,035
New York Transportation Development Corp., ARB, AMT, 5.00%, 12/01/27	2,500	2,612,057
New York Transportation Development Corp., Refunding RB 5.00%, 12/01/23	550	552,902
5.00%, 12/01/24	1,030	1,049,607
Series A, AMT, 5.00%, 12/01/25	1,000	1,021,553
Port Authority of New York & New Jersey, Refunding ARB, 230th Series, 4.00%, 12/01/28	2,000	2,135,890
Port Authority of New York & New Jersey, Refunding RB, Series 227, AMT, 3.00%, 10/01/27	1,230	1,206,690
State of New York Mortgage Agency, RB, S/F Housing, Series 212, AMT, 2.95%, 04/01/25	1,000	987,004
State of New York Mortgage Agency, Refunding RB, S/F Housing Series 235, AMT, 0.65%, 04/01/24	705	688,865
Series 235, AMT, 0.75%, 10/01/24	830	799,395
Series 235, AMT, 0.88%, 04/01/25	1,710	1,625,119

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Town of Oyster Bay New York, Refunding GO, 4.00%, 03/01/24	$390	$392,496
Triborough Bridge & Tunnel Authority, Refunding RB, Series E2A, 4.44%, 04/01/26(a)	7,500	7,500,000

		40,591,730

Ohio — 1.7%
City of Cleveland Ohio, GO, Series A, 3.00%, 12/01/23	350	349,611
County of Allen Ohio Hospital Facilities Revenue, Refunding RB 5.00%, 12/01/23	1,100	1,106,626
Series A, 5.00%, 08/01/23	300	300,311
Ohio Air Quality Development Authority, Refunding RB(a) 4.00%, 09/01/30	1,100	1,089,826
Series A, AMT, 4.25%, 11/01/39	2,200	2,181,256
Ohio Higher Educational Facility Commission, Refunding RB, Series B, 4.24%, 12/01/42(a)	5,335	5,308,389

		10,336,019

Oklahoma — 0.1%
Oklahoma Municipal Power Authority, Refunding RB, Series A, (AGM), 5.00%, 01/01/25	390	400,883

Oregon — 0.1%
City of Hermiston Oregon, GO, 4.00%, 06/01/24	345	347,192

Pennsylvania — 7.4%
Allegheny County Hospital Development Authority, RB, Series D2, 4.59%, 11/15/26(a)	3,850	3,803,931
City of Philadelphia Philadelphia Airport Revenue, Refunding RB Series A, 5.00%, 07/01/24	735	746,184
Series C, AMT, 5.00%, 07/01/28	1,000	1,054,074
Commonwealth Financing Authority, RB, 5.00%, 06/01/24	2,975	3,014,722
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/15/24	1,585	1,604,732
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 5.00%, 08/15/23	1,000	1,001,590
County of Lehigh Philadelphia, Refunding RB, 5.00%, 07/01/23	700	700,000
DuBois Area School District, Refunding GO, Series B, (BAM SAW), 4.00%, 11/01/23	325	325,584
Muhlenberg School District, Refunding GO, (SAW), 4.00%, 05/15/24	200	201,137
Pennsylvania Economic Development Financing Authority, RB Series A-1, 5.00%, 04/15/24	575	581,181
Class A, AMT, 4.41%, 06/01/41(a)	5,000	4,928,815
Pennsylvania Economic Development Financing Authority, Refunding RB 0.40%, 10/01/23	5,000	4,959,180
5.05%, 12/01/37(a)	6,200	6,200,000
Class B, 5.05%, 12/01/38(a)	5,000	5,000,000
Pennsylvania Higher Education Assistance Agency, RB, Series A, AMT, 5.00%, 06/01/28	1,925	2,031,098
Pennsylvania Housing Finance Agency, RB, S/F Housing Series 133, 5.00%, 10/01/23	400	401,553
Series 137, 5.00%, 04/01/27	240	254,830
Series 137, 5.00%, 10/01/27	225	240,407
Series 137, 5.00%, 04/01/28	250	268,536
Series 137, 5.00%, 10/01/28	260	280,555

Security	Par (000)	Value

Pennsylvania (continued)
School District of Philadelphia, GO, Series A, (SAW), 5.00%, 09/01/23	$1,250	$1,252,415
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/24	900	913,873
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, 4.37%, 02/15/24(a)	5,000	4,998,435

		44,762,832

Puerto Rico — 0.8%
Puerto Rico Housing Finance Authority, Refunding RB, 5.00%, 12/01/23	5,000	5,020,850

Rhode Island — 0.5%
Rhode Island Student Loan Authority, RB Series A, AMT, 5.00%, 12/01/27	1,600	1,683,723
Series A, AMT, 5.00%, 12/01/28	1,515	1,610,395

		3,294,118

South Carolina — 3.1%
College of Charleston, Refunding RB, Series A, 5.00%, 04/01/24	1,640	1,659,441
Patriots Energy Group Financing Agency, RB, Series A, 4.00%, 10/01/48(a)	16,885	16,882,788

		18,542,229

South Dakota — 0.1%
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/24	350	354,438

Tennessee — 4.1%
Johnson City Health & Educational Facilities Board, Refunding RB Series A, 5.00%, 07/01/24	1,190	1,204,583
Series A, 5.00%, 07/01/25	1,000	1,025,952
Memphis-Shelby County Airport Authority, ARB, AMT, 5.00%, 07/01/29	1,470	1,555,236
New Memphis Arena Public Building Authority, RB, CAB, Convertible, 0.00%, 04/01/27(c)	1,855	1,701,777
Tennergy Corp., RB Series A, 5.25%, 12/01/26	725	742,001
Series A, 5.50%, 12/01/27	775	807,032
Series A, 5.50%, 12/01/28	1,000	1,048,296
Series A, 4.00%, 12/01/51(a)	10,305	10,179,228
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	6,155	6,355,751

		24,619,856

Texas — 4.0%
City of San Antonio Texas Airport System, Refunding RB, Series A, AMT, Subordinate Lien, 5.00%, 07/01/28	1,000	1,059,040
Clear Creek Independent School District, GO, (PSF), 5.00%, 02/15/25	650	669,795
Goose Creek Consolidated Independent School District, GO, (PSF), 2.00%, 02/15/25	1,285	1,263,995
Harris County Cultural Education Facilities Finance Corp., Refunding RB(a) Class B, 5.00%, 06/01/50	1,500	1,633,649
Class C, 4.86%, 07/01/49	5,250	5,166,173
North Central Texas Housing Finance Corp., RB, M/F Housing, 0.38%, 08/01/40(a)	3,500	3,379,568
State of Texas, GO, AMT, 5.00%, 08/01/28	3,120	3,386,938

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) June 30, 2023	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/27	$7,200	$7,384,090
Waco Educational Finance Corp., RB, 4.00%, 03/01/25	400	405,510

		24,348,758

Utah — 0.2%
City of Salt Lake City Utah, ARB, Series A, AMT, 5.00%, 07/01/28	1,300	1,356,654

Virginia — 0.1%
Fairfax County Industrial Development Authority, Refunding RB, 5.00%, 05/15/24	425	431,266
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/27	425	430,909

		862,175

Washington — 1.9%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 4.24%, 01/01/40(a)	9,700	9,646,398
King County Housing Authority, Refunding RB, 3.00%, 06/01/24	225	224,064
Port of Seattle Washington, Refunding ARB, Series B, 5.00%, 03/01/24	1,375	1,390,359

		11,260,821

Wisconsin — 3.3%
Public Finance Authority, Refunding RB, 5.00%, 01/01/24	300	301,958
State of Wisconsin, GO, Series A, 4.43%, 05/01/25(a)	11,490	11,561,927
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series C-2, 4.19%, 08/15/54(a)	8,000	8,018,528

		19,882,413

Total Long-Term Investments — 99.7% (Cost: $609,435,868)		603,526,143

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.67%(d)(e)	69,048	$69,048

Total Short-Term Securities — 0.0% (Cost: $69,048)		69,048

Total Investments — 99.7% (Cost: $609,504,916)		603,595,191

Other Assets Less Liabilities — 0.3%		1,748,640

Net Assets — 100.0%		$605,343,831

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$—	$67,309	(a)	$—	$1,739	$—	$69,048	69,048	$29,647	$—

(a)	Represents net amount purchased (sold).

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2023	BlackRock Short-Term Municipal Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$603,526,143	$—	$603,526,143
Short-Term Securities
Money Market Funds	69,048	—	—	69,048

	$69,048	$603,526,143	$—	$603,595,191

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Statements of Assets and Liabilities

June 30, 2023

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

ASSETS
Investments, at value — unaffiliated(a)	$1,299,449,660	$1,635,113,384	$9,545,822,580	$603,526,143
Investments, at value — affiliated(b)	32,373,529	79,899,513	623,096,181	69,048
Cash	3,840,688	—	—	—
Cash pledged for futures contracts	7,447,000	—	5,158,000	—
Receivables:
Investments sold	709,811	668,810	52,362,981	60,000
Capital shares sold	787,863	2,860,611	28,457,361	437,417
Dividends — affiliated	100,929	362,713	2,136,318	773
Interest — unaffiliated	13,874,321	21,983,949	103,931,652	4,782,088
Variation margin on futures contracts	—	—	1,910,118	—
Prepaid expenses	40,774	—	374,481	83,727

Total assets	1,358,624,575	1,740,888,980	10,363,249,672	608,959,196

ACCRUED LIABILITIES
Bank overdraft	—	9,333	90,629	1,584
Payables:
Investments purchased	6,340,449	1,304,198	187,988,663	—
Accounting services fees	71,727	88,592	343,646	48,417
Capital shares redeemed	4,736,382	4,744,835	31,497,358	2,527,718
Custodian fees	6,288	9,009	45,685	3,785
Income dividend distributions	797,457	1,498,185	5,265,044	661,932
Interest expense and fees	520,893	—	2,004,122	—
Investment advisory fees	745,465	1,136,907	5,907,694	233,939
Directors’ and Officer’s fees	28,327	19,115	206,446	8,193
Other accrued expenses	64,678	157,649	50,654	20,305
Professional fees	156,321	—	75,691	56,740
Service and distribution fees	158,415	126,377	553,914	51,923
Transfer agent fees	62,855	55,335	349,289	829
Variation margin on futures contracts	964,776	—	—	—

Total accrued liabilities	14,654,033	9,149,535	234,378,835	3,615,365

OTHER LIABILITIES
TOB Trust Certificates	69,967,722	—	207,519,995	—

Total liabilities	84,621,755	9,149,535	441,898,830	3,615,365

Commitments and contingent liabilities NET ASSETS	$1,274,002,820	$1,731,739,445	$9,921,350,842	$605,343,831

NET ASSETS CONSIST OF
Paid-in capital	$1,402,189,806	$1,977,068,020	$10,825,857,373	$632,692,486
Accumulated loss	(128,186,986)	(245,328,575)	(904,506,531)	(27,348,655)

NET ASSETS	$1,274,002,820	$1,731,739,445	$9,921,350,842	$605,343,831

(a) Investments, at cost — unaffiliated	$1,342,051,039	$1,782,705,816	$9,681,271,402	$609,435,868
(b) Investments, at cost — affiliated	$32,373,192	$79,890,304	$622,966,950	$69,048

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

June 30, 2023

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

NET ASSET VALUE

Institutional
Net assets	$617,181,607	$887,272,092	$4,030,550,630	$316,269,764

Shares outstanding	59,457,372	101,744,047	399,946,436	32,392,712

Net asset value	$10.38	$8.72	$10.08	$9.76

Shares authorized	Unlimited	350 Million	800 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Service
Net assets	N/A	N/A	$1,347,922	N/A

Shares outstanding	N/A	N/A	133,839	N/A

Net asset value	N/A	N/A	$10.07	N/A

Shares authorized	N/A	N/A	375 Million	N/A

Par value	N/A	N/A	$0.10	N/A

Investor A
Net assets	$533,681,805	$513,184,088	$2,415,681,682	$227,368,306

Shares outstanding	51,380,473	58,997,645	239,536,073	23,269,972

Net asset value	$10.39	$8.70	$10.08	$9.77

Shares authorized	Unlimited	100 Million	800 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Investor A1
Net assets	$67,802,006	N/A	N/A	$10,266,484

Shares outstanding	6,528,055	N/A	N/A	1,050,521

Net asset value	$10.39	N/A	N/A	$9.77

Shares authorized	Unlimited	N/A	N/A	150 Million

Par value	$0.10	N/A	N/A	$0.10

Investor C
Net assets	$47,957,366	$25,562,118	$64,494,603	$5,410,593

Shares outstanding	4,618,724	2,930,471	6,394,199	572,822

Net asset value	$10.38	$8.72	$10.09	$9.45

Shares authorized	Unlimited	100 Million	375 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Class K
Net assets	$7,380,036	$305,721,147	$3,409,276,005	$46,028,684

Shares outstanding	711,056	35,067,863	338,146,047	4,713,266

Net asset value	$10.38	$8.72	$10.08	$9.77

Shares authorized	Unlimited	2 Billion	1.35 Billion	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Operations

Year Ended June 30, 2023

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

INVESTMENT INCOME
Dividends — affiliated	$892,034	$2,026,040	$11,077,054	$29,647
Interest — unaffiliated	48,892,840	86,330,613	372,257,708	16,861,801

Total investment income	49,784,874	88,356,653	383,334,762	16,891,448

EXPENSES
Investment advisory	6,103,785	8,447,796	39,294,603	2,027,551
Service and distribution — class specific	2,033,319	1,694,780	7,313,915	706,631
Transfer agent — class specific	781,359	960,902	5,445,883	421,177
Professional	472,276	602,336	114,000	71,922
Accounting services	167,807	207,195	770,838	115,496
Registration	84,004	278,378	653,319	231,391
Printing and postage	51,221	16,307	39,035	30,815
Directors and Officer	32,423	42,822	195,396	18,202
Custodian	16,910	43,062	118,618	11,588
Miscellaneous	100,301	134,728	207,727	40,297

Total expenses excluding interest expense	9,843,405	12,428,306	54,153,334	3,675,070
Interest expense(a)	2,801,481	2,067,590	12,515,907	—

Total expenses	12,644,886	14,495,896	66,669,241	3,675,070
Less:
Fees waived and/or reimbursed by the Manager	(1,092,374)	(698,810)	(2,666,304)	(399,813)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(129,035)	(232,574)	(2,084,959)	(148,629)

Total expenses after fees waived and/or reimbursed	11,423,477	13,564,512	61,917,978	3,126,628

Net investment income	38,361,397	74,792,141	321,416,784	13,764,820

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(31,441,209)	(103,393,793)	(552,099,602)	(8,936,002)
Investments — affiliated	(880)	(34,687)	(1,308,588)	1,739
Futures contracts	13,069,338	16,836,110	30,654,014	—
Payment by affiliate	13,472	18,603	37,915	—

	(18,359,279)	(86,573,767)	(522,716,261)	(8,934,263)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	12,612,913	22,114,450	480,909,396	7,156,997
Investments — affiliated	—	(4,482)	(153,526)	—
Futures contracts	5,340,530	(4,513,681)	16,596,427	—

	17,953,443	17,596,287	497,352,297	7,156,997

Net realized and unrealized loss	(405,836)	(68,977,480)	(25,363,964)	(1,777,266)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,955,561	$5,814,661	$296,052,820	$11,987,554

(a)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock New York Municipal Opportunities Fund		BlackRock High Yield Municipal Fund
	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/23	Year Ended 06/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$38,361,397	$36,040,388	$74,792,141	$65,381,740
Net realized gain (loss)	(18,359,279)	29,090,314	(86,573,767)	(1,729,237)
Net change in unrealized appreciation (depreciation)	17,953,443	(199,818,075)	17,596,287	(354,793,843)

Net increase (decrease) in net assets resulting from operations	37,955,561	(134,687,373)	5,814,661	(291,141,340)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(18,871,586)	(17,701,989)	(36,868,182)	(38,913,538)
Investor A	(15,753,405)	(14,918,046)	(21,355,817)	(21,610,759)
Investor A1	(2,092,067)	(2,006,341)	—	—
Investor C	(1,107,024)	(1,154,173)	(879,081)	(1,039,792)
Class K	(165,888)	(140,624)	(14,355,376)	(9,449,244)

Decrease in net assets resulting from distributions to shareholders	(37,989,970)	(35,921,173)	(73,458,456)	(71,013,333)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(100,671,161)	(40,921,219)	(124,474,537)	250,730,888

NET ASSETS
Total decrease in net assets	(100,705,570)	(211,529,765)	(192,118,332)	(111,423,785)
Beginning of year	1,374,708,390	1,586,238,155	1,923,857,777	2,035,281,562

End of year	$1,274,002,820	$1,374,708,390	$1,731,739,445	$1,923,857,777

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Changes in Net Assets (continued)

	BlackRock National Municipal Fund		BlackRock Short-Term Municipal Fund
	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/23	Year Ended 06/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$321,416,784	$273,927,337	$13,764,820	$4,090,849
Net realized loss	(522,716,261)	(229,940,609)	(8,934,263)	(10,654,551)
Net change in unrealized appreciation (depreciation)	497,352,297	(1,474,047,839)	7,156,997	(18,300,286)

Net increase (decrease) in net assets resulting from operations	296,052,820	(1,430,061,111)	11,987,554	(24,863,988)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(129,380,210)	(141,270,191)	(7,459,562)	(2,953,108)
Service	(51,853)	(80,775)	—	—
Investor A	(77,690,641)	(88,850,592)	(4,794,472)	(982,419)
Investor A1	—	—	(222,165)	(61,798)
Investor C	(1,654,404)	(1,683,957)	(65,028)	—
Class K	(113,373,232)	(111,707,937)	(1,287,639)	(228,855)

Decrease in net assets resulting from distributions to shareholders	(322,150,340)	(343,593,452)	(13,828,866)	(4,226,180)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,258,303,426)	(2,214,169,146)	(237,267,630)	47,597,807

NET ASSETS
Total increase (decrease) in net assets	(1,284,400,946)	(3,987,823,709)	(239,108,942)	18,507,639
Beginning of year	11,205,751,788	15,193,575,497	844,452,773	825,945,134

End of year	$9,921,350,842	$11,205,751,788	$605,343,831	$844,452,773

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund

	Institutional

	Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$10.36		$11.59	$10.83	$11.38	$11.31

Net investment income(a)	0.32		0.28	0.28	0.28	0.33
Net realized and unrealized gain (loss)	0.01		(1.23)	0.76	(0.55)	0.22

Net increase (decrease) from investment operations	0.33		(0.95)	1.04	(0.27)	0.55

Distributions(b)
From net investment income	(0.31)		(0.28)	(0.28)	(0.28)	(0.36)
From net realized gain	—		—	—	—	(0.12)

Total distributions	(0.31)		(0.28)	(0.28)	(0.28)	(0.48)

Net asset value, end of year	$10.38		$10.36	$11.59	$10.83	$11.38

Total Return(c)
Based on net asset value	3.27	%(d)	(8.35)%	9.71%	(2.41)%	4.96%

Ratios to Average Net Assets(e)
Total expenses	0.81%		0.62%	0.61%	0.63%	0.71%

Total expenses after fees waived and/or reimbursed	0.71%		0.56%	0.54%	0.58%	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.50%		0.50%	0.50%	0.50%	0.50%

Net investment income	3.06%		2.49%	2.49%	2.52%	2.99%

Supplemental Data
Net assets, end of year (000)	$617,182		$646,500	$706,229	$702,632	$733,534

Borrowings outstanding, end of year (000)	$69,968		$119,892	$104,930	$94,386	$88,529

Portfolio turnover rate	38%		32%	15%	43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor A

	Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20		Year Ended 06/30/19

Net asset value, beginning of year	$10.36		$11.59	$10.84	$11.39		$11.31

Net investment income(a)	0.29		0.25	0.25	0.25		0.31
Net realized and unrealized gain (loss)	0.03		(1.23)	0.75	(0.55)		0.22

Net increase (decrease) from investment operations	0.32		(0.98)	1.00	(0.30)		0.53

Distributions(b)
From net investment income	(0.29)		(0.25)	(0.25)	(0.25)		(0.33)
From net realized gain	—		—	—	—		(0.12)

Total distributions	(0.29)		(0.25)	(0.25)	(0.25)		(0.45)

Net asset value, end of year	$10.39		$10.36	$11.59	$10.84		$11.39

Total Return(c)
Based on net asset value	3.11	%(d)	(8.58)%	9.34%	(2.65)%		4.79%

Ratios to Average Net Assets(e)
Total expenses	1.05%		0.86%	0.85%	0.88	%(f)	0.97%

Total expenses after fees waived and/or reimbursed	0.96%		0.81%	0.79%	0.84%		0.90%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.75%		0.75%	0.75%	0.75%		0.75%

Net investment income	2.81%		2.24%	2.24%	2.27%		2.73%

Supplemental Data
Net assets, end of year (000)	$533,682		$585,695	$697,842	$756,236		$609,557

Borrowings outstanding, end of year (000)	$69,968		$119,892	$104,930	$94,386		$88,529

Portfolio turnover rate	38%		32%	15%	43%		43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor A1

	Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20		Year Ended 06/30/19

Net asset value, beginning of year	$10.36		$11.59	$10.84	$11.38		$11.31

Net investment income(a)	0.31		0.27	0.27	0.27		0.32
Net realized and unrealized gain (loss)	0.02		(1.23)	0.75	(0.54)		0.21

Net increase (decrease) from investment operations	0.33		(0.96)	1.02	(0.27)		0.53

Distributions(b)
From net investment income	(0.30)		(0.27)	(0.27)	(0.27)		(0.34)
From net realized gain	—		—	—	—		(0.12)

Total distributions	(0.30)		(0.27)	(0.27)	(0.27)		(0.46)

Net asset value, end of year	$10.39		$10.36	$11.59	$10.84		$11.38

Total Return(c)
Based on net asset value	3.27	%(d)	(8.44)%	9.50%	(2.42)%		4.85%

Ratios to Average Net Assets(e)
Total expenses	0.90%		0.71%	0.70%	0.73	%(f)	0.81%

Total expenses after fees waived and/or reimbursed	0.81%		0.66%	0.64%	0.69%		0.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.60%		0.60%	0.60%	0.60%		0.60%

Net investment income	2.96%		2.39%	2.39%	2.42%		2.89%

Supplemental Data
Net assets, end of year (000)	$67,802		$74,808	$89,501	$91,458		$103,286

Borrowings outstanding, end of year (000)	$69,968		$119,892	$104,930	$94,386		$88,529

Portfolio turnover rate	38%		32%	15%	43%		43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor C

	Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$10.36		$11.59	$10.83	$11.38	$11.31

Net investment income(a)	0.21		0.17	0.17	0.17	0.22
Net realized and unrealized gain (loss)	0.02		(1.23)	0.76	(0.55)	0.21

Net increase (decrease) from investment operations	0.23		(1.06)	0.93	(0.38)	0.43

Distributions(b)
From net investment income	(0.21)		(0.17)	(0.17)	(0.17)	(0.24)
From net realized gain	—		—	—	—	(0.12)

Total distributions	(0.21)		(0.17)	(0.17)	(0.17)	(0.36)

Net asset value, end of year	$10.38		$10.36	$11.59	$10.83	$11.38

Total Return(c)
Based on net asset value	2.24	%(d)	(9.27)%	8.62%	(3.38)%	3.92%

Ratios to Average Net Assets(e)
Total expenses	1.81%		1.62%	1.62%	1.64%	1.72%

Total expenses after fees waived and/or reimbursed	1.71%		1.56%	1.54%	1.59%	1.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	1.50%		1.50%	1.50%	1.50%	1.50%

Net investment income	2.06%		1.48%	1.49%	1.52%	1.99%

Supplemental Data
Net assets, end of year (000)	$47,957		$62,566	$87,465	$111,588	$119,391

Borrowings outstanding, end of year (000)	$69,968		$119,892	$104,930	$94,386	$88,529

Portfolio turnover rate	38%		32%	15%	43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Class K

	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$10.36	$11.58	$10.83	$11.38	$11.31

Net investment income(a)	0.32	0.29	0.28	0.29	0.34
Net realized and unrealized gain (loss)	0.02	(1.23)	0.75	(0.55)	0.21

Net increase (decrease) from investment operations	0.34	(0.94)	1.03	(0.26)	0.55

Distributions(b)
From net investment income	(0.32)	(0.28)	(0.28)	(0.29)	(0.36)
From net realized gain	—	—	—	—	(0.12)

Total distributions	(0.32)	(0.28)	(0.28)	(0.29)	(0.48)

Net asset value, end of year	$10.38	$10.36	$11.58	$10.83	$11.38

Total Return(c)
Based on net asset value	3.33%	(8.23)%	9.67%	(2.36)%	5.01%

Ratios to Average Net Assets(d)
Total expenses	0.76%	0.57%	0.57%	0.59%	0.67%

Total expenses after fees waived and/or reimbursed	0.66%	0.51%	0.49%	0.54%	0.60%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income	3.12%	2.55%	2.53%	2.54%	3.05%

Supplemental Data
Net assets, end of year (000)	$7,380	$5,139	$5,202	$4,097	$4,050

Borrowings outstanding, end of year (000)	$69,968	$119,892	$104,930	$94,386	$88,529

Portfolio turnover rate	38%	32%	15%	43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund

	Institutional

	Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$9.00		$10.69	$9.54	$9.89	$9.59

Net investment income(a)	0.36		0.32	0.35	0.36	0.39
Net realized and unrealized gain (loss)	(0.28)		(1.66)	1.15	(0.35)	0.30

Net increase (decrease) from investment operations	0.08		(1.34)	1.50	0.01	0.69

Distributions(b)
From net investment income	(0.36)		(0.32)	(0.35)	(0.36)	(0.39)
From net realized gain	—		(0.03)	—	—	—

Total distributions	(0.36)		(0.35)	(0.35)	(0.36)	(0.39)

Net asset value, end of year	$8.72		$9.00	$10.69	$9.54	$9.89

Total Return(c)
Based on net asset value	0.90	%(d)	(12.84)%	16.00%	0.10%	7.36%

Ratios to Average Net Assets(e)
Total expenses	0.71%		0.61%	0.61%	0.66%	0.71%

Total expenses after fees waived and/or reimbursed	0.65%		0.59%	0.58%	0.64%	0.68%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.54%		0.54%	0.54%	0.53%	0.52%

Net investment income	4.12%		3.17%	3.44%	3.71%	4.03%

Supplemental Data
Net assets, end of year (000)	$887,272		$884,648	$1,190,526	$757,746	$780,811

Borrowings outstanding, end of year (000)	$—		$99,141	$114,824	$102,624	$75,301

Portfolio turnover rate	36%		34%	23%	31%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Investor A

	Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$8.98		$10.67	$9.52	$9.87	$9.56

Net investment income(a)	0.34		0.30	0.32	0.34	0.36
Net realized and unrealized gain (loss)	(0.29)		(1.66)	1.15	(0.35)	0.31

Net increase (decrease) from investment operations	0.05		(1.36)	1.47	(0.01)	0.67

Distributions(b)
From net investment income	(0.33)		(0.30)	(0.32)	(0.34)	(0.36)
From net realized gain	—		(0.03)	—	—	—

Total distributions	(0.33)		(0.33)	(0.32)	(0.34)	(0.36)

Net asset value, end of year	$8.70		$8.98	$10.67	$9.52	$9.87

Total Return(c)
Based on net asset value	0.64	%(d)	(13.09)%	15.73%	(0.16)%	7.21%

Ratios to Average Net Assets(e)
Total expenses	0.94%		0.84%	0.85%	0.92%	0.98%

Total expenses after fees waived and/or reimbursed	0.90%		0.83%	0.83%	0.89%	0.95%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.79%		0.78%	0.78%	0.78%	0.79%

Net investment income	3.88%		2.96%	3.20%	3.46%	3.76%

Supplemental Data
Net assets, end of year (000)	$513,184		$616,248	$634,326	$422,270	$345,255

Borrowings outstanding, end of year (000)	$—		$99,141	$114,824	$102,624	$75,301

Portfolio turnover rate	36%		34%	23%	31%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Investor C

	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$9.01	$10.70	$9.55	$9.89	$9.59

Net investment income(a)	0.28	0.22	0.25	0.26	0.29
Net realized and unrealized gain (loss)	(0.30)	(1.66)	1.15	(0.34)	0.30

Net increase (decrease) from investment operations	(0.02)	(1.44)	1.40	(0.08)	0.59

Distributions(b)
From net investment income	(0.27)	(0.22)	(0.25)	(0.26)	(0.29)
From net realized gain	—	(0.03)	—	—	—

Total distributions	(0.27)	(0.25)	(0.25)	(0.26)	(0.29)

Net asset value, end of year	$8.72	$9.01	$10.70	$9.55	$9.89

Total Return(c)
Based on net asset value	(0.22)%	(13.70)%	14.83%	(0.80)%	6.28%

Ratios to Average Net Assets(d)
Total expenses	1.73%	1.62%	1.63%	1.69%	1.74%

Total expenses after fees waived and/or reimbursed	1.65%	1.59%	1.59%	1.65%	1.70%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	1.54%	1.54%	1.54%	1.54%	1.54%

Net investment income	3.12%	2.18%	2.49%	2.70%	3.02%

Supplemental Data
Net assets, end of year (000)	$25,562	$33,626	$44,050	$58,114	$64,484

Borrowings outstanding, end of year (000)	$—	$99,141	$114,824	$102,624	$75,301

Portfolio turnover rate	36%	34%	23%	31%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Class K

	Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$9.00		$10.69	$9.54	$9.89	$9.59

Net investment income(a)	0.37		0.33	0.35	0.36	0.39
Net realized and unrealized gain (loss)	(0.29)		(1.66)	1.15	(0.34)	0.30

Net increase (decrease) from investment operations	0.08		(1.33)	1.50	0.02	0.69

Distributions(b)
From net investment income	(0.36)		(0.33)	(0.35)	(0.37)	(0.39)
From net realized gain	—		(0.03)	—	—	—

Total distributions	(0.36)		(0.36)	(0.35)	(0.37)	(0.39)

Net asset value, end of year	$8.72		$9.00	$10.69	$9.54	$9.89

Total Return(c)
Based on net asset value	0.95	%(d)	(12.80)%	16.05%	0.14%	7.40%

Ratios to Average Net Assets(e)
Total expenses	0.65%		0.55%	0.57%	0.64%	0.69%

Total expenses after fees waived and/or reimbursed	0.60%		0.54%	0.54%	0.60%	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.49%		0.49%	0.49%	0.49%	0.49%

Net investment income	4.15%		3.33%	3.47%	3.77%	4.04%

Supplemental Data
Net assets, end of year (000)	$305,721		$389,335	$166,379	$83,809	$49,062

Borrowings outstanding, end of year (000)	$—		$99,141	$114,824	$102,624	$75,301

Portfolio turnover rate	36%		34%	23%	31%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund

	Institutional

	Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$10.08		$11.47	$11.07	$11.06	$10.79

Net investment income(a)	0.32		0.22	0.21	0.26	0.33
Net realized and unrealized gain (loss)	—		(1.34)	0.40	0.02	0.27

Net increase (decrease) from investment operations	0.32		(1.12)	0.61	0.28	0.60

Distributions(b)
From net investment income	(0.32)		(0.22)	(0.21)	(0.26)	(0.33)
From net realized gain	(0.00	)(c)	(0.05)	—	(0.01)	—

Total distributions	(0.32)		(0.27)	(0.21)	(0.27)	(0.33)

Net asset value, end of year	$10.08		$10.08	$11.47	$11.07	$11.06

Total Return(d)
Based on net asset value	3.27	%(e)	(9.89)%	5.59%	2.62%	5.68%

Ratios to Average Net Assets(f)
Total expenses	0.61%		0.49%	0.49%	0.53%	0.53%

Total expenses after fees waived and/or reimbursed	0.55%		0.44%	0.44%	0.47%	0.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.43%		0.43%	0.43%	0.43%	0.43%

Net investment income	3.21%		2.00%	1.89%	2.39%	3.04%

Supplemental Data
Net assets, end of year (000)	$4,030,551		$4,410,891	$5,801,296	$4,650,471	$4,063,258

Borrowings outstanding, end of year (000)	$207,520		$343,430	$126,900	$126,900	$324,360

Portfolio turnover rate	63%		74%	42%	75%	77%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Service

	Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$10.07		$11.46	$11.07	$11.06	$10.78

Net investment income(a)	0.30		0.20	0.19	0.25	0.31
Net realized and unrealized gain (loss)	—		(1.34)	0.39	0.01	0.27

Net increase (decrease) from investment operations	0.30		(1.14)	0.58	0.26	0.58

Distributions(b)
From net investment income	(0.30)		(0.20)	(0.19)	(0.24)	(0.30)
From net realized gain	(0.00	)(c)	(0.05)	—	(0.01)	—

Total distributions	(0.30)		(0.25)	(0.19)	(0.25)	(0.30)

Net asset value, end of year	$10.07		$10.07	$11.46	$11.07	$11.06

Total Return(d)
Based on net asset value	3.01%		(10.11)%	5.24%	2.37%	5.51%

Ratios to Average Net Assets(e)
Total expenses	0.84%		0.70%	0.71%	0.74%	0.76%

Total expenses after fees waived and/or reimbursed	0.80%		0.68%	0.68%	0.71%	0.73%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.68%		0.67%	0.67%	0.67%	0.68%

Net investment income	2.94%		1.77%	1.65%	2.25%	2.90%

Supplemental Data
Net assets, end of year (000)	$1,348		$2,889	$3,564	$3,494	$3,318

Borrowings outstanding, end of year (000)	$207,520		$343,430	$126,900	$126,900	$324,360

Portfolio turnover rate	63%		74%	42%	75%	77%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor A

	Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$10.08		$11.47	$11.08	$11.07	$10.80

Net investment income(a)	0.30		0.19	0.19	0.24	0.30
Net realized and unrealized gain (loss)	—		(1.34)	0.39	0.02	0.27

Net increase (decrease) from investment operations	0.30		(1.15)	0.58	0.26	0.57

Distributions(b)
From net investment income	(0.30)		(0.19)	(0.19)	(0.24)	(0.30)
From net realized gain	(0.00	)(c)	(0.05)	—	(0.01)	—

Total distributions	(0.30)		(0.24)	(0.19)	(0.25)	(0.30)

Net asset value, end of year	$10.08		$10.08	$11.47	$11.08	$11.07

Total Return(d)
Based on net asset value	3.01%		(10.11)%	5.23%	2.36%	5.41%

Ratios to Average Net Assets(e)
Total expenses	0.85%		0.75%	0.75%	0.80%	0.82%

Total expenses after fees waived and/or reimbursed	0.80%		0.69%	0.69%	0.72%	0.73%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.68%		0.68%	0.68%	0.68%	0.68%

Net investment income	2.96%		1.74%	1.64%	2.13%	2.79%

Supplemental Data
Net assets, end of year (000)	$2,415,682		$2,976,747	$4,427,191	$3,978,736	$3,227,894

Borrowings outstanding, end of year (000)	$207,520		$343,430	$126,900	$126,900	$324,360

Portfolio turnover rate	63%		74%	42%	75%	77%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor C

	Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$10.09		$11.48	$11.08	$11.07	$10.80

Net investment income(a)	0.22		0.11	0.10	0.15	0.22
Net realized and unrealized gain (loss)	—		(1.34)	0.40	0.02	0.27

Net increase (decrease) from investment operations	0.22		(1.23)	0.50	0.17	0.49

Distributions(b)
From net investment income	(0.22)		(0.11)	(0.10)	(0.15)	(0.22)
From net realized gain	(0.00	)(c)	(0.05)	—	(0.01)	—

Total distributions	(0.22)		(0.16)	(0.10)	(0.16)	(0.22)

Net asset value, end of year	$10.09		$10.09	$11.48	$11.08	$11.07

Total Return(d)
Based on net asset value	2.24%		(10.77)%	4.53%	1.60%	4.63%

Ratios to Average Net Assets(e)
Total expenses	1.61%		1.48%	1.48%	1.51%	1.51%

Total expenses after fees waived and/or reimbursed	1.55%		1.44%	1.44%	1.47%	1.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	1.43%		1.43%	1.43%	1.43%	1.43%

Net investment income	2.21%		0.99%	0.90%	1.39%	2.06%

Supplemental Data
Net assets, end of year (000)	$64,495		$87,530	$129,601	$232,884	$270,445

Borrowings outstanding, end of year (000)	$207,520		$343,430	$126,900	$126,900	$324,360

Portfolio turnover rate	63%		74%	42%	75%	77%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Class K

	Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$10.08		$11.47	$11.08	$11.07	$10.79

Net investment income(a)	0.33		0.23	0.22	0.27	0.33
Net realized and unrealized gain (loss)	—		(1.34)	0.39	0.02	0.28

Net increase (decrease) from investment operations	0.33		(1.11)	0.61	0.29	0.61

Distributions(b)
From net investment income	(0.33)		(0.23)	(0.22)	(0.27)	(0.33)
From net realized gain	(0.00	)(c)	(0.05)	—	(0.01)	—

Total distributions	(0.33)		(0.28)	(0.22)	(0.28)	(0.33)

Net asset value, end of year	$10.08		$10.08	$11.47	$11.08	$11.07

Total Return(d)
Based on net asset value	3.32	%(e)	(9.84)%	5.54%	2.67%	5.82%

Ratios to Average Net Assets(f)
Total expenses	0.53%		0.41%	0.42%	0.46%	0.46%

Total expenses after fees waived and/or reimbursed	0.50%		0.39%	0.39%	0.42%	0.43%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.38%		0.38%	0.38%	0.38%	0.38%

Net investment income	3.26%		2.06%	1.94%	2.43%	3.09%

Supplemental Data
Net assets, end of year (000)	$3,409,276		$3,727,694	$4,831,923	$4,524,990	$3,736,686

Borrowings outstanding, end of year (000)	$207,520		$343,430	$126,900	$126,900	$324,360

Portfolio turnover rate	63%		74%	42%	75%	77%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund

	Institutional

	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$9.80	$10.17	$10.15	$10.15	$10.08

Net investment income(a)	0.20	0.06	0.07	0.15	0.16
Net realized and unrealized gain (loss)	(0.03)	(0.37)	0.02	—	0.07

Net increase (decrease) from investment operations	0.17	(0.31)	0.09	0.15	0.23

Distributions from net investment income(b)	(0.21)	(0.06)	(0.07)	(0.15)	(0.16)

Net asset value, end of year	$9.76	$9.80	$10.17	$10.15	$10.15

Total Return(c)
Based on net asset value	1.72%	(3.06)%	0.90%	1.47%	2.32%

Ratios to Average Net Assets(d)
Total expenses	0.46%	0.44%	0.44%	0.46%	0.46%

Total expenses after fees waived and/or reimbursed	0.36%	0.36%	0.36%	0.36%	0.36%

Net investment income	2.09%	0.59%	0.70%	1.46%	1.61%

Supplemental Data
Net assets, end of year (000)	$316,270	$499,800	$502,164	$418,338	$350,720

Portfolio turnover rate	101%	106%	41%	94%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor A

	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$9.81	$10.18	$10.16	$10.15	$10.08

Net investment income(a)	0.18	0.03	0.05	0.12	0.14
Net realized and unrealized gain (loss)	(0.04)	(0.36)	0.02	0.01	0.07

Net increase (decrease) from investment operations	0.14	(0.33)	0.07	0.13	0.21

Distributions from net investment income(b)	(0.18)	(0.04)	(0.05)	(0.12)	(0.14)

Net asset value, end of year	$9.77	$9.81	$10.18	$10.16	$10.15

Total Return(c)
Based on net asset value	1.48%	(3.28)%	0.66%	1.32%	2.08%

Ratios to Average Net Assets(d)
Total expenses	0.65%	0.63%	0.64%	0.65%	0.67%

Total expenses after fees waived and/or reimbursed	0.59%	0.59%	0.59%	0.60%	0.60%

Net investment income	1.86%	0.34%	0.45%	1.19%	1.39%

Supplemental Data
Net assets, end of year (000)	$227,368	$256,950	$287,551	$199,842	$109,462

Portfolio turnover rate	101%	106%	41%	94%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor A1

	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$9.81	$10.18	$10.16	$10.16	$10.08

Net investment income(a)	0.19	0.04	0.06	0.13	0.15
Net realized and unrealized gain (loss)	(0.03)	(0.36)	0.02	0.01	0.08

Net increase (decrease) from investment operations	0.16	(0.32)	0.08	0.14	0.23

Distributions from net investment income(b)	(0.20)	(0.05)	(0.06)	(0.14)	(0.15)

Net asset value, end of year	$9.77	$9.81	$10.18	$10.16	$10.16

Total Return(c)
Based on net asset value	1.61%	(3.15)%	0.80%	1.37%	2.32%

Ratios to Average Net Assets(d)
Total expenses	0.53%	0.51%	0.51%	0.51%	0.53%

Total expenses after fees waived and/or reimbursed	0.46%	0.46%	0.46%	0.46%	0.46%

Net investment income	1.95%	0.44%	0.57%	1.33%	1.47%

Supplemental Data
Net assets, end of year (000)	$10,266	$11,876	$12,930	$14,172	$15,570

Portfolio turnover rate	101%	106%	41%	94%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor C

	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$9.48	$9.88	$9.89	$9.89	$9.82

Net investment income (loss)(a)	0.08	(0.07)	(0.05)	0.03	0.05
Net realized and unrealized gain (loss)	(0.01)	(0.33)	0.04	0.02	0.08

Net increase (decrease) from investment operations	0.07	(0.40)	(0.01)	0.05	0.13

Distributions from net investment income(b)	(0.10)	—	—	(0.05)	(0.06)

Net asset value, end of year	$9.45	$9.48	$9.88	$9.89	$9.89

Total Return(c)
Based on net asset value	0.80%	(4.05)%	(0.10)%	0.46%	1.33%

Ratios to Average Net Assets(d)
Total expenses	1.44%	1.42%	1.43%	1.43%	1.45%

Total expenses after fees waived and/or reimbursed	1.36%	1.36%	1.36%	1.36%	1.36%

Net investment income (loss)	0.88%	(0.76)%	(0.53)%	0.34%	0.52%

Supplemental Data
Net assets, end of year (000)	$5,411	$4,576	$5,123	$10,373	$15,434

Portfolio turnover rate	101%	106%	41%	94%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Class K

	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of year	$9.80	$10.17	$10.15	$10.15	$10.08

Net investment income(a)	0.20	0.06	0.06	0.12	0.14
Net realized and unrealized gain (loss)	(0.02)	(0.37)	0.04	0.03	0.10

Net increase (decrease) from investment operations	0.18	(0.31)	0.10	0.15	0.24

Distributions from net investment income(b)	(0.21)	(0.06)	(0.08)	(0.15)	(0.17)

Net asset value, end of year	$9.77	$9.80	$10.17	$10.15	$10.15

Total Return(c)
Based on net asset value	1.87%	(3.01)%	0.95%	1.52%	2.37%

Ratios to Average Net Assets(d)
Total expenses	0.37%	0.35%	0.36%	0.37%	0.38%

Total expenses after fees waived and/or reimbursed	0.31%	0.31%	0.31%	0.31%	0.31%

Net investment income	2.04%	0.64%	0.57%	1.23%	1.43%

Supplemental Data
Net assets, end of year (000)	$46,029	$71,250	$18,177	$7,148	$7,450

Portfolio turnover rate	101%	106%	41%	94%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Multi-State Municipal Series Trust (the “Trust”) and BlackRock Municipal Bond Fund, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
	BlackRock National Municipal Fund	National Municipal	Diversified
	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1 and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00% for all Funds other than New York Municipal Opportunities, which is subject to a maximum sales charge of 4.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of BlackRock Multi-State Municipal Series Trust and Board of Directors of BlackRock Municipal Bond Fund, Inc. are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

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Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting

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Notes to Financial Statements  (continued)

purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
New York Municipal	$2,309,999	$386,573	$104,909	$2,801,481
High Yield Municipal	1,663,192	315,361	89,037	2,067,590
National Municipal	9,606,647	1,388,461	1,520,799	12,515,907

For the year ended June 30, 2023, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
New York Municipal	$151,683,218	$69,967,722	4.04% — 4.13%	$96,439,901	2.90%
High Yield Municipal	—	—	—	74,846,729	2.76
National Municipal	452,133,329	207,519,995	4.04 — 4.08	395,217,405	3.17

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at June 30, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at June 30, 2023.

For the year ended June 30, 2023, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
New York Municipal	$—	—%	$241,108	1.69%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation and the Trust, on behalf of the applicable Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	New York Municipal	High Yield Municipal
First $1 billion	0.47%	0.47%
$1 billion — $3 billion	0.44	0.44
$3 billion — $5 billion	0.42	0.42
$5 billion — $10 billion	0.41	0.41
Greater than $10 billion	0.40	0.40

	Investment Advisory Fees
Aggregate of Average Daily Net Assets of the Two Combined Funds(a)	National Municipal	Short-Term Municipal
First $250 Million	0.410%	0.360%
$250 Million — $400 Million	0.385	0.340
$400 Million — $550 Million	0.385	0.320
Greater than $550 Million	0.385	0.290

(a)

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of National Municipal and Short-Term Municipal (the “two combined Funds”) that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

Service and Distribution Fees: The Corporation and the Trust, on behalf of the applicable Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	New York Municipal		High Yield Municipal		National Municipal		Short-Term Municipal
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Service	N/A	N/A	N/A	N/A	0.25%	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25%	N/A	0.25	N/A	0.25%	N/A
Investor A1	0.10	N/A	N/A	N/A	N/A	N/A	0.10	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended June 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor A1	Investor C	Total
New York Municipal	$—	$1,414,964	$71,318	$547,037	$2,033,319
High Yield Municipal	—	1,405,338	—	289,442	1,694,780
National Municipal	4,400	6,559,607	—	749,908	7,313,915
Short-Term Municipal	—	639,383	11,112	56,136	706,631

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

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Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended June 30, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$2,004	$—	$3,379	$2,521	$520	$45	$8,469
High Yield Municipal	3,283	—	6,182	—	1,692	1,213	12,370
National Municipal	54,052	197	23,148	—	1,098	18,343	96,838
Short-Term Municipal	2,248	—	1,761	56	107	211	4,383

For the year ended June 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$425,352	$—	$284,521	$37,038	$33,963	$485	$781,359
High Yield Municipal	628,427	—	258,717	—	25,327	48,431	960,902
National Municipal	3,302,385	1,113	1,975,060	—	58,529	108,796	5,445,883
Short-Term Municipal	323,630	—	84,985	6,659	4,166	1,737	421,177

Other Fees: For the year ended June 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
New York Municipal	$3,708
High Yield Municipal	5,908
National Municipal	12,365
Short-Term Municipal	1,386

For the year ended June 30, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
New York Municipal	$44,773	$5,365
High Yield Municipal	178,104	3,224
National Municipal	148,092	5,546
Short-Term Municipal	17,609	251

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended June 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
New York Municipal	$17,692
High Yield Municipal	83,577
National Municipal	423,346
Short-Term Municipal	1,683

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. With respect to National Municipal, for the year ended June 30, 2023, the Manager waived $21,268 in investment advisory fees pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K
New York Municipal	0.50%	—	0.75%	0.60%	1.50%	0.45%
High Yield Municipal	0.54	—	0.79	—	1.54	0.49
National Municipal	0.43	0.68%	0.68	—	1.43	0.38
Short-Term Municipal	0.36	—	0.61	0.46	1.36	0.31

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue this contractual expense limitation through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended June 30, 2023, the Manager waived and/or reimbursed the following amounts, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager
New York Municipal	$1,074,682
High Yield Municipal	615,233
National Municipal	2,221,690
Short-Term Municipal	398,130

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statements of Operations. For the year ended June 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$114,514	$—	$6,026	$1,399	$6,612	$484	$129,035
High Yield Municipal	173,289	—	—	—	10,855	48,430	232,574
National Municipal	1,291,685	307	663,139	—	21,033	108,795	2,084,959
Short-Term Municipal	144,431	—	—	1,103	1,359	1,736	148,629

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. New York Municipal, National Municipal and Short-Term Municipal are currently permitted to borrow under the Interfund Lending Program. High Yield Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended June 30, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s and the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: During the year ended June 30, 2023, New York Municipal, High Yield Municipal and National Municipal received reimbursements of $13,472, $18,603 and $37,915, respectively, from an affiliate, which is included in payments by affiliate in the Statements of Operations, related to operating errors.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended June 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
High Yield Municipal	$—	$18,023,079	$—
Short-Term Municipal	14,021,108	53,043,938	—

7.	PURCHASES AND SALES

For the year ended June 30, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
New York Municipal	$508,081,930	$620,782,601
High Yield Municipal	640,434,184	869,735,011
National Municipal	6,312,009,672	7,741,937,093
Short-Term Municipal	675,471,774	934,894,060

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 06/30/23	Year Ended 06/30/22

New York Municipal
Tax-exempt income	$36,173,402	$33,069,120
Ordinary income	1,816,568	2,852,053

	$37,989,970	$35,921,173

High Yield Municipal
Tax-exempt income	$72,388,731	$63,303,139
Ordinary income	1,069,725	1,601,216
Long-term capital gains	—	6,108,978

	$73,458,456	$71,013,333

National Municipal
Tax-exempt income	$320,985,801	$272,860,977
Ordinary income	1,164,539	37,373,105
Long-term capital gains	—	33,359,370

	$322,150,340	$343,593,452

Short-Term Municipal
Tax-exempt income	$13,828,695	$4,225,911
Ordinary income	171	269

	$13,828,866	$4,226,180

As of June 30, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

New York Municipal	$807,799	$45,000	$(86,418,874)	$(42,620,911)	$(128,186,986)
High Yield Municipal	658,843	363,287	(97,110,272)	(149,240,433)	(245,328,575)
National Municipal	8,526,598	676,864	(778,634,910)	(135,075,083)	(904,506,531)
Short-Term Municipal	370,190	—	(21,683,743)	(6,035,102)	(27,348,655)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in TOB Trusts and the deferral of compensation to trustees.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

New York Municipal	$1,304,462,058	$17,884,783	$(60,491,574)	$(42,606,791)
High Yield Municipal	1,864,253,330	25,491,017	(174,731,450)	(149,240,433)
National Municipal	10,096,325,537	99,062,305	(233,989,076)	(134,926,771)
Short-Term Municipal	609,630,293	888,019	(6,923,121)	(6,035,102)

9.	BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 06/30/23		Year Ended 06/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

New York Municipal
Institutional
Shares sold	32,406,128	$335,027,734	24,793,750	$272,022,998
Shares issued in reinvestment of distributions	1,603,853	16,570,892	1,414,454	15,755,151
Shares redeemed	(36,964,555)	(380,414,331)	(24,751,515)	(267,905,381)

	(2,954,574)	$(28,815,705)	1,456,689	$19,872,768

Investor A
Shares sold and automatic conversion of shares	10,346,524	$107,423,413	11,107,152	$124,091,622
Shares issued in reinvestment of distributions	1,406,363	14,539,454	1,228,345	13,693,809
Shares redeemed	(16,879,571)	(174,209,177)	(16,023,047)	(177,022,543)

	(5,126,684)	$(52,246,310)	(3,687,550)	$(39,237,112)

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

	Year Ended 06/30/23		Year Ended 06/30/22
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

New York Municipal (continued)
Investor A1
Shares sold	—	$—	1,835	$18,839
Shares issued in reinvestment of distributions	141,242	1,459,876	127,602	1,422,600
Shares redeemed	(830,894)	(8,579,031)	(632,222)	(7,013,385)

	(689,652)	$(7,119,155)	(502,785)	$(5,571,946)

Investor C
Shares sold	420,509	$4,336,131	518,240	$5,847,904
Shares issued in reinvestment of distributions	103,781	1,072,286	100,037	1,114,184
Shares redeemed and automatic conversion of shares	(1,944,163)	(20,149,277)	(2,127,103)	(23,545,602)

	(1,419,873)	$(14,740,860)	(1,508,826)	$(16,583,514)

Class K
Shares sold	468,916	$4,870,303	187,191	$2,083,416
Shares issued in reinvestment of distributions	15,497	160,163	12,319	136,906
Shares redeemed	(269,561)	(2,779,597)	(152,309)	(1,621,737)

	214,852	$2,250,869	47,201	$598,585

	(9,975,931)	$(100,671,161)	(4,195,271)	$(40,921,219)

	Year Ended 06/30/23		Year Ended 06/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

High Yield Municipal
Institutional
Shares sold	111,362,980	$984,955,258	97,345,172	$979,247,646
Shares issued in reinvestment of distributions	3,144,469	27,603,202	2,747,685	27,931,248
Shares redeemed	(111,018,776)	(975,425,098)	(113,190,234)	(1,128,858,865)

	3,488,673	$37,133,362	(13,097,377)	$(121,679,971)

Investor A
Shares sold and automatic conversion of shares	21,894,654	$194,013,727	33,512,488	$340,245,628
Shares issued in reinvestment of distributions	2,224,395	19,470,725	1,968,862	19,907,473
Shares redeemed	(33,735,457)	(296,812,715)	(26,339,169)	(261,451,066)

	(9,616,408)	$(83,328,263)	9,142,181	$98,702,035

Investor C
Shares sold	514,995	$4,534,226	925,428	$9,539,531
Shares issued in reinvestment of distributions	98,158	861,513	98,684	1,003,443
Shares redeemed and automatic conversion of shares	(1,416,304)	(12,526,652)	(1,408,978)	(13,967,961)

	(803,151)	$(7,130,913)	(384,866)	$(3,424,987)

Class K
Shares sold	27,438,350	$240,471,769	40,830,965	$405,486,165
Shares issued in reinvestment of distributions	1,553,326	13,630,994	922,517	9,177,139
Shares redeemed	(37,176,904)	(325,251,486)	(14,064,195)	(137,529,493)

	(8,185,228)	$(71,148,723)	27,689,287	$277,133,811

	(15,116,114)	$(124,474,537)	23,349,225	$250,730,888

	Year Ended 06/30/23		Year Ended 06/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

National Municipal
Institutional
Shares sold	244,446,398	$2,440,723,410	192,763,282	$2,080,739,720
Shares issued in reinvestment of distributions	10,553,339	105,279,780	10,548,083	116,072,452
Shares redeemed	(292,758,167)	(2,910,047,193)	(271,526,301)	(2,866,139,687)

	(37,758,430)	$(364,044,003)	(68,214,936)	$(669,327,515)

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 06/30/23		Year Ended 06/30/22
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
National Municipal (continued)
Service
Shares sold	26,659	$268,873	64,184	$726,913
Shares issued in reinvestment of distributions	4,495	44,820	5,873	64,564
Shares redeemed	(184,205)	(1,832,566)	(94,175)	(1,017,925)

	(153,051)	$(1,518,873)	(24,118)	$(226,448)

Investor A
Shares sold and automatic conversion of shares	259,086,337	$2,572,636,824	196,231,052	$2,115,943,592
Shares issued in reinvestment of distributions	7,223,524	72,104,094	7,621,180	84,059,121
Shares redeemed	(321,963,496)	(3,197,402,552)	(294,483,158)	(3,165,319,556)

	(55,653,635)	$(552,661,634)	(90,630,926)	$(965,316,843)

Investor C
Shares sold	980,208	$9,799,188	962,619	$10,612,854
Shares issued in reinvestment of distributions	159,468	1,591,332	146,413	1,613,469
Shares redeemed and automatic conversion of shares	(3,424,402)	(34,200,726)	(3,723,353)	(40,535,246)

	(2,284,726)	$(22,810,206)	(2,614,321)	$(28,308,923)

Class K
Shares sold	101,861,597	$1,015,663,294	111,537,131	$1,229,286,142
Shares issued in reinvestment of distributions	10,841,140	108,197,314	9,698,637	106,653,020
Shares redeemed	(144,310,411)	(1,441,129,318)	(172,678,520)	(1,886,928,579)

	(31,607,674)	$(317,268,710)	(51,442,752)	$(550,989,417)

	(127,457,516)	$(1,258,303,426)	(212,927,053)	$(2,214,169,146)

	Year Ended 06/30/23		Year Ended 06/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Short-Term Municipal
Institutional
Shares sold	27,952,382	$272,437,165	39,068,046	$388,204,172
Shares issued in reinvestment of distributions	464,272	4,525,411	153,933	1,536,644
Shares redeemed	(47,015,164)	(459,749,071)	(37,593,947)	(374,422,130)

	(18,598,510)	$(182,786,495)	1,628,032	$15,318,686

Investor A
Shares sold and automatic conversion of shares	14,839,360	$144,766,174	19,093,336	$190,969,387
Shares issued in reinvestment of distributions	451,773	4,407,135	91,449	910,902
Shares redeemed	(18,218,805)	(177,952,916)	(21,234,747)	(212,711,776)

	(2,927,672)	$(28,779,607)	(2,049,962)	$(20,831,487)

Investor A1
Shares issued in reinvestment of distributions	13,181	$128,594	3,451	$34,411
Shares redeemed	(173,253)	(1,692,017)	(62,768)	(625,879)

	(160,072)	$(1,563,423)	(59,317)	$(591,468)

Investor C
Shares sold	442,653	$4,168,650	220,311	$2,098,579
Shares issued in reinvestment of distributions	6,611	62,359	—	—
Shares redeemed and automatic conversion of shares	(359,060)	(3,386,085)	(256,164)	(2,467,354)

	90,204	$844,924	(35,853)	$(368,775)

Class K
Shares sold	4,566,177	$44,449,107	8,945,290	$88,583,080
Shares issued in reinvestment of distributions	48,977	477,254	10,676	105,820
Shares redeemed	(7,170,154)	(69,909,390)	(3,474,562)	(34,618,049)

	(2,555,000)	$(24,983,029)	5,481,404	$54,070,851

	(24,151,050)	$(237,267,630)	4,964,304	$47,597,807

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock New York Municipal Opportunities Fund, BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, and BlackRock Short-Term Municipal Fund and the Board of Trustees/Directors of BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Bond Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, and BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

August 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	93

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended June 30, 2023:

Fund Name		Exempt-Interest Dividends
New York Municipal	$	36,060,728
High Yield Municipal		72,114,737
National Municipal		323,978,863
Short-Term Municipal		13,740,249

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended June 30, 2023:

Fund Name		Interest Dividends
New York Municipal	$	1,861,568
High Yield Municipal		1,059,100
National Municipal		1,361,362

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended June 30, 2023:

Fund Name		Interest Related Dividends
New York Municipal	$	1,861,568
High Yield Municipal		1,059,100
National Municipal		1,361,362
Short-Term Municipal		—

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements

The Board of Directors/Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-State Municipal Series Trust (the “Trust”) and BlackRock Municipal Bond Fund, Inc. (the “Company”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Agreements”) between each of the Trust, on behalf of BlackRock New York Municipal Opportunities Fund (the “New York Municipal Opportunities Fund”) and the Company, on behalf of BlackRock High Yield Municipal Fund (the “High Yield Fund”), BlackRock National Municipal Fund (the “National Fund”) and BlackRock Short-Term Municipal Fund (the “Short-Term Fund” and collectively with the High Yield Fund, the National Fund and the New York Municipal Opportunities Fund, the “Funds” and each, a “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment adviser.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Company or the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	95

Disclosure of Investment Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the New York Municipal Opportunities Fund ranked in the third, second and first quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the New York Municipal Opportunities Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the New York Municipal Opportunities Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Fund ranked in the fourth, first and first quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the High Yield Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the High Yield Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board noted that for each of the one-, three- and five-year periods reported, the National Fund ranked in the fourth quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the National Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the National Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the Short-Term Fund ranked in the second, fourth and fourth quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Short-Term Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Short-Term Fund’s underperformance relative to its Morningstar Category during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements  (continued)

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the New York Municipal Opportunities Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the New York Municipal Opportunities Fund’s Expense Peers. The Board also noted that the New York Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New York Municipal Opportunities Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the New York Municipal Opportunities Fund decreases below certain contractually specified levels. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the New York Municipal Opportunities Fund’s total expenses as a percentage of the New York Municipal Opportunities Fund’s average daily net assets on a class-by-class basis.

The Board noted that the High Yield Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the High Yield Fund’s Expense Peers. The Board also noted that the High Yield Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the High Yield Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the High Yield Fund decreases below certain contractually specified levels. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the High Yield Fund’s total expenses as a percentage of the High Yield Fund’s average daily net assets on a class-by-class basis.

The Board noted that the National Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the National Fund’s Expense Peers. The Board also noted that the National Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the National Fund, combined with the assets of the Short-Term Fund, increase above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the National Fund or the Short-Term Fund, decrease below certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the National Fund’s total expenses as a percentage of the National Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Short-Term Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Short-Term Fund’s Expense Peers. The Board also noted that the Short-Term Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Short-Term Fund, combined with the assets of the National Fund, increase above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Short-Term Fund or the National Fund, decrease below certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Short-Term Fund’s total expenses as a percentage of the Short-Term Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	97

Disclosure of Investment Advisory Agreements  (continued)

to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending, and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Company, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Municipal Opportunities Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 104 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); Total Energies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2019)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 106 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 106 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 104 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General, of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 104 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	99

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 104 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch(d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 106 Portfolios	PennyMac Mortgage Investment Trust

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc.from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 273 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 275 Portfolios	None

(a)	The address of each Director/Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)

Each Independent Director/Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation’s/Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors/Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation’s/Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors/Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

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Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

  Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Funds.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	101

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

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Additional Information  (continued)

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	103

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

ETF	Exchange-Traded Fund

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

MTA	Month Treasury Average

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

VRDN	Variable Rate Demand Note

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-06/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Opportunities Fund	$33,864	$32,538	$44	$1,051	$16,300	$19,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Opportunities Fund	$16,344	$20,651

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-State Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-State Municipal Series Trust

Date: August 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-State Municipal Series Trust

Date: August 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Multi-State Municipal Series Trust

Date: August 22, 2023